As filed with the Securities and Exchange Commission on December 1, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600 Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2008 – September 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

(Unaudited)

SEPTEMBER 30, 2008

Absolute Strategies Fund and logo are registered service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers (“AIA” and “Absolute”) and logo are registered service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Strategies Fund (the “Fund”) for the period ended September 30, 2008. The Fund continues to perform as intended given the Fund’s risk exposures and risk-adjusted performance. Fund performance has been achieved with low volatility and low beta relative to the S&P 500 Index (“S&P 500”), while at the same time being broadly hedged against equity market fluctuations. From inception through September 30, 2008, the Fund’s monthly returns have had a beta of 0.24, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index. The annualized standard deviation of monthly returns, a measure of portfolio volatility and risk, has been 3.1%; the largest down month was –1.90% for the Institutional Shares. As of September 30, net assets totaled $947 million, an increase of 107% over September 30, 2007. As a result of the increase in assets, the Fund’s net expense ratio has fallen.

The Fund (Institutional Shares) had a modest negative return of –1.46% over the 6 months ended September 30 versus negative returns of –10.85% for the S&P 500, –9.08% for the HFRX Global Hedge Fund Index. The Fund’s beta and standard deviation have been very consistent over this time and has been inline with expectations.

Please see the accompanying performance charts and financial highlights for complete return and expense information by share class. For a longer term perspective, the Fund’s (Institutional Shares) 1-year and since inception (July 27, 2005) average annual total returns for the period ended September 30, 2008 were –3.99% and 2.46%, respectively. Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.37% for Institutional Shares. Excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratio (net) was 1.88% for the fiscal year ended March 31, 2008. For the most recent month end performance information, please call (888) 992-2765 or contact your financial adviser.

If you read our previous commentaries, you would appreciate that we have had a pretty good grasp of the enormity of the situation as it related to deleveraging and crowded investment strategies. In our 4th quarter 2007 commentary, which is located on our website at www.absoluteadvisers.com, I wrote the following:

“We continue to stress that easy credit, low risk premiums and high degrees of leverage may not work well when credit tightens or liquidity moderates. However, many hedge fund strategies have required cheap credit, low volatility and excess leverage to generate performance. In addition, many strategies are betting on similar factors that tend to focus on highly cyclical, low quality securities. As we’ve stated repeatedly in previous commentaries, these factors appear to be highly sensitive (have high beta) to moves in various traditional asset classes. Therefore continued volatility may create a serious diversification dilemma for investors counting on ‘low correlation.’ The inevitable unwinding of leverage and re-pricing of risk among crowded allocations will likely continue to cause highly correlated volatility across most asset classes.”

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ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

The events of recent weeks have created an extremely difficult environment the likes of which has not been seen by anyone in the investment arena today. I think surreal sums it up best.

Even those who have been investing for decades are seeing once-in-a-lifetime events. Recently, Charlie Rose interviewed Warren Buffett on PBS (Oct. 1, 2008), and asked him the following question:

Rose: “You have never seen anything like this in your life?

Buffett: “No, I haven’t.”

We are often asked, “How will your Fund do if the S&P 500 is down ‘x’%?” My usual response refers to the Fund’s beta, but I also ask, “Well, what is everything else going to do?” However, if one year ago someone told me that the S&P 500 was going to be down 22% over the next 12 months through September 30, I would have been unfazed if our Fund was down 4%, simply given our beta. If in addition to the decrease in the S&P, I was told the HFRX Global Hedge Fund Index would be down 11.4%, including Convertible Arbitrage down 25%, I’d be very pleased with our performance. Now imagine the following unthinkable factors and events that have occurred over the past year:

(1)	Fannie Mae, Freddie Mac, Bear Stearns, Merrill Lynch, Lehman Brothers, AIG, Washington Mutual, and Wachovia all had to be rescued or were bankrupt, resulting in negative ramifications across all investments.
(2)	GE, Goldman Sachs and Morgan Stanley required significant capital infusions.
(3)	Credit markets seized up to the point where T-bills yielded 5 bps and the TED-spread reached its widest ever as banks feared lending to each other
(4)	All equity asset classes and most others collapsed by 15-35%; investment grade corporate bonds fell 7%.
(5)	The Government had to provide a guarantee for money market funds and propose an increase to FDIC insurance on bank deposits.
(6)	The Fed used its entire balance sheet and begged Congress to frantically pass a $700 billion bailout plan to re-liquefy the credit markets and overnight bank lending

Given the above, I am extremely pleased with our performance. More importantly, unlike most hedge fund investments, our beta has been very consistent. In fact, since June 30, 2007, when the deleveraging process started to unwind, the Absolute Strategies Fund is down just –2.5% versus –20.4% for the S&P 500 and –13.4% for the HFRX Global Hedge Fund Index. Our Fund is a highly disciplined and diversified portfolio that does not rely on bear market or “inverse” strategies. We have been conscious to stay away from the crowded, momentum strategies we warned about that have rapidly and painfully unwound, and we have avoided strategies that need leverage.

We are becoming increasingly optimistic about the prospects for many of our manager strategies. We have done well to preserve capital with relatively low volatility in a severely distressed financial system, including massive deleveraging across hedge fund strategies and liquidations of large market participants. In this

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ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

environment, once leverage is unwound it cannot be added back (no V-shaped recovery). We did not use leverage, and thus, are not in a permanent loss position that cannot be recovered from. The liquidations and deleveraging in other hedge fund strategies are unlike anything seen before by our managers. Since our Fund has been well hedged and we maintain sizable cash balances in our most opportunistic strategies, we hope to take advantage of much of the non-fundamental unwinding occurring in the industry of late, particularly in convertible securities and distressed mortgages. These are the same types of opportunities Warren Buffett has recently invested in or he said he wished he could invest in.

While strong rallies are quite possible, the markets are unlikely to have any sustained advance for the foreseeable future and may remain highly volatile. The credit markets and the banking system are in a state of crisis and economic conditions could turn quite severe. However, that does not mean opportunities will not be available in certain manager strategies. Like everybody, I do not like losing money, but I also recognize when long-term risk/reward trade-offs become highly attractive. In fact there are certain strategies that could find once-in-a-lifetime opportunities as industry deleveraging continues. As the Fund’s exposures evolve, modest volatility will be accepted in the form of periodic gains and periodic losses. The key mission of these exposures is to avoid permanent losses of capital. I believe patient investors will be rewarded with attractive long-term risk-adjusted returns and modest volatility. I cannot say the same for most other investments, which may have unbearable volatility over the next 12-18 months.

We also view the current unwinding in the financial system as a major secular shift in investment management that will benefit our strategies. De-leveraging is a process that takes away huge long-run tailwinds that have made any one-way bet look much better than reality, including traditional investments. Taking the “juice” out of the investment industry will level the playing field and will separate good investments from bad investments. Performance driven by beta, leverage, and financial engineering has been exposed and investors will need to lower their expectations. In a deflationary environment a 10% return objective is not an objective; that is what got us into this mess. In fact, negative 10% has probably been the top decile benchmark over the past 2 years given housing values, equity values and incomes. Now is the time to concentrate on investments you can have long-term confidence in.

Thank you for your investment in the Absolute Strategies Fund.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

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ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

The views presented in the letter were those of the portfolio manager as of September 30, 2008 and may not reflect their views on the date this letter is first published or at anytime thereafter. These views are intended to assist the shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Fund utilizes a multi-manager strategy with multiple sub-advisers, it may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Fund’s principal investment risks please refer to the prospectus.

Beta is the measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500 Index. A fund with a realized beta of 0.5 with respect to the S&P 500 Index would have received, on average, about 50% of the index returns when the market was up and about 50% of its losses when the market was down. Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The Russell 2000 Index is used as a benchmark for US small cap stocks and measures the performance of the 2,000 smallest companies in the Russell 3000 (3,000 of the biggest U.S. stocks). The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

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ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2008

The following chart reflects the change in value, since Absolute Strategies Fund’s (the “Fund”) commencement of investment operations, of a hypothetical $250,000 investment in Institutional, R and C Shares, including the reinvestment of dividends and distributions compared with broad-based securities market indices. The Standard and Poor’s 500 Composite Index (“S&P 500 Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Lehman Brothers U.S. Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Hedge Fund Research U.S. Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The performance of each share class differs due to different class expenses. During the period, Fund fees were waived or expenses reimbursed, otherwise returns would have been lower. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

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ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2008

Institutional, R and C Shares vs. S&P 500 Index, Lehman Brothers U.S. Aggregate Index and Hedge Fund Research U.S. Global Hedge Fund Index

Average Annual Total Return as of 09/30/08*	One Year	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund — Institutional Shares	(3.99)%	2.46%
Absolute Strategies Fund — R Shares	(4.39)%	2.08%
Absolute Strategies Fund — C Shares	(5.08)%	1.45%
S&P 500 Index	(21.98)%	0.11%
Lehman Brothers U.S. Aggregate Index	3.65%	3.96%
Hedge Fund Research U.S. Global Hedge Fund Index	(11.43)%	1.18%

*	C Shares commenced operations on January 13, 2006. The performance of C Shares prior to January 13, 2006 is that of the Institutional Shares as adjusted for the higher expenses applicable to C Shares.

Investment Value as of 09/30/08
Absolute Strategies Fund — Institutional Shares	$270,048
Absolute Strategies Fund — R Shares	$266,880
Absolute Strategies Fund — C Shares	$261,677
S&P 500 Index	$250,906
Lehman Brothers U.S. Aggregate Index	$283,033
Hedge Fund Research U.S. Global Hedge Fund Index	$259,473

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s total annual operating expense ratios (gross) are 2.37%, 2.72% and 3.45% for Institutional Shares, R Shares and C Shares, respectively. Excluding the effect of expenses attributable to dividends on short sales, organization costs, and offering costs, the Fund’s total annual operating expense ratios would be 1.88%, 2.23% and 2.96% for Institutional Shares, R Shares and C Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month end performance information, please call (888) 992-2765.

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ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value
Long Positions - 87.2%
Equity Securities - 52.3%
Common Stock - 50.7%
Consumer Discretionary - 8.8%
35,900	Advance Auto Parts, Inc. (f)	$1,423,794
60,400	Aeropostale, Inc. (a)(f)	1,939,444
21,900	Ambassadors Group, Inc. (f)	348,429
34,600	American Commercial Lines, Inc.	368,144
189,875	American Eagle Outfitters, Inc. (f)	2,895,594
22,600	AnnTaylor Stores Corp. (a)(f)	466,464
5,600	Autoliv, Inc. (f)	189,000
62,725	Bed Bath & Beyond, Inc. (a)(f)(j)	1,970,192
35,400	Big Lots, Inc. (a)(f)	985,182
33,500	Biovail Corp. (f)	327,295
6,400	BJ’s Wholesale Club, Inc. (a)(f)	248,704
41,800	Brinker International, Inc.	747,802
107,000	Building Materials Holding Corp. (f)	50,290
53,000	Burger King Holdings, Inc. (f)	1,301,680
200,000	Cabela’s, Inc. (a)	2,416,000
38,500	Cache, Inc. (a)(f)	264,495
25,100	California Pizza Kitchen, Inc.	323,037
234,980	Carmax, Inc. (a)(f)	3,289,720
149,550	Carter’s, Inc. (a)(f)	2,950,622
14,200	Casey’s General Stores, Inc. (f)	428,414
25,900	CEC Entertainment, Inc. (a)(f)	859,880
800	Centex Corp. (f)(j)	12,960
2,700	Charlotte Russe Holding, Inc. (a)(f)	27,675
18,900	Christopher & Banks Corp. (f)	144,963
206,935	Cintas Corp. (f)	5,941,104
2,000	Circuit City Stores, Inc. (f)(j)	1,520
60,100	CKE Restaurants, Inc. (f)	637,060
27,600	Coach, Inc. (a)(f)	691,104
23,100	Copart, Inc. (a)	877,800
5,200	Costco Wholesale Corp. (f)	337,636
30,060	Dana Holding Corp. (a)	145,490
42,000	Domino’s Pizza, Inc. (a)(f)	509,880
35,650	DreamWorks Animation SKG, Inc., Class A (a)	1,121,193
30,800	Dress Barn, Inc. (a)(f)	470,932
60,800	Ezcorp, Inc., Class A (a)(f)	1,143,040
25,000	Furniture Brands International, Inc.	263,000
16,900	Gap, Inc. (f)	300,482
18,700	General Mills, Inc. (f)	1,285,064
9,800	Genesco, Inc. (a)(f)	328,104
10,700	Gymboree Corp. (a)(f)	379,850
47,600	Hasbro, Inc. (f)	1,652,672
12,200	Heidrick & Struggles International, Inc.	367,830
26,000	Hibbett Sports, Inc. (a)(f)	520,520
60,975	Home Depot, Inc. (f)	1,578,643
47,800	HOT Topic, Inc. (a)(f)	315,958
7,250	International Game Technology (f)	124,555
18,800	International Speedway Corp., Class A (f)	731,508
34,100	Knoll, Inc. (f)	515,592

Shares	Security Description	Value
1,200	Kohl’s Corp. (a)(f)(j)	$55,296
19,970	Las Vegas Sands Corp. (a)	721,117
41,800	Lions Gate Entertainment Corp. (a)(f)	377,036
53,100	Liz Claiborne, Inc. (f)	872,433
52,500	Lowe’s Cos., Inc. (f)(j)	1,243,725
42,400	Marvel Entertainment, Inc. (a)(f)	1,447,536
10,633	McDonald’s Corp. (f)	656,056
27,580	MGM Mirage (a)	786,030
100,000	Mobile Mini, Inc. (a)	1,933,000
52,365	Mohawk Industries, Inc. (a)(f)	3,528,877
6,800	Nike, Inc., Class B (f)(j)	454,920
1,300	NVR, Inc. (a)(f)	743,600
11,500	Owens & Minor, Inc. (f)	557,750
31,200	Panera Bread Co., Class A (a)(f)	1,588,080
16,700	Pantry, Inc. (a)(f)	353,873
9,900	PF Chang’s China Bistro, Inc. (a)(f)	233,046
20,600	Polaris Industries, Inc. (f)	937,094
45,700	Pulte Homes, Inc. (f)(j)	638,429
51,600	Republic Airways Holdings, Inc. (a)(f)	525,804
118,655	Royal Caribbean Cruises, Ltd. (f)	2,462,091
1,800	Ryland Group, Inc. (f)(j)	47,736
36,400	Scientific Games Corp., Class A (a)	837,928
6,570	Sears Holdings Corp. (a)	614,295
200,000	Sonic Corp. (a)(f)	2,914,000
61,350	Steak’n Shake Co. (a)(f)	532,518
12,600	Steven Madden, Ltd. (a)(f)	312,228
29,550	Target Corp. (f)(j)	1,449,428
20,400	Toro Co. (f)	842,520
186,000	Tsingtao Brewery Co., Ltd.	330,567
32,900	Urban Outfitters, Inc. (a)(f)	1,048,523
8,300	WABCO Holdings, Inc. (f)	294,982
128,995	Walgreen Co. (f)	3,993,685
21,000	Wal-Mart Stores, Inc.	1,257,690
193,952	Warner Music Group Corp. (a)(f)	1,474,035
7,700	WESCO International, Inc. (a)(f)	247,786
8,400	WMS Industries, Inc. (a)(f)	256,788
19,975	Wynn Resorts, Ltd. (a)	1,630,759
34,400	Yum! Brands, Inc. (f)	1,121,784

		83,543,362

Consumer Staples - 8.7%
131,550	Accenture, Ltd., Class A (f)	4,998,900
30,700	AMN Healthcare Services, Inc. (a)(f)	539,399
19,600	Arbitron, Inc. (f)	875,924
16,300	Boston Scientific Corp. (a)	200,001
47,100	Bowne & Co., Inc. (f)	544,005
13,700	Celgene Corp. (a)	866,936
17,500	Charles River Laboratories International, Inc. (a)(f)	971,775
28,000	Clorox Co. (f)	1,755,320
222,031	Coca-Cola Co. (f)	11,740,999
40,000	Coinstar, Inc. (a)	1,280,000
4,600	Comdisco Holding Co., Inc. (a)	43,746
13,400	Conmed Corp. (a)(f)	428,800

See Notes to Financial Statements.	7	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value
21,800	Corporate Executive Board Co. (f)	$681,250
200,000	Deluxe Corp.	2,878,000
20,100	DeVry, Inc. (f)	995,754
18,200	Diamond Foods, Inc. (f)	510,146
15,500	Edwards Lifesciences Corp.	895,280
24,600	Estee Lauder Cos., Inc. (f)	1,227,786
14,800	FTI Consulting, Inc. (a)	1,069,152
64,600	Gartner, Inc. (a)	1,465,128
23,200	H&R Block, Inc. (f)	523,160
25,800	Hewitt Associates, Inc., Class A (a)(f)	940,152
27,972	HJ Heinz Co. (f)	1,396,083
22,600	Illumina, Inc. (a)	915,978
32,000	Iron Mountain, Inc. (a)	781,120
32,100	ITT Educational Services, Inc. (a)(f)(j)	2,597,211
15,025	Jarden Corp. (a)	352,336
16,500	Kenexa Corp. (a)(f)	260,535
46,100	Kroger Co. (f)	1,266,828
10,600	MAXIMUS, Inc. (f)	390,504
60,000	McCormick & Co., Inc.	2,307,000
17,300	Mcgrath Rentcorp. (f)	498,586
7,900	McKesson Corp. (f)	425,099
20,900	McKesson Corp. (f)	485,298
21,565	Moody’s Corp.	733,210
111,020	PepsiCo, Inc. (f)	7,912,395
24,200	Pharmaceutical Product Development, Inc. (f)	1,000,670
58,900	Philip Morris International, Inc. (f)	2,833,090
100,865	Procter & Gamble Co. (f)(j)	7,029,282
18,895	Quanta Services, Inc. (a)	510,354
19,600	Resources Connection, Inc. (a)(f)	441,588
199,180	Robert Half International, Inc. (f)	4,929,705
20,000	Sotheby’s	401,200
14,800	Steiner Leisure, Ltd. (a)(f)	508,824
14,600	STERIS Corp. (f)	548,668
5,800	Strayer Education, Inc. (f)	1,161,508
11,000	SYSCO Corp. (f)	339,130
150,000	Total System Services, Inc.	2,460,000
100,000	Toyota Industries Corp., ADR	2,682,500
14,200	TrueBlue, Inc. (a)(f)	229,472
29,000	Tupperware Brands Corp. (f)	801,270
12,600	Western Union Co. (f)	310,842
50,700	Zymogenetics, Inc. (a)(f)	337,662

		82,279,561

Energy - 3.2%
2,000	Anadarko Petroleum Corp. (f)(j)	97,020
3,100	Apache Corp. (f)(j)	323,268
16,400	Arch Coal, Inc. (f)	539,396
17,515	Canadian Natural Resources, Ltd.	1,199,077
50,500	Canadian Oil Sands Trust	1,841,027
7,000	Canadian Oil Sands Trust	254,940
17,582	Chevron Corp. (f)	1,450,163
5,000	China Petroleum & Chemical Corp., ADR	391,650
7,600	Cimarex Energy Co. (f)	371,716

Shares	Security Description	Value
1,835	CNOOC, Ltd., ADR	$210,126
560,000	Cnpc Hong Kong, Ltd.	234,390
59,500	ConocoPhillips (f)	4,358,375
10,600	Consol Energy, Inc. (f)	486,434
67,540	Covanta Holding Corp. (a)(f)	1,616,908
27,900	Denbury Resources, Inc. (a)(f)	531,216
7,500	Diamond Offshore Drilling, Inc. (f)	772,950
11,130	EnCana Corp. (f)	731,575
32,600	Energy Partners, Ltd. (a)(f)	282,642
1,500	Exxon Mobil Corp. (f)	116,490
5,700	First Solar, Inc. (a)(f)	1,076,787
13,300	FMC Technologies, Inc. (a)(f)	619,115
29,300	Gazprom OAO, ADR	918,555
2,000	Halliburton Co. (f)(j)	64,780
16,730	Imperial Oil, Ltd.	712,698
7,800	Marathon Oil Corp. (f)	310,986
11,300	Mariner Energy, Inc. (a)(f)	231,650
5,000	Murphy Oil Corp. (f)	320,700
13,500	Occidental Petroleum Corp. (f)	951,075
30,500	Patterson-UTI Energy, Inc. (f)	610,610
14,400	Peabody Energy Corp. (f)	648,000
12,600	Petro-Canada (f)	420,210
25,100	Portland General Electric Co.	593,866
31,500	Rosetta Resources, Inc. (a)(f)	578,340
4,606	Schlumberger, Ltd. (f)(j)	359,683
7,200	SEACOR Holdings, Inc. (a)(f)	568,440
42,640	Suncor Energy, Inc.	1,802,393
2,000	Swift Energy Co. (a)(f)	77,380
44,600	Talisman Energy, Inc. (f)	634,212
14,520	Texas Pacific Land Trust	543,048
9,200	Unit Corp. (a)(f)	458,344
34,300	Valero Energy Corp. (f)	1,039,290
10,300	W&T Offshore, Inc. (f)	281,087
11,500	Walter Industries, Inc.	545,675

		30,176,287

Financials - 12.0%
15,500	Allstate Corp. (f)	714,860
50,000	AMBAC Financial Group, Inc.	116,500
12,000	American Capital, Ltd.	306,120
903,000	AmeriCredit Corp. (a)	9,147,390
20,400	Ameriprise Financial, Inc. (f)	779,280
110,000	Arthur J Gallagher & Co.	2,822,600
3,000	Assurant, Inc. (f)	165,000
28,680	ASX, Ltd.	683,331
27,400	Axis Capital Holdings, Ltd. (f)	868,854
36,100	Banco Latinoamericano de Exportaciones SA (f)	520,562
178,688	Bancorp, Inc./DE (a)	893,440
1,928	Bank of America Corp. (f)(j)	67,480
136,282	Bank of New York Mellon Corp. (f)	4,440,068
111	Berkshire Hathaway, Inc., Class A (a)(f)	14,496,600
200	Berkshire Hathaway, Inc., Class B (a)	879,000
5,320	BlackRock, Inc.	1,034,740

See Notes to Financial Statements.	8	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value
22,280	Blackstone Group LP	$341,775
8,000	Bolsas y Mercados Espanoles	203,061
53,200	Boston Private Financial Holdings, Inc. (f)	464,968
32,030	Brookfield Asset Management, Inc., Class A	878,903
26,600	Capitol Federal Financial	1,179,178
6,150	Cathay General Bancorp	146,370
15,800	Center Financial Corp.	201,766
52,100	Central Pacific Financial Corp. (f)	875,801
72,000	China Life Insurance Co., Ltd.	264,731
9,900	Chubb Corp. (f)	543,510
8,100	Cigna Corp. (f)	275,238
16,085	Climate Exchange PLC (a)	293,116
9,402	CME Group, Inc. (f)(j)	3,492,937
24,520	Cohen & Steers, Inc.	694,652
3,200	Credicorp, Ltd. (f)	191,936
15,500	Delphi Financial Group, Inc. (f)	434,620
10,000	Deutsche Boerse AG	910,002
600	Discover Financial Services (f)	8,292
8,180	East West Bancorp, Inc. (f)	112,066
33,790	Eaton Vance Corp. (f)	1,190,422
35,000	Entertainment Properties Trust (f)	1,915,200
470	Fairfax Financial Holdings, Ltd.	152,520
92,600	Federal Home Loan Mortgage Corp. (a)	158,346
63,550	Federal National Mortgage Association (a)	97,232
19,300	Federated Investors, Inc., Class B (f)	556,419
34,725	First Marblehead Corp. (a)(f)	86,465
33,700	First Midwest Bancorp, Inc. (f)	816,888
25,300	Forest City Enterprises, Inc., Class A	775,951
8,600	Fpic Insurance Group, Inc. (a)(f)	441,954
60,010	Franklin Resources, Inc. (f)	5,288,681
12,000	GFI Group, Inc.	56,520
4,600	Greenhill & Co., Inc. (f)	339,250
10,550	Groupe Bruxelles Lambert SA	897,598
15,790	Hanmi Financial Corp. (a)	79,740
3,800	Hanover Insurance Group, Inc. (f)	172,976
4,300	HDFC Bank, Ltd., ADR	365,285
124,500	Hong Kong Exchanges and Clearing, Ltd.	1,492,746
16,000	Hudson City Bancorp, Inc.	295,200
24,770	Icahn Enterprises LP	1,066,349
12,000	ICAP PLC	75,736
11,750	ICICI Bank, Ltd., ADR	276,360
8,300	Infinity Property & Casualty Corp. (f)	341,960
20,540	IntercontinentalExchange, Inc. (a)(f)	1,657,167
7,900	Investment Technology Group, Inc. (a)(f)	240,397
217	JPMorgan Chase & Co. (f)	10,134
46,800	JSE, Ltd.	305,296
10,800	Keycorp (f)	128,952
120,125	LaBranche & Co., Inc. (a)	540,563
6,050	Lazard, Ltd., Class A (f)	258,698
14,070	Legg Mason, Inc.	535,504
62,385	Leucadia National Corp.	2,834,774
318,500	Link Real Estate Investment Trust	657,111
2,250	Loews Corp.	88,853

Shares	Security Description	Value
88,400	London Stock Exchange Group PLC	$1,356,308
2,425	M&T Bank Corp.	216,431
2,130	Markel Corp. (a)	748,695
187,300	MBIA, Inc. (a)	2,228,870
33,200	Merrill Lynch & Co., Inc. (f)(j)	839,959
29,400	Montpelier Re Holdings, Ltd. (f)	485,394
1,200	Morgan Stanley (f)(j)	27,600
400,000	Morgan Stanley (f)	264,720
15,790	Nara Bancorp, Inc.	176,848
68,200	Nasdaq OMX Group (a)	2,084,874
35,900	NewAlliance Bancshares, Inc. (f)	539,577
24,800	Northern Trust Corp. (f)	1,790,560
42,334	NYSE Euronext	1,658,646
35,600	optionsXpress Holdings, Inc. (f)	691,352
25,800	Oriental Financial Group, Inc. (f)	460,788
71	Osaka Securities Exchange Co., Ltd.	193,530
1,695	Pargesa Holding SA	144,140
72,000	Ping An Insurance Group Co. of China, Ltd.	407,529
26,200	Platinum Underwriters Holdings, Ltd. (f)	929,576
24,580	Power Corp. of Canada	721,309
16,450	Power Corp. of Canada	482,255
117,470	PrivateBancorp, Inc. (f)	4,893,800
11,000	Progressive Corp.	191,400
62,500	Regions Financial Corp. (f)	600,000
59,398	Resource America, Inc., Class A	564,281
11,900	RLI Corp. (f)	738,871
216,900	Singapore Exchange, Ltd.	925,355
117,200	SLM Corp. (a)(f)(j)	1,446,248
4,000	St Joe Co. (a)	156,360
19,865	State Street Corp.	1,129,921
41,500	Sterling Financial Corp. (f)	601,750
41,765	T Rowe Price Group, Inc. (f)	2,243,198
26,600	TradeStation Group, Inc. (a)(f)	248,710
16,300	Travelers Cos, Inc. (f)	736,760
106,090	UBS AG (a)(f)	1,860,819
15,790	UCBH Holdings, Inc.	101,214
60,000	UDR, Inc.	1,569,000
21,590	US Global Investors, Inc., Class A	216,980
354,000	Value Partners Group, Ltd.	209,714
18,800	Ventas, Inc. (f)	929,096
4,855	Vornado Realty Trust	441,562
33,500	Waddell & Reed Financial, Inc. (f)	829,125
26,500	Webster Financial Corp. (f)	669,125
10,050	Wells Fargo & Co.	377,177
20,800	Westamerica Bancorp.	1,196,624
1,245	White Mountains Insurance Group, Ltd.	584,839
15,790	Wilshire Bancorp, Inc.	192,164
15,600	WR Berkley Corp. (f)	367,380

		114,116,428

Health Care - 2.7%
1,900	Aetna, Inc. (f)	68,609
23,500	AmerisourceBergen Corp. (f)	884,775

See Notes to Financial Statements.	9	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value
2,400	Amgen, Inc. (a)(f)(j)	$142,248
5,894	Baxter International, Inc. (f)	386,823
40,000	Beckman Coulter, Inc.	2,839,600
4,000	Becton Dickinson & Co. (f)	321,040
6,300	Biogen Idec, Inc. (a)(f)	316,827
13,300	Cardinal Health, Inc. (f)	655,423
12,200	Covance, Inc. (a)(f)	1,078,602
11,200	CR Bard, Inc. (f)	1,062,544
5,100	Endo Pharmaceuticals Holdings, Inc. (a)(f)	102,000
14,900	Express Scripts, Inc. (a)(f)	1,099,918
15,700	Forest Laboratories, Inc. (a)(f)	443,996
2,500	Haemonetics Corp. (a)(f)	154,300
6,389	Henry Schein, Inc. (a)(f)	343,984
3,500	Intuitive Surgical, Inc. (a)(f)	843,430
28,400	Johnson & Johnson (f)	1,967,552
19,000	Lincare Holdings, Inc. (a)(f)	571,710
7,100	Medco Health Solutions, Inc. (a)(f)	319,500
20,900	Mentor Corp. (f)	498,674
5,600	OSI Pharmaceuticals, Inc. (a)(f)	276,024
60,000	Pfizer, Inc. (f)	1,106,400
25,400	PSS World Medical, Inc. (a)(f)	495,300
64,825	Quest Diagnostics, Inc. (f)	3,349,508
26,000	Quidel Corp. (a)(f)	426,660
6,800	SurModics, Inc. (a)(f)	214,131
80,050	UnitedHealth Group, Inc. (f)	2,032,470
7,100	Universal Health Services, Inc., Class B (f)	397,813
57,200	Valeant Pharmaceuticals International (a)	1,170,884
29,800	Vertex Pharmaceuticals, Inc. (a)	990,552
14,000	WellPoint, Inc. (a)(f)	654,780

		25,216,077

Industrials - 5.6%
1,900	3M Co. (f)	129,789
23,000	AAON, Inc. (f)	418,370
24,200	Amphenol Corp., Class A (f)	971,388
900,000	Beijing Capital International Airport Co., Ltd., Class H (a)	730,214
60,900	Boeing Co. (f)	3,492,615
30,000	Brink’s Co. (f)	1,830,600
15,900	Bucyrus International, Inc.	710,412
40,300	Burlington Northern Santa Fe Corp. (f)	3,724,929
1,200	Caterpillar, Inc. (f)(j)	71,520
194,550	Cemex SAB de C.V., ADR (a)(f)	3,350,151
15,100	Coherent, Inc. (a)(f)	536,805
3,800	Crane Co. (f)	112,898
11,200	CSX Corp. (f)	611,184
29,700	Cummins, Inc. (f)	1,298,484
21,000	Cymer, Inc. (a)(f)	531,930
2,700	Dionex Corp. (a)(f)	171,585
17,200	EnPro Industries, Inc. (a)(f)	639,152
11,100	Flowserve Corp. (f)	985,347
14,800	Fluor Corp. (f)	824,360
19,600	Frontline, Ltd. (f)	942,172

Shares	Security Description	Value
16,700	General Electric Co.	$425,850
4,800	General Maritime Corp. (f)	93,504
8,000	Goodrich Corp. (f)	332,800
21,500	Graco, Inc. (f)	765,611
72,000	Hainan Meilan International Airport Co., Ltd., Class H	38,017
4,200	Harsco Corp. (f)	156,198
8,600	Herbalife, Ltd. (f)	339,872
26,500	Insteel Industries, Inc. (f)	360,135
12,600	Jacobs Engineering Group, Inc. (a)(f)	684,306
2,700	JB Hunt Transport Services, Inc. (f)	90,099
13,100	Joy Global, Inc. (f)(j)	591,334
347	Kansas City Southern (a)(f)	15,393
111,700	Lancaster Colony Corp. (f)	4,206,622
4,300	Landstar System, Inc.	189,458
11,600	Lennox International, Inc. (f)	385,932
6,055	Lockheed Martin Corp. (f)	664,052
30,000	Martin Marietta Materials, Inc.	3,359,400
39,100	Methode Electronics, Inc. (f)	349,554
3,644	Mettler Toledo International, Inc. (a)(f)	357,112
19,300	Mueller Industries, Inc. (f)	444,093
14,900	NCI Building Systems, Inc. (a)(f)	473,075
34,400	Newport Corp. (a)(f)	370,832
14,400	Nordson Corp.	707,184
1,000	Norfolk Southern Corp. (f)	66,210
4,900	Northrop Grumman Corp. (f)	296,646
13,800	Overseas Shipholding Group, Inc. (f)	804,678
1,950	Parker Hannifin Corp. (f)	103,350
12,900	Rockwell Collins, Inc. (f)	620,361
7,700	Rogers Corp. (a)(f)	284,746
1,700	Ryder System, Inc. (f)	105,400
85,000	Sonoco Products Co.	2,522,800
8,000	SPX Corp.	616,000
65,000	Stanley Works	2,713,100
7,461	Stericycle, Inc. (a)(f)	439,528
6,885	Thermo Fisher Scientific, Inc. (a)(f)	378,675
9,700	Tidewater, Inc. (f)	536,992
19,100	Tredegar Corp. (f)	339,789
17,700	Tsakos Energy Navigation, Ltd. (f)	524,982
7,100	Union Pacific Corp.	505,236
51,350	United Parcel Service, Inc., Class B (f)	3,229,402
1,200	United Technologies Corp. (f)(j)	72,072
18,640	USG Corp. (a)(f)	477,184
16,200	Wabtec Corp.	829,926
4,300	Zebra Technologies Corp. (a)(f)	119,755

		53,071,170

Information Technology - 2.8%
14,000	Adobe Systems, Inc. (a)(f)	552,580
2,000	Advanced Micro Devices, Inc. (a)(f)(j)	10,500
41,600	Altera Corp. (f)	860,288
23,200	Ansys, Inc. (a)	878,584
1,000	Apple, Inc. (a)(f)(j)	113,660
4,000	Applied Materials, Inc. (f)(j)	60,520

See Notes to Financial Statements.	10	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value
12,900	ATMI, Inc. (a)(f)	$231,942
14,400	Autodesk, Inc. (a)(f)	483,120
22,300	Automatic Data Processing, Inc. (f)	953,325
34,200	BMC Software, Inc. (a)(f)	979,146
39,300	Broadcom Corp., Class A (a)	732,159
16,000	Broadridge Financial Solutions, Inc. (f)	246,240
16,125	CACI International, Inc., Class A (a)	807,863
63,500	Compuware Corp. (a)(f)	615,315
37,700	CSG Systems International, Inc. (a)(f)	660,881
4,800	Dun & Bradstreet Corp. (f)	452,928
13,900	Fair Isaac Corp. (f)	320,534
33,500	Global Payments, Inc. (f)	1,502,810
8,058	Hewlett-Packard Co. (f)	372,602
14,800	HIS, Inc. (a)	705,072
3,391	International Business Machines Corp. (f)	396,611
140,000	Jack Henry & Associates, Inc. (f)	2,846,200
252,825	Microsoft Corp. (f)(j)	6,747,899
3,400	MicroStrategy, Inc. (a)(f)	202,402
20,900	National Semiconductor Corp. (f)	359,689
16,100	Oracle Corp. (a)(f)	326,991
19,100	QLogic Corp. (a)(f)	293,376
16,300	Salesforce.com, Inc. (a)(f)	788,920
41,460	Scientific Learning Corp. (a)(f)	136,818
11,400	SEI Investments Co. (f)	253,080
21,400	Semtech Corp. (a)(f)	298,744
12,800	Sybase, Inc. (a)(f)	391,936
21,800	Texas Instruments, Inc. (f)	468,700
29,700	Western Digital Corp. (a)	633,204
35,400	Xilinx, Inc. (f)	830,130

		26,514,769

Materials - 1.8%
4,850	Agnico-Eagle Mines, Ltd.	267,090
9,400	Air Products & Chemicals, Inc. (f)	643,806
15,000	AK Steel Holding Corp. (f)	388,800
50,675	Anglo American PLC, ADR	847,792
5,024	Bayer AG, ADR (f)	366,398
600	BHP Billiton, Ltd., ADR	31,194
11,100	Carpenter Technology Corp. (f)	284,715
6,500	CF Industries Holdings, Inc. (f)	594,490
51,800	Chemtura Corp. (f)	236,208
58,000	Cia Vale do Rio Doce, ADR (a)(f)	1,110,700
7,900	Dow Chemical Co. (f)	251,062
29,700	Ferro Corp. (f)	596,970
48,000	Franco-Nevada Corp.	904,299
21,400	Innospec, Inc. (f)	258,084
75,000	International Flavors & Fragrances, Inc.	2,959,500
6,200	Lubrizol Corp. (f)	267,468
11,600	Minerals Technologies, Inc. (f)	688,576
10,800	Nucor Corp. (f)	426,600
26,000	Plum Creek Timber Co., Inc. (f)	1,296,360
15,976	Praxair, Inc. (f)	1,146,118

Shares	Security Description	Value
1,630	Rio Tinto PLC, ADR	$406,685
2,100	Schnitzer Steel Industries, Inc. (f)	82,404
14,500	Schulman A, Inc. (f)	286,810
8,300	Sherwin-Williams Co. (f)	474,428
39,430	Sigma-Aldrich Corp.	2,066,921
11,700	Southern Copper Corp. (f)	223,236
5,593	United States Steel Corp. (f)	434,073

		17,540,787

Telecommunication Services - 3.7%
4,700	Adtran, Inc. (f)	91,603
2,000	Amazon.com, Inc. (a)(f)(j)	145,520
13,000	Amdocs, Ltd. (a)(f)	355,940
31,200	American Tower Corp., Class A (a)(f)	1,122,264
20,900	Check Point Software Technologies (a)(f)	475,266
4,000	Cisco Systems, Inc. (a)(f)(j)	90,240
3,000	Comcast Corp., Class A (f)(j)	58,890
168,900	Comcast Corp., Special Class A (f)	3,330,708
27,200	Crown Castle International Corp. (a)	787,984
63,300	CVS/Caremark Corp.	2,130,678
68,400	DIRECTV Group, Inc. (a)(f)	1,790,028
85,400	Earthlink, Inc. (a)(f)	725,900
181,300	eBay, Inc. (a)(f)	4,057,494
47,700	F5 Networks, Inc. (a)	1,115,226
225	Google, Inc., Class A (a)	90,117
163,800	Idearc, Inc. (a)	204,750
5,400	InterDigital, Inc. (a)(f)	129,870
16,600	j2 Global Communications, Inc. (f)	387,610
25,400	John Wiley & Sons, Inc., Class A (f)	1,027,430
10,700	Juniper Networks, Inc. (a)(f)	225,449
5,000	Liberty Global, Inc., Class A (a)(f)	151,500
100,000	Liberty Media Corp. - Interactive, Class A (a)	1,291,000
4,450	McGraw-Hill Cos., Inc.	140,665
44,300	NetFlix, Inc. (a)(f)	1,367,984
36,800	NeuStar, Inc., Class A (a)(f)	731,952
15,700	NII Holdings, Inc. (a)	595,344
42,350	Nokia OYJ, ADR (f)	789,828
16,500	NTELOS Holdings Corp. (f)	443,685
9,000	priceline.com, Inc. (a)	615,870
206,691	RH Donnelley Corp. (a)	411,315
22,900	S1 Corp. (a)(f)	140,148
35,300	SBA Communications Corp., Class A (a)(f)	913,211
11,000	Shaw Communications, Inc., Class B (f)	223,630
14,000	Sohu.com, Inc. (a)	780,500
110,000	Sprint Nextel Corp. (a)(j)	671,000
21,000	Stamps.com, Inc. (a)(f)	245,070
12,600	Supertex, Inc.	354,816
14,000	Time Warner, Inc.	183,540
39,000	Valueclick, Inc. (a)(f)	398,970
11,749	VeriSign, Inc. (a)(f)	306,414
98,000	Viacom, Inc., Class B (a)(f)	2,434,320

See Notes to Financial Statements.	11	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description		Value
102,950	Walt Disney Co. (f)		$3,159,536
500	Washington Post Co., Class B		278,380

			34,971,645

Utilities - 1.4%
24,488	Allegheny Energy, Inc.		900,424
19,100	Alliant Energy Corp. (f)		615,211
4,100	Ameren Corp. (f)		160,023
110,000	Atmos Energy Corp.		2,928,200
140,212	Calpine Corp. (a)		1,822,756
52,430	Centerpoint Energy, Inc.		763,905
304,000	Datang International Power Generation Co., Ltd., Class H		165,999
213,550	Dynegy, Inc., Class A (a)		764,509
7,506	Edison International (f)		299,489
25,200	El Paso Electric Co. (a)(f)		812,700
3,100	Entergy Corp. (f)		275,931
2,600	FirstEnergy Corp. (f)		174,174
13,781	Mirant Corp. (a)(f)		252,054
6,770	NRG Energy, Inc. (a)		167,558
24,500	Pinnacle West Capital Corp. (f)		843,045
8,132	PPL Corp. (f)		301,047
12,800	Public Service Enterprise Group, Inc. (f)(h)		419,712
161,620	Reliant Energy, Inc. (a)		1,187,907
6,800	Sierra Pacific Resources (f)		65,144

			12,919,788

Total Common Stock (Cost $538,790,186)			480,349,874

Shares	Security Description	Rate	Value
Convertible Preferred Stock - 1.6%
Consumer Discretionary - 0.0%
283	Blockbuster, Inc. (f)	7.50	164,565

Consumer Staples - 0.2%
12,702	Archer-Daniels-Midland Co. (f)	6.25	379,409
5,561	Bunge, Ltd. (f)	4.88	481,026
660	Universal Corp./Richmond, VA (f)	6.75	736,890

			1,597,325

Energy - 0.0%
5,165	Goodrich Petroleum Corp. (f)	5.38	375,431

Financials - 1.0%
14,081	Affiliated Managers Group, Inc. (f)	5.10	506,036
35,808	Alexandria Real Estate Equities, Inc. (f)(g)	7.00	1,020,528
30,000	American International Group, Inc. (c)	7.70	156,300
13,045	American International Group, Inc. (f)	8.50	112,056
2,163	Bank of America Corp. (f)	7.25	1,806,646

Shares	Security Description	Rate	Value
16,266	CIT Group, Inc. (f)	8.75	$535,639
18,926	Citigroup, Inc. (f)	6.50	775,966
600	Federal National Mortgage Association (a)(c)	1.82	1,992
14,467	Federal National Mortgage Association (a)	5.13	50,635
83,000	Federal National Mortgage Association (a)	5.38	273,900
3,065	Fifth Third Bancorp (f)	8.50	318,729
1,185	Huntington Bancshares, Inc. (f)	8.50	910,068
8,648	Legg Mason, Inc. (f)	7.00	302,680
47,323	SLM Corp. (f)	6.97	1,128,654
852	SLM Corp. (f)	7.25	531,542
312	Wachovia Corp. (f)	7.50	120,120
561	Webster Financial Corp. (f)	8.50	566,610
2,458	XL Capital, Ltd. (a)	10.75	58,353

			9,176,454

Health Care - 0.2%
70	Healthsouth Corp. (b)(f)	6.50	52,693
472	Healthsouth Corp. (f)	6.50	355,298
4,263	Inverness Medical Innovations, Inc. (a)(f)	3.00	809,895
444	Mylan, Inc. (f)	6.50	348,540
21,488	Omnicare Capital Trust II (f)	4.00	813,858

			2,380,284

Industrials - 0.1%
574	Kansas City Southern (f)	5.13	879,081

Telecommunication Services - 0.1%
323	Interpublic Group of Cos., Inc. (b)(f)	5.25	430,327
367	Interpublic Group of Cos., Inc. (f)(g)	5.25	279,168

			709,495

Total Convertible Preferred Stock (Cost $18,429,413)			15,282,635

Total Equity Securities (Cost $557,219,599)			495,632,509

See Notes to Financial Statements.	12	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
Fixed-Income Securities - 32.7%
Asset Backed Obligations - 7.3%
$243,742	Adjustable Rate Mortgage Trust, Series 2005-8 4A11 (c)	5.44	11/25/35	$205,830
289,803	Alliance Bancorp Trust, Series 2007-OA1 A1 (c)	3.45	07/25/37	175,446
990,000	American Home Mortgage Assets Series 2007-4 A2 (c)	3.40	08/25/37	374,915
1,130,000	Asset Backed Funding Certificates, Series 2006-HE1 A2D (c)	3.43	01/25/37	438,124
390,000	Asset Backed Funding Certificates, Series 2006-HE1 M2 (c)	3.49	01/25/37	34,066
1,875,000	Asset Backed Funding Certificates, Series 2006-NC1 M2 (b)(c)	4.46	05/25/37	382,688
1,350,000	Asset Backed Funding Certificates, Series 2006-OPT2 A3D (c)	3.43	10/25/36	649,040
1,500,000	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (c)	4.21	06/25/37	812,345
110,000	Bayview Financial Acquisition Trust, Series 2005-D AF3 (c)	5.50	12/28/35	78,702
1,500,000	BNC Mortgage Loan Trust (c)	3.34	07/25/37	1,143,522
824,588	BNC Mortgage Loan Trust, Series 2007-4 A3A	5.50	12/28/35	760,270
1,300,000	Centex Home Equity, Series 2006-A AV4 (c)	3.46	06/25/36	887,801
824,100	Centex Home Equity, Series 2005-C AF6	4.64	06/25/35	718,179
176,333	Chase Mortgage Finance Corp., Series 2005-A1 1A1 (c)	5.41	12/25/35	149,187

Principal	Security Description	Rate	Maturity Date	Value
$125,000	Chase Mortgage Finance Corp., Series 2005-A1 2A3 (c)	5.24	12/25/35	$104,279
1,400,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5	6.05	03/25/37	978,928
1,200,000	Citicorp Residential Mortgage Securities, Inc. Series 2006-2 A5	6.04	09/25/36	971,491
1,285,000	Citigroup Mortgage Loan Trust, Inc. Series 2007-WFH1 A4 (c)	3.41	01/25/37	703,171
1,500,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2 A3C (c)	3.48	05/25/37	650,345
1,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3 A3B (c)	3.38	07/25/45	770,147
2,230,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC4 A2C (c)	3.38	05/25/37	1,319,521
17,403	Citigroup Mortgage Loan Trust, Inc., Series 2005-WFI A2 (c)	4.49	02/25/35	16,462
415,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M1 (c)	3.48	01/25/37	73,988
195,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M2 (c)	3.50	01/25/37	27,540
800,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 A3 (c)	3.39	03/25/37	504,391
1,250,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 M1 (c)	3.61	03/25/37	353,191
925,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (c)	3.37	06/25/37	723,469

See Notes to Financial Statements.	13	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$1,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 M2 (c)	3.48	06/25/37	$229,903
1,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (c)	4.26	07/25/37	560,000
1,250,000	Conseco Finance, Series 2002-C BF1 (c)	8.00	06/15/32	1,055,506
100,000	Continental Airlines, Inc., Series A	5.98	04/19/22	80,625
93,377	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	81,897
326,891	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (c)	5.68	10/25/35	199,957
1,661,697	Countrywide Alternative Loan Trust, Series 2006-OA2 X1P	4.15	05/20/46	43,360
916,167	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (c)	3.37	02/25/47	556,763
1,027,000	Countrywide Alternative Loan Trust, Series 2007-7 2A2 (c)	3.37	10/25/37	750,395
990,000	Countrywide Asset Backed Certificates, Series 2007-10 2A2 (c)	3.33	06/25/47	844,764
44,491	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (c)	4.79	10/25/33	43,580
200,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5 A3 (c)	5.10	08/15/38	188,376
1,619,360	Credit Suisse Mortgage Capital Certificates, Series 2006-6 2A1 (c)	3.81	07/25/36	977,272
1,600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 M2 (c)	3.51	10/25/36	205,225

Principal	Security Description	Rate	Maturity Date	Value
$564,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (c)	3.32	11/25/36	$463,076
845,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (c)	3.44	11/25/36	380,706
1,563,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB4 M1 (c)	3.53	04/25/37	339,364
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (c)	3.46	04/25/37	587,833
500,000	CW Capital Cobalt, Ltd., Series 2007-C3 AJ (c)	6.02	05/15/46	332,607
1,484,319	Deutsche ALT-A Securities Inc Alternate Loan Trust, Series 2007-OA2 A1 (c)	3.98	04/25/47	845,242
1,447,199	Deutsche ALT-A Securities Inc Alternate Loan Trust, Series 2007-AR1 A4 (c)	3.37	01/25/47	539,537
77,884	Equity One ABS, Inc., Series 2002-4 M1 (c)	5.22	02/25/33	68,880
361,169	Fannie Mae REMICS Series 2007-54 FA (c)	3.61	06/25/37	352,402
1,583,980	FINOVA Group, Inc. (d)	7.50	11/15/09	197,997
2,500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18 M1 (c)	3.44	12/25/37	459,339
930,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1 A2C (c)	3.35	01/25/38	516,867
167,105	First Horizon Asset Securities, Inc., Series 2003-10 2A1	4.75	01/25/19	162,241
200,000	General Electric Capital Commercial Mortgage Corp., Series 2006-C1 A3 (c)	5.52	03/10/44	181,974

See Notes to Financial Statements.	14	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$300,000	GMAC Commercial Mortgage Securities, Inc., Series 2002-C2 A3	5.71	10/15/38	$292,883
4,950,151	Government National Mortgage Association, Series 2007-78 SG (c)	3.35	12/20/37	274,766
672,182	Green Tree Home Improvement Loan Trust, Series 1997-D HEB1	7.41	09/15/28	657,155
1,500,000	GSAA Trust, Series 2006-9 A4A (c)	3.45	06/25/36	672,690
1,650,000	GSAA Trust, Series 2007-5 2A3A (c)	3.53	04/25/47	904,824
2,503,163	GSAA Trust, Series 2007-3 1A1B (c)	3.31	03/25/47	671,565
700,000	GSAA Trust, Series 2005-7 AF3 (c)	4.75	05/25/35	479,948
1,092,000	GSAA Trust, Series 2005-12 AF3 (c)	5.07	09/25/35	978,856
1,839,680	GSAMP Trust, Series 2006-FM3 A2D (c)	3.44	11/25/36	949,913
25,321	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (c)	3.43	11/19/34	18,911
652,546	Harborview Mortgage Loan Trust, Series 2006-1 X1 (c)	2.93	03/19/37	14,886
1,000,000	HFC Home Equity Loan Asset Backed Certificates, Series 2007-2 M2 (c)	3.56	07/20/36	638,800
900,000	HFC Home Equity Loan Asset Backed Certificates, Series 2006-3 A4 (c)	3.43	03/20/36	642,183
600,000	HFC Home Equity Loan Asset Backed Certificates, Series 2007-1 M1 (c)	3.57	03/20/36	451,023
700,000	HFC Home Equity Loan Asset Backed Certificates, Series 2007-1 M2 (c)	3.67	03/20/36	506,010
1,300,000	HFC Home Equity Loan Asset Backed Certificates, Series 2007-2 M1 (c)	3.50	07/20/36	853,092
738,873	HFC Home Equity Loan Asset Backed Certificates, Series 2007-3 APT (c)	4.39	11/20/36	561,658

Principal	Security Description	Rate	Maturity Date	Value
$1,318,003	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (c)	3.64	09/25/34	$926,672
1,288,413	Indymac Index Mortgage Loan Trust, Series 2007-AR5 1A1 (c)	6.30	05/25/37	805,533
1,350,000	Indymac Residential Asset Backed Trust, Series 2007-A 2A4A (c)	3.53	04/25/47	599,944
791,291	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (c)	3.31	06/25/37	689,201
225,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3 A4	4.66	01/15/42	210,354
400,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 AJ (c)	5.94	02/12/49	266,170
200,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11 AJ (c)	6.01	06/15/49	133,289
454,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12 AJ (c)	6.26	02/15/51	306,718
1,500,000	JP Morgan Mortgage Acquisition Corp., Series 2006-WMC4 A4 (c)	2.62	12/25/36	723,156
1,000,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (c)	3.42	03/25/37	638,312
900,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (c)	3.49	04/25/37	407,605
120,000	JP Morgan Mortgage Trust, Series 2005-A3 11A2 (c)	4.50	06/25/35	88,977
200,000	JP Morgan Mortgage Trust, Series 2006-A2 2A2 (c)	5.76	04/25/36	148,945
330,000	LB-UBS Commercial Mortgage Trust, Series 2003-C8 A4 (c)	5.12	11/15/32	309,079

See Notes to Financial Statements.	15	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$45,409,405	Lehman ABS Manufactured Housing Contract, Series 2001-B AIOC (c)	0.00	05/15/41	$817,369
2,250,000	Lehman XS Trust, Series 2007-12N 1A3A (c)(g)	3.41	07/25/47	553,572
1,750,000	Long Beach Mortgage Loan Trust, Series 2006-11 2A4 (c)	3.44	12/25/36	783,353
885,000	Mastr Asset Backed Securities Trust, Series 2007-HE1 A3 (c)	3.42	05/25/37	558,891
750,000	Mastr Asset Backed Securities Trust, Series 2006-AM3 A4 (c)	3.45	10/25/36	396,810
1,500,000	Mastr Asset Backed Securities Trust, Series 2006-WMC3 A4 (c)	3.37	08/25/36	683,632
41,822	Mastr Seasoned Securities Trust, Series 2004-1 4A1 (c)	5.58	10/25/32	38,571
1,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (c)	3.46	04/25/37	720,572
154,900	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (c)	3.39	06/25/37	90,461
2,000,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (c)	3.46	06/25/37	941,561
1,500,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (c)	3.46	07/25/37	583,924
1,500,000	Merrill Lynch Mortgage Investors, Inc., Series 2007-HE1 A2D (c)	3.54	02/25/37	578,878
143,000	Merrill Lynch Mortgage Trust, Series 2007-C1 AJ (c)	6.02	06/12/50	95,429
94,975	Morgan Stanley Dean Witter Capital I, Series 2000-LIFE A2 (c)	7.57	11/15/36	96,084

Principal	Security Description	Rate	Maturity Date	Value
$835,000	Morgan Stanley Home Equity Loan Trust, Series 2007-2 A4 (c)	3.56	04/25/37	$381,466
700,000	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (c)	5.96	06/25/36	447,970
165,000	Nationstar Home Equity Loan Trust, Series 2006-B AV3 (c)	3.38	09/25/36	106,013
1,100,000	Nationstar Home Equity Loan Trust, Series 2007-A AV3 (c)	3.36	03/25/37	791,137
980,000	Nationstar Home Equity Loan Trust, Series 2007-C 2AV2 (c)	3.34	06/25/37	787,522
1,100,000	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (c)	3.55	04/25/37	564,395
100,000	Northwest Airlines, Inc., Series 1A2	6.84	04/01/11	92,500
900,000	Opteum Mortgage Acceptance Corp., Series 2005-5 2A1B (c)	5.64	12/25/35	692,533
1,300,000	Opteum Mortgage Acceptance Corp., Series 2006-2 A1C (c)(g)	3.48	07/25/36	542,695
750,000	Option One Mortgage Loan Trust, Series 2007-3 2A4 (c)	3.54	04/25/37	333,298
800,000	Option One Mortgage Loan Trust, Series 2007-4 2A4 (c)	3.52	04/25/37	303,208
750,000	Option One Mortgage Loan Trust, Series 2007-5 2A4 (c)	3.51	05/25/37	373,705
750,000	Option One Mortgage Loan Trust, Series 2007-6 2A4 (c)	3.46	07/25/37	353,725
1,745,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (c)	3.52	06/25/47	1,067,110

See Notes to Financial Statements.	16	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$682,906	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	$457,720
350,000	Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2 A3	4.87	03/18/36	331,638
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (c)	3.36	01/25/47	918,895
1,200,000	Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2 A2B (c)	3.35	01/25/37	692,604
1,350,000	Soundview Home Equity Loan Trust, Series 2006-OPT5 2A4 (c)	3.45	07/25/36	826,875
1,075,000	Soundview Home Equity Loan Trust, Series 2007-OPT1 2A2 (c)	3.36	06/25/37	839,662
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (c)	3.51	01/25/37	683,884
810,000	Soundview Home Equity Loan Trust, Series 2006-EQ1 A2 (c)	3.32	10/25/36	755,811
1,130,000	Soundview Home Equity Loan Trust, Series 2006-EQ1 A3 (c)	3.37	10/25/36	841,986
1,300,000	Soundview Home Equity Loan Trust, Series 2006-EQ1 A4 (c)	3.46	10/25/36	757,695
1,200,000	Soundview Home Equity Loan Trust, Series 2006-EQ2 A4 (c)	3.45	01/25/37	570,059
1,200,000	Soundview Home Equity Loan Trust, Series 2006-OPT1 2A4 (c)	3.48	03/25/36	734,863
1,550,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (c)	3.46	07/25/37	876,389
120,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 M2 (c)	3.48	07/25/37	27,177

Principal	Security Description	Rate	Maturity Date	Value
$500,000	Soundview Home Equity Loan Trust, Series 2007-OPT5 M2 (b)(c)	5.36	10/25/37	$159,522
2,000,000	Soundview Home Equity Loan Trust, Series 2007-WMC1 3A3 (c)	3.47	02/25/37	1,000,592
969,042	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (c)	4.36	08/25/47	545,793
702,188	Structured Asset Mortgage Investments Inc, Series 2007-AR3 2A1 (c)	3.40	09/25/47	421,860
675,000	United Air Lines, Inc. Pass Through Trust, Series 01-1	6.93	09/01/11	783,000
330,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (c)	5.13	08/15/35	308,137
1,083,074	Washington Mutual Mortgage Pass Through Certificates, Series 2007-OA4 1A (c)	3.63	05/25/47	628,244
22,666	Washington Mutual Mortgage Pass Through Certificates, Series 2002-AR18 A (c)	6.48	01/25/33	21,817
115,000	Washington Mutual Mortgage Pass Through Certificates, Series 2005-AR16 1-A4A (c)	5.10	12/25/35	101,781
3,612,319	Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR5 X (e)	0.00	06/25/46	24,835
1,500,000	Washington Mutual Mortgage Pass Through Certificates, Series 2007-OC1 A4 (c)	3.53	01/25/47	496,901

See Notes to Financial Statements.	17	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$1,295,000	Wells Fargo Home Equity Trust, Series 2006-3 A3 (c)	3.42	01/25/37	$731,877

Total Asset Backed Obligations (Cost $77,437,798)				69,391,845

Corporate Convertible Bonds - 12.8%
Consumer Discretionary - 0.3%
500,000	Ambassadors International, Inc. (b)(f)	3.75	04/15/27	192,500
250,000	Empire Resorts, Inc. (f)	8.00	07/31/14	139,375
350,000	Mesa Air Group, Inc. (f)(g)(h)	0.00	06/16/23	76,649
513,000	Morgans Hotel Group Co. (b)(f)	2.38	10/15/14	365,513
808,000	School Specialty, Inc. (f)	3.75	11/30/26	692,860
1,500,000	School Specialty, Inc. (f)(h)	3.75	08/01/23	1,408,125
303,000	Smithfield Foods, Inc.	4.00	06/30/13	257,171

				3,132,193

Consumer Staples - 1.3%
3,000,000	CBIZ, Inc. (f)	3.13	06/01/26	2,917,500
273,000	Chemed Corp. (f)	1.88	05/15/14	209,869
601,000	Euronet Worldwide, Inc. (f)	3.50	10/15/25	462,019
1,000,000	Live Nation, Inc. (b)(f)	2.88	07/15/27	826,250
1,000,000	Live Nation, Inc. (f)	2.88	07/15/27	826,250
3,390,000	Millipore Corp. (f)	3.75	06/01/26	3,224,737
583,000	PHH Corp. (b)(f)(g)	4.00	04/15/12	530,803
665,000	Spartan Stores, Inc. (b)(f)	3.38	05/15/27	620,113
3,335,000	Spartan Stores, Inc. (f)	3.38	05/15/27	3,109,888

				12,727,429

Energy - 0.8%
395,000	Alpha Natural Resources, Inc.	2.38	04/15/15	425,613
507,000	Cameron International Corp. (f)	2.50	06/15/26	641,989
2,100,000	Energy Conversion Devices, Inc. (f)	3.00	06/15/13	1,766,625
677,000	Peabody Energy Corp. (f)	4.75	12/15/41	613,531
681,000	Penn Virginia Corp. (f)	4.50	11/15/12	787,406

Principal	Security Description	Rate	Maturity Date	Value
$265,000	Pioneer Natural Resources Co. (f)	2.88	01/15/38	$280,569
2,000,000	Suntech Power Holdings Co., Ltd. (b)(f)	3.00	03/15/13	2,060,000
1,000,000	Suntech Power Holdings Co., Ltd.	3.00	01/15/27	1,030,000
313,000	Transocean, Inc. (f)	1.63	12/15/37	296,568

				7,902,301

Financials - 0.8%
341,000	American Equity Investment Life Holding Co. (f)	5.25	12/06/24	254,471
1,333,000	CapitalSource, Inc. (f)	7.25	07/15/37	989,753
500,000	Countrywide Financial Corp. (c)	0.55	05/15/37	457,500
473,000	Forest City Enterprises, Inc. (f)	3.63	10/15/11	361,372
2,750,000	Host Hotels & Resorts LP (b)(f)	3.25	04/15/24	2,712,137
300,000	Leucadia National Corp.	3.75	04/15/14	624,375
450,000	MF Global, Ltd. (b)(f)(g)	9.00	06/15/38	354,375
830,000	National City Corp. (f)	4.00	02/01/11	390,100
485,000	SVB Financial Group (b)(f)	3.88	04/15/11	545,625
1,146,000	World Acceptance Corp. (f)	3.00	10/01/11	939,720

				7,629,428

Health Care - 3.7%
708,000	Advanced Medical Optics, Inc. (f)	3.25	08/01/26	465,510
1,054,000	American Medical Systems Holdings, Inc. (f)	3.25	07/01/36	1,073,763
608,000	AMERIGROUP Corp. (f)	2.00	05/15/12	493,240
1,620,000	Amylin Pharmaceuticals, Inc. (f)	3.00	06/15/14	1,095,525
700,000	Amylin Pharmaceuticals, Inc. (b)(f)	3.00	06/15/14	473,375
400,000	ATS Medical, Inc. (b)(f)	6.00	10/15/25	364,000
200,000	ATS Medical, Inc. (f)	6.00	10/15/25	182,000
1,000,000	Charles River Laboratories International, Inc. (f)	2.25	06/15/13	1,232,500

See Notes to Financial Statements.	18	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$800,000	Cubist Pharmaceuticals, Inc. (f)	2.25	06/15/13	$779,000
400,000	deCODE genetics, Inc. (f)	3.50	04/15/11	82,000
1,500,000	EPIX Pharmaceuticals, Inc. (f)	3.00	06/15/24	918,750
193,000	Health Management Associates, Inc. (b)(f)(g)	3.75	05/01/28	142,395
1,300,000	Incyte Corp., Ltd. (f)	3.50	02/15/11	1,197,625
350,000	Insulet Corp. (b)(f)(g)	5.38	06/15/13	331,905
4,000,000	Isis Pharmaceuticals, Inc. (f)	2.63	02/15/27	5,030,000
554,000	King Pharmaceuticals, Inc. (f)	1.25	04/01/26	419,655
396,000	Kinetic Concepts, Inc. (b)(f)	3.25	04/15/15	303,435
867,000	LifePoint Hospitals, Inc. (f)	3.50	05/15/14	713,108
3,560,000	Molina Healthcare, Inc. (f)	3.75	10/01/14	3,319,699
2,500,000	Mylan, Inc. (b)(g)	3.75	09/15/15	2,468,750
500,000	NovaMed, Inc. (f)	1.00	06/15/12	431,875
1,000,000	Oscient Pharmaceuticals Corp. (f)	3.50	04/15/11	192,500
392,000	OSI Pharmaceuticals, Inc. (b)(f)	3.00	01/15/38	395,430
46,000	OSI Pharmaceuticals, Inc. (f)	3.00	01/15/38	46,403
1,000,000	PSS World Medical, Inc. (b)	3.13	8/1/2014	1,015,000
3,000,000	SonoSite, Inc. (f)	3.75	07/15/14	3,146,250
3,000,000	Vertex Pharmaceuticals, Inc. (f)	4.75	02/15/13	4,541,250
750,000	Viropharma, Inc.	2.00	03/15/17	615,938
895,000	West Pharmaceutical Services, Inc. (f)	4.00	03/15/47	906,188
2,250,000	Wright Medical Group, Inc. (f)	2.63	12/01/14	2,376,563

				34,753,632

Principal	Security Description	Rate	Maturity Date	Value
Industrials - 1.6%
$500,000	C&D Technologies, Inc.	5.25	11/01/25	$433,125
2,000,000	AAR Corp. (f)	1.75	02/01/26	1,650,000
348,000	Barnes Group, Inc. (b)(f)	3.38	03/15/27	339,300
1,497,000	Barnes Group, Inc. (f)	3.38	03/15/27	1,459,575
701,000	EnerSys (f)(h)	3.38	06/01/38	523,998
2,525,000	Itron, Inc. (f)	2.50	08/01/26	3,613,906
1,800,000	LeCroy Corp. (f)	4.00	10/15/26	1,509,749
500,000	LeCroy Corp. (b)(f)	4.00	10/15/26	419,375
350,000	Newport Corp. (b)(f)	2.50	02/15/12	277,375
3,150,000	Newport Corp. (f)	2.50	02/15/12	2,496,375
3,379,000	Trinity Industries, Inc. (f)(h)	3.88	06/01/36	2,466,670

				15,189,448

Information Technology - 2.1%
2,919,000	CACI International, Inc. (f)	2.13	05/01/14	3,006,570
625,000	CACI International, Inc. (b)(f)	2.13	05/01/14	643,750
3,464,000	Epicor Software Corp. (f)	2.38	05/15/27	2,152,010
250,000	Magma Design Automation, Inc. (f)	2.00	05/15/10	195,000
500,000	Magma Design Automation, Inc. (b)(f)	2.00	05/15/10	390,000
2,500,000	Maxtor Corp. (f)	2.38	08/15/12	2,265,625
660,000	Mentor Graphics Corp. (f)	6.25	03/01/26	589,875
465,000	Nuance Communications, Inc. (b)(f)	2.75	08/15/27	429,544
93,000	Nuance Communications, Inc. (f)	2.75	08/15/27	85,909
165,000	ON Semiconductor Corp. (b)(f)	2.63	12/15/26	141,900
4,387,000	ON Semiconductor Corp. (f)	2.63	12/15/26	3,772,820
176,000	PMC - Sierra, Inc. (f)	2.25	10/15/25	192,940
296,000	Skyworks Solutions, Inc. (f)	1.25	03/01/10	303,400
2,000,000	SPSS, Inc. (f)(g)	2.50	03/15/12	1,777,499
2,700,000	SYNNEX Corp. (b)(f)	4.00	05/15/18	2,743,875

See Notes to Financial Statements.	19	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$1,000,000	Veeco Instruments, Inc. (f)(g)	4.13	04/15/12	$874,500
707,000	Virgin Media, Inc. (b)(f)	6.50	11/15/16	451,596

				20,016,813

Materials - 0.3%
1,500,000	Ferro Corp.	6.50	08/15/13	1,513,124
70,000	Newmont Mining Corp. (b)(f)	1.25	07/15/14	72,275
786,000	Newmont Mining Corp. (f)	1.25	07/15/14	811,545

				2,396,944

Telecommunication Services - 1.9%
208,000	ADC Telecommunications, Inc. (f)	3.50	07/15/15	155,220
2,900,000	Alaska Communications Systems Group, Inc. (b)(f)	5.75	03/01/13	3,008,750
1,952,000	Central European Media Enterprises, Ltd. (b)(f)	3.50	03/15/13	1,615,280
99,000	Citadel Broadcasting Corp. (f)(g)	4.00	02/15/11	77,096
4,096,000	Earthlink, Inc. (f)(h)	3.25	11/15/26	4,408,345
3,384,000	Equinix, Inc. (f)	3.00	10/15/14	2,863,710
321,000	Leap Wireless International, Inc. (b)	4.50	07/15/14	251,584
3,100,000	Level 3 Communications, Inc. (f)	5.25	12/15/11	2,576,875
2,000,000	Network Equipment Technologies, Inc. (b)(f)(g)	3.75	12/15/14	1,195,000
500,000	Network Equipment Technologies, Inc. (f)	3.75	12/15/14	298,750
110,000	SBA Communications Corp. (b)(f)	1.88	05/01/13	89,238
355,000	Symmetricom, Inc. (f)	3.25	06/15/25	322,606
25,000	Verisign, Inc. (f)	3.25	08/15/37	22,749

Principal	Security Description	Rate	Maturity Date	Value
$579,000	Verisign, Inc. (b)(f)	3.25	08/15/37	$526,890

				17,412,093

Total Corporate Convertible Bonds (Cost $132,607,121)				121,160,281

Corporate Non-Covertible Bonds - 1.8%
Consumer Discretionary - 0.4%
96,000	Continental Airlines, Inc.	7.06	09/15/09	94,320
53,257	Continental Airlines, Inc.	7.46	04/01/15	46,334
500,000	Continental Airlines, Inc.	6.90	04/19/22	350,000
300,000	Delphi Corp. (d)	6.50	08/15/13	39,001
720,000	Delta Air Lines, Inc.	7.11	09/18/11	664,200
1,200,000	Lear Corp.	8.50	12/01/13	886,500
2,028,000	WMG Holdings Corp. (f)(h)	0.00	12/15/14	1,125,540

				3,205,895

Financials - 1.1%
155,000	Allied World Assurance Co. Holdings, Ltd.	7.50	08/01/16	136,952
630,000	Bank of America Corp. (c)	8.00	12/29/49	499,629
40,000	Bank of America Corp.	5.65	05/01/18	33,751
65,000	BankAmerica Capital III (c)	3.36	01/15/27	48,478
225,000	Camden Property Trust	4.38	01/15/10	218,171
350,000	Capital One Financial Corp. (c)	3.10	09/10/09	326,602
195,000	Capital One Financial Corp.	5.70	09/15/11	172,794
400,000	Chase Capital II (c)	3.30	02/01/27	316,720
184,000	Citigroup, Inc.	6.88	03/05/38	150,922
375,000	Citigroup, Inc. (c)	8.40	04/30/49	255,716
135,000	Citigroup, Inc.	6.50	08/19/13	120,105
300,000	Citigroup Capital XXI (c)	8.30	12/21/57	224,010
70,000	Countrywide Home Loans, Inc.	4.00	03/22/11	60,259
265,000	Countrywide Home Loans, Inc.	4.13	09/15/09	243,774

See Notes to Financial Statements.	20	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$75,000	Countrywide Financial Corp.	4.50	06/15/10	$67,804
50,000	Countrywide Financial Corp. (c)	3.33	12/19/08	49,436
477,000	Countrywide Financial Corp. (c)	3.42	03/24/09	465,659
205,000	Countrywide Financial Corp. (c)	4.29	01/05/09	202,257
340,000	Countrywide Financial Corp.	5.80	06/07/12	287,445
105,000	Credit Suisse/New York	6.00	02/15/18	91,633
100,000	Credit Suisse Guernsey, Ltd. (c)	3.49	05/15/49	63,807
75,000	Developers Diversified Realty Corp.	4.63	08/01/10	71,963
100,000	Fairfax Financial Holdings, Ltd.	7.75	04/26/12	99,000
620,000	Ford Motor Credit Co., LLC	5.80	01/12/09	588,712
100,000	Ford Motor Credit Co., LLC (c)	7.24	04/15/12	92,462
1,464,000	GMAC, LLC (c)	5.01	12/01/14	676,766
50,000	Goldman Sachs Group, Inc. (c)	3.19	07/22/15	31,060
250,000	Goldman Sachs Group, Inc.	5.13	01/15/15	206,627
200,000	Goldman Sachs Group, Inc. (c)	2.98	02/06/12	155,361
170,000	Goldman Sachs Group, LP	4.50	06/15/10	157,870
150,000	HBOS PLC (b)	6.75	05/21/18	125,982
680,000	HBOS PLC (b)(c)	5.92	10/01/49	401,543
232,000	HCP, Inc.	5.63	05/01/17	182,824
450,000	JPMorgan Chase & Co. (c)	7.90	10/30/49	379,859
68,000	JPMorgan Chase & Co.	6.40	05/15/38	58,968
725,000	JP Morgan Chase Capital XIII (c)	4.71	09/30/34	560,497
50,000	JPMorgan Chase Bank NA (c)	0.00	03/28/22	46,330
31,000	Lehman Brothers Holdings, Inc. (d)	0.00	11/30/10	4,140
151,000	Lehman Brothers Holdings, Inc. (d)	0.00	06/20/16	20,165
171,000	Lehman Brothers Holdings, Inc. (d)	0.00	11/07/16	22,836
56,000	Lehman Brothers Holdings, Inc. (d)	8.92	02/16/17	7,478
325,000	Mack-Cali Realty LP	7.25	03/15/09	326,224

Principal	Security Description	Rate	Maturity Date	Value
$80,000	Merrill Lynch & Co., Inc. (c)	8.68	05/02/17	$61,052
80,000	Merrill Lynch & Co., Inc. (c)	2.62	05/18/17	78,700
80,000	Merrill Lynch & Co., Inc. (c)	0.00	06/06/17	65,052
201,000	MetLife, Inc.	6.50	12/15/32	174,851
95,000	Morgan Stanley	6.75	04/15/11	70,348
125,000	Morgan Stanley	4.25	05/15/10	101,915
65,000	Nationsbank Cap Trust III (c)	3.34	01/15/27	45,948
60,000	New Plan Excel Realty Trust	5.13	09/15/12	42,300
160,000	Reckson Operating Partnership LP	6.00	03/31/16	134,158
100,000	Shurgard Storage Centers, LLC	7.75	02/22/11	104,571
49,000	Shurgard Storage Centers, LLC	5.88	03/15/13	48,566
180,000	Simon Property Group LP	5.75	05/01/12	175,032
477,000	Thornburg Mortgage, Inc.	8.00	05/15/13	264,736
130,000	Wachovia Bank NA	6.00	11/15/17	77,202
175,000	Washington Real Estate Investment Trust	5.95	06/15/11	171,772
170,000	Weingarten Realty Investors	4.99	09/03/13	160,834

				10,029,628

Materials - 0.0%
110,000	Barrick Gold Finance Co.	5.80	11/15/34	84,356

Telecommunication Services - 0.1%
450,000	CCO Holdings LLC/CCO Holdings Capital Corp.	8.75	11/15/13	393,751
250,000	Level 3 Financing, Inc.	9.25	11/01/14	190,000
500,000	Mediacom LLC/Mediacom Capital Corp.	9.50	01/15/13	450,000

				1,033,751

Utilities - 0.2%
350,000	Aquila, Inc.	11.88	07/01/12	387,508
500,000	Aquila, Inc.	7.63	11/15/09	507,205
350,000	PNM Resources, Inc.	9.25	05/15/15	346,500
80,000	Public Service Co. of New Mexico	7.95	05/15/18	75,636

See Notes to Financial Statements.	21	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$675,000	Sabine Pass LNG LP	7.25	11/30/13	$536,626
140,000	Southern Union Co. (c)	7.20	11/01/66	103,517
55,000	SWEPCO Capital Trust I (c)	5.25	10/01/43	55,131
122,000	Union Electric Co.	6.70	02/01/19	118,022

				2,130,145

Total Corporate Non-Covertible Bonds (Cost $19,656,671)				16,483,775

Municipal Bonds - 0.0%
40,000	County of Galveston TX	5.00	02/01/28	42,471
25,000	Greenville County School District	5.50	12/01/28	27,441
54,000	County of Harris TX	5.25	10/01/20	58,553
5,000	County of Harris TX	5.25	10/01/20	5,422
20,000	Commonwealth of Massachusetts	5.00	08/01/22	20,987
35,000	Commonwealth of Massachusetts	5.25	01/01/18	37,394
50,000	Commonwealth of Massachusetts	5.50	03/01/18	53,072

Total Municipal Bonds (Cost $248,506)				245,340

Syndicated Loans - 0.2%
500,000	HCA, Inc.	6.83	11/18/12	443,625
702,352	HCA, Inc.	7.20	11/18/12	623,162
494,949	Northwest Air, Inc.	4.75	05/21/12	436,793
743,103	Tribune Co.	7.91	05/24/14	388,505

Total Syndicated Loans (Cost $2,167,062)				1,892,085

U.S. Government and Agency Obligations - 10.6%
Agency - 0.2%
735,000	Freddie Mac (c)	3.64	09/28/09	734,423
635,000	Federal Home Loan Bank System (c)	2.69	02/18/09	633,919
720,000	Federal Home Loan Bank System (c)	3.37	03/26/10	718,729

				2,087,071

Discount Note - 8.8%
640,000	FHLB Discount Note (e)	2.40	10/23/08	639,019
1,530,000	FHLB Discount Note (e)	2.41	10/28/08	1,527,144
540,000	FHLB Discount Note (e)	2.77	12/19/08	537,067

Principal	Security Description	Rate	Maturity Date	Value
$14,500,000	FHLB Discount Note (e)	2.53- 2.56	01/07/09	$14,389,278
50,000	FHLMC Discount Note (e)	2.41	11/03/08	49,887
14,300,000	FHLMC Discount Note (e)	2.68	01/05/09	14,193,036
29,500,000	FHLMC Discount Note (e)	2.63	01/07/09	29,274,738
50,000	FNMA Discount Note (e)	2.30	10/20/08	49,936
4,680,000	FNMA Discount Note (e)	2.35- 2.37	10/27/08	4,671,801
29,000	FNMA Discount Note (e)	2.63	12/12/08	28,857
2,000,000	FNMA Discount Note (e)	2.48	12/17/08	1,989,412
2,350,000	FNMA Discount Note (e)	2.46	12/24/08	2,336,429
12,750,000	FNMA Discount Note (e)	2.69	01/07/09	12,652,641
675,000	FHLMC Discount Note (c)	2.39	04/07/09	674,589

				83,013,834

Mortgage Backed Securities - 1.1%
643,416	FNMA POOL # 897164	6.50	08/01/36	660,586
570,571	FNMA POOL # 962723	5.50	04/01/38	569,509
592,759	FNMA POOL # 963997	5.50	06/01/38	591,656
180,000	FNCI45- FNMA TBA SD 10/20	4.50	10/15/23	175,444
1,590,000	FNCL55 FNMA TBA SD 10/14	5.50	10/15/38	1,585,777
205,000	FHLMC FHR 2929 PE	5.00	05/15/33	200,236
266,800	FHLMC PC Gold Comb	6.50	10/01/36	274,502
329,444	FHLMC Pool # G03995	6.50	02/01/38	338,228
358,761	FHLMC Pool # A72860	6.00	02/01/38	363,570
314,907	FHLMC Pool # G01864	5.00	01/01/34	307,784
477,433	FHLMC Pool # G03436	6.00	11/01/37	483,832
311,944	FHLMC Pool # G03640	5.50	12/01/37	310,584
292,842	FHLMC Pool #1B3413 (c)	5.93	05/01/37	298,412
325,665	FHLMC Pool # H03161	6.50	08/01/37	332,379

See Notes to Financial Statements.	22	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity Date	Value
$23,489	FHLMC Pool #1L0113 (c)	6.26	05/01/35	$24,362
50,075	FHLMC Series 2433 SA (c)	14.46	02/15/32	52,069
183,294	FNMA Benchmark REMIC 2006-B2 AB	5.50	05/25/14	186,070
141,495	FNMA FNR 2001-52 YZ	6.50	10/25/31	143,628
75,532	FNMA FNR 2001-81 QG	6.50	01/25/32	77,603
225,000	FNMA FNR 2006-4 WE	4.50	02/25/36	188,633
317,913	FNMA Pool # 888430	5.00	11/01/33	310,822
252,282	FNMA Pool # 776708	5.00	05/01/34	246,419
347,980	FNMA Pool # 254868	5.00	09/01/33	340,218
200,683	FNMA Pool #545639	6.50	04/01/32	207,279
332,352	FNMA Pool # 735646	4.50	07/01/20	326,530
47,430	FNMA Pool #555177 (c)	4.88	01/01/33	48,827
3,266	FNMA Pool #673743 (c)	6.38	11/01/32	3,336
20,611	FNMA Pool #708856 (c)	4.78	06/01/33	20,661
336,985	FNMA Pool # 725425	5.50	04/01/34	337,171
336,473	FNMA Pool # 725027	5.00	11/01/33	328,968
124,996	FNMA Pool #735861	6.50	09/01/33	129,327
394,425	FNMA Pool #734922	4.50	09/01/33	374,789
90,997	FNMA Pool #735881	6.00	11/01/34	92,614
191,991	FNMA Pool #764388 (c)	4.95	03/01/34	188,294
68,998	FNMA Pool #841741 (c)	5.05	09/01/35	69,697
205,430	FNMA Pool #895606 (c)	5.74	06/01/36	207,241
16,682	GNMA II Pool #80610 (c)	5.38	06/20/32	16,870
37,142	GNMA II Pool #81136 (c)	5.25	11/20/34	37,512
64,005	GNMA II Pool #81432 (c)	5.63	08/20/35	64,799
66,686	GNMA II Pool #81435 (c)	5.63	08/20/35	67,540

				10,583,778

Principal	Security Description	Rate	Maturity Date	Value
US Treasury Securities - 0.5%
$255,000	U.S. Treasury Bond	8.13	08/15/19	$342,318
103,000	U.S. Treasury Bond	6.13	11/15/27	125,419
187,000	U.S. Treasury Inflation Indexed Bond	2.38	01/15/27	197,324
572,734	U.S. Treasury Inflation Indexed Bond	1.75	01/15/28	509,867
470,000	U.S. Treasury Inflation Indexed Bond	2.00	01/15/16	514,738
1,874,000	U.S. Treasury Note	4.88	08/15/16	2,029,045
978,000	U.S. Treasury Note	3.38	07/31/13	996,109

				4,714,820

Total U.S. Government and Agency Obligations (Cost $100,373,977)				100,399,503

Total Fixed-Income Securities (Cost $332,491,135)				309,572,829

Rights - 0.0%
150,000	Comdisco Holding Co., Inc. (a)(i)			13,125
42,700	Fresenius Kabi Pharmaceuticals Holding, Inc. (a)			27,755

Total Rights (Cost $93,291)				40,880

Shares	Security Description			Value
Investment Company - 0.4%
36,500	iShares Lehman Treasury Inflation Protected Securities Fund (Cost $3,899,288)			3,697,450

Principal	Security Description		Maturity Date	Value
Short-Term Investments - 0.2%
Commercial Paper - 0.2%
1,220,000	BNP Paribas Finance, Inc.		10/09/08	1,218,925
325,000	Merrill Lynch & Co.		10/23/08	324,543
230,000	Rabobank USA Finance Corp.		10/29/08	229,499
450,000	Rabobank USA Finance Corp.		10/09/08	449,651

Total Commercial Paper (Cost $2,222,618)				2,222,618

Total Short-Term Investments (Cost $2,222,618)				2,222,618

See Notes to Financial Statements.	23	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Contracts	Security Description	Strike Price	Expiration Date	Value
Put Options Purchased - 0.2%
30	Advanced Micro Devices, Inc.	20.00	01/21/09	$46,575
30	Amazon.com, Inc.	30.00	01/21/09	540
18	Amgen, Inc.	60.00	01/21/09	10,080
18	Amgen, Inc.	70.00	01/21/09	21,600
30	Anadarko Petroleum Corp.	40.00	01/21/09	8,250
18	Apache Corp.	60.00	01/21/09	2,970
15	Apple, Inc.	50.00	01/21/09	825
60	Applied Materials, Inc.	15.00	01/21/09	8,400
18	Bank of America Corp.	40.00	01/21/09	17,640
22	Bank of America Corp.	30.00	01/20/10	15,840
15	Bear Stearns Cos., Inc.	130.00	01/21/09	179,775
45	Bed Bath & Beyond, Inc.	30.00	01/21/09	10,125
18	Caterpillar, Inc.	60.00	01/21/09	11,340
18	Centex Corp.	40.00	01/21/09	43,110
30	Circuit City Stores, Inc.	30.00	01/21/09	85,800
60	Cisco Systems, Inc.	15.00	01/21/09	1,320
140	Citigroup, Inc.	15.00	01/20/10	32,900
30	Comcast Corp.	20.00	01/21/09	8,550
30	Countrywide Financial Corp.	25.00	01/21/09	57,075
30	Countrywide Financial Corp.	30.00	01/21/09	72,450
30	Halliburton Co.	30.00	01/21/09	7,050
149	ITT Educational Services, Inc.	35.00	10/22/08	4,843
18	Kohl’s Corp.	50.00	01/21/09	14,220
36	Lowe’s Cos., Inc.	30.00	01/21/09	24,660
45	Lowe’s Cos., Inc.	25.00	01/21/09	15,750
18	Merrill Lynch & Co., Inc.	55.00	01/21/09	53,550
30	Microsoft Corp.	20.00	01/21/09	1,410
18	Morgan Stanley (g)	50.00	01/21/09	36,900
30	Nike, Inc.	40.00	01/21/09	600
18	Procter & Gamble Co.	50.00	01/21/09	630
47	Pulte Homes, Inc.	25.00	01/21/09	53,110
900	Retail Holders Trust	90.00	01/21/09	603,000
14	Ryland Group, Inc.	30.00	01/21/09	10,220
18	Ryland Group, Inc.	40.00	01/21/09	26,460
15	Schlumberger, Ltd.	60.00	01/21/09	3,375
18	Target Corp.	40.00	01/21/09	3,150

Contracts	Security Description	Strike Price	Expiration Date	Value
18	United Technologies Corp.	50.00	01/21/09	$2,925

Total Put Options Purchased (Premiums Paid $1,251,715)				1,497,018

Call Options Purchased - 1.4%
221	Accenture, Ltd.	20.00	01/21/09	397,800
530	American Eagle Outfitters, Inc.	10.00	01/17/09	294,150
707	Automatic Data Processing, Inc.	30.00	01/21/09	919,100
202	Bed Bath & Beyond, Inc.	20.00	01/21/09	236,340
300	Bed Bath & Beyond, Inc.	20.00	01/20/10	408,000
421	Bed Bath & Beyond, Inc.	30.00	01/21/09	162,085
248	Boeing Co.	55.00	01/20/10	265,608
240	Cemex SAB de C.V., ADR	15.00	01/20/10	132,000
318	Cintas Corp.	20.00	01/21/09	287,790
460	Comcast Corp.	10.00	01/20/10	448,500
185	ConocoPhillips	60.00	01/21/09	258,075
15	FedEx Corp.	90.00	01/21/09	4,800
326	Home Depot, Inc.	30.00	01/21/09	32,274
233	Johnson & Johnson	50.00	01/21/09	452,020
140	Johnson & Johnson	50.00	01/20/10	275,800
130	Kohl’s Corp.	20.00	01/20/10	360,100
345	Kraft Foods, Inc.	25.00	01/20/10	315,675
610	Kraft Foods, Inc.	25.00	01/21/09	481,900
1,018	Lowe’s Cos., Inc.	10.00	01/20/10	1,415,020
73	LVC US	30.00	01/20/10	136,510
350	Microsoft Corp.	30.00	01/20/10	262,500
247	Microsoft Corp.	20.00	01/21/09	156,845
70	Procter & Gamble Co.	40.00	01/21/09	205,800
72	Procter & Gamble Co.	60.00	01/21/09	78,840
100	Procter & Gamble Co.	50.00	01/21/09	194,000
295	Quest Diagno	30.00	01/20/10	662,275
190	Royal Caribbean Cruises, Ltd.	20.00	01/20/10	107,350
270	Target Corp.	30.00	01/21/09	525,825
217	United Parcel Service, Inc.	50.00	01/20/10	351,540
110	UnitedHealth Group	25.00	01/20/10	64,350
1,120	UnitedHealth Group	30.00	01/20/10	380,800
187	Wal-Mart Stores, Inc.	30.00	01/21/09	559,598
350	Wal-Mart Stores, Inc.	30.00	01/20/10	1,062,250

See Notes to Financial Statements.	24	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Contracts	Security Description	Strike Price	Expiration Date	Value
442	Wal-Mart Stores, Inc.	35.00	01/21/09	$1,106,105
25	Walt Disney Co.	30.00	01/21/09	6,500
150	Walt Disney Co.	20.00	01/21/09	163,500
176	Walt Disney Co.	30.00	01/21/09	49,720
177	Walt Disney Co.	20.00	01/20/10	200,010
228	Warner Music Group Corp.	25.00	01/21/09	1,710

Total Call Options Purchased (Premiums Paid $15,872,451)				13,423,065

Total Long Positions - 87.2% (Cost $913,050,097) *				$826,086,369
Total Short Positions - (32.3)% (Cost $(354,495,507))				(305,988,272)
Total Options Written - (0.2)% (Cost $(2,975,852))				(2,159,989)
Other Assets & Liabilities, Net - 45.3%				429,360,607

Net Assets - 100.00%				$947,298,715

See Notes to Financial Statements.	25	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2008

Shares	Security Description	Value
Securities Sold Short - (32.3)%
Common Stock - (26.2)%
Consumer Discretionary - (3.6)%
(63,400)	Airtran Holdings, Inc.	$(154,062)
(17,700)	Alaska Air Group, Inc.	(360,903)
(3,441)	Ambassadors International, Inc.	(6,848)
(21,000)	American Axle & Manufacturing Holdings, Inc.	(112,560)
(10,400)	Arkansas Best Corp.	(350,376)
(50,900)	Asbury Automotive Group, Inc.	(586,368)
(19,500)	Best Buy Co., Inc.	(731,250)
(49,446)	Blockbuster, Inc., Class A	(101,859)
(54,300)	Brunswick Corp.	(694,497)
(10,100)	Carnival Corp.	(357,035)
(35,900)	Casual Male Retail Group, Inc.	(141,087)
(23,600)	Centex Corp.	(382,320)
(40,500)	Choice Hotels International, Inc.	(1,097,550)
(16,300)	Churchill Downs, Inc.	(798,374)
(712)	Citadel Broadcasting Corp.	(555)
(38,500)	Coach, Inc.	(964,040)
(18,600)	Continental Airlines, Inc.	(310,248)
(15,600)	Dick’s Sporting Goods, Inc.	(305,448)
(21,300)	DR Horton, Inc.	(277,326)
(11,803)	Empire Resorts, Inc.	(29,744)
(108,200)	Ford Motor Co.	(562,640)
(5,600)	Gaylord Entertainment Co.	(164,472)
(18,700)	Gildan Activewear, Inc.	(425,986)
(9,900)	Group 1 Automotive, Inc.	(215,127)
(29,300)	Harley-Davidson, Inc.	(1,092,890)
(38,800)	Herman Miller, Inc.	(949,436)
(41,500)	International Game Technology	(712,970)
(11,800)	JC Penney Co., Inc.	(393,412)
(27,700)	JetBlue Airways Corp.	(137,115)
(12,600)	Las Vegas Sands Corp.	(454,986)
(29,200)	Lennar Corp., Class A	(443,548)
(103,400)	Lithia Motors, Inc., Class A	(445,654)
(28,300)	Marcus Corp.	(455,064)
(30,900)	Marriott International, Inc., Class A	(806,181)
(12,300)	MDC Holdings, Inc.	(450,057)
(2,876)	Mesa Air Group, Inc.	(949)
(19,300)	MGM Mirage	(550,050)
(14,196)	Morgans Hotel Group Co.	(154,878)
(24,700)	Newell Rubbermaid, Inc.	(426,322)
(34,100)	Nordstrom, Inc.	(982,762)
(5,900)	OfficeMax, Inc.	(52,451)
(26,400)	O’Reilly Automotive, Inc.	(706,728)
(30,100)	Orient-Express Hotels, Ltd.	(726,313)
(24,000)	PACCAR, Inc.	(916,560)
(52,100)	Penske Auto Group, Inc.	(597,587)
(27,600)	Perry Ellis International, Inc.	(411,516)
(103,700)	Pier 1 Imports, Inc.	(428,281)
(40,000)	Pinnacle Entertainment, Inc.	(302,400)
(5,200)	priceline.com, Inc.	(355,836)

Shares	Security Description	Value
(36,200)	Pulte Homes, Inc.	$(505,714)
(13,700)	Royal Caribbean Cruises, Ltd.	(284,275)
(14,200)	Ryland Group, Inc.	(376,584)
(22,244)	School Specialty, Inc.	(693,790)
(23,800)	Skechers U.S.A., Inc., Class A	(400,554)
(55,500)	Southwest Airlines Co.	(805,305)
(23)	Standard-Pacific Corp.	(113)
(67,000)	Starbucks Corp.	(996,290)
(36,100)	Starwood Hotels & Resorts Worldwide, Inc.	(1,015,854)
(89,600)	Steak ‘n Shake Co.	(777,728)
(12,800)	Target Corp.	(627,840)
(9,200)	Team, Inc.	(332,304)
(27,100)	Tim Hortons, Inc.	(802,973)
(26,000)	Toro Co.	(1,073,800)
(12,900)	Tupperware Brands Corp.	(356,427)
(17,000)	Urban Outfitters, Inc.	(541,790)
(7,300)	Wal-Mart Stores, Inc.	(437,197)
(1,400)	Washington Post Co., Class B	(779,464)
(11,500)	WW Grainger, Inc.	(1,000,155)
(38,600)	Wyndham Worldwide Corp.	(606,406)

		(34,499,184)

Consumer Staples - (3.9)%
(19,500)	Alberto-Culver Co.	(531,180)
(35,500)	American Greetings Corp.	(542,795)
(17,600)	Apollo Group, Inc., Class A	(1,043,680)
(12,033)	Archer-Daniels-Midland Co.	(263,643)
(5,207)	Bunge, Ltd.	(328,978)
(41,000)	Cardiome Pharma Corp.	(311,600)
(171,227)	CBIZ, Inc.	(1,448,580)
(8,100)	Central European Distribution Corp.	(367,821)
(17,710)	Charles River Laboratories International, Inc.	(983,436)
(2,204)	Chemed Corp.	(90,496)
(18,500)	Clorox Co.	(1,159,765)
(17,800)	Corporate Executive Board Co.	(556,250)
(9,400)	Corrections Corp. of America	(233,590)
(53,100)	Deluxe Corp.	(764,109)
(23,900)	Equifax, Inc.	(823,355)
(25,766)	Euronet Worldwide, Inc.	(431,065)
(8,900)	Fortune Brands, Inc.	(510,504)
(20,900)	Fresh Del Monte Produce, Inc.	(463,980)
(5,800)	FTI Consulting, Inc.	(418,992)
(21,600)	Geo Group, Inc.	(436,536)
(5,900)	Henry Schein, Inc.	(317,656)
(26,500)	Hershey Co.	(1,047,810)
(39,200)	Hill International, Inc.	(542,920)
(8,000)	Huron Consulting Group, Inc.	(455,840)
(28,900)	Iron Mountain, Inc.	(705,449)
(37,000)	Kelly Services, Inc., Class A	(704,850)
(16,500)	Kimberly-Clark Corp.	(1,069,860)
(21,000)	Kraft Foods, Inc.	(687,750)
(95,438)	Live Nation, Inc.	(1,552,776)

See Notes to Financial Statements.	26	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2008

Shares	Security Description	Value
(13,900)	Lorillard, Inc.	$(988,985)
(10,700)	Manpower, Inc.	(461,812)
(24,300)	Moody’s Corp.	(826,200)
(18,572)	Omnicare, Inc.	(534,316)
(4,457)	Oscient Pharmaceuticals Corp.	(4,903)
(4,756)	OSI Pharmaceuticals, Inc.	(234,423)
(30,900)	Paychex, Inc.	(1,020,627)
(22,238)	PHH Corp.	(295,543)
(6,000)	Procter & Gamble Co.	(418,140)
(35,700)	Robert Half International, Inc.	(883,575)
(20,700)	SAIC, Inc.	(418,761)
(9,968)	Smithfield Foods, Inc.	(158,292)
(8,800)	Sotheby’s	(176,528)
(79,808)	Spartan Stores, Inc.	(1,985,623)
(34,300)	SYSCO Corp.	(1,057,469)
(16,500)	Tootsie Roll Industries, Inc.	(477,015)
(37,800)	Tyson Foods, Inc., Class A	(451,332)
(13,700)	United Natural Foods, Inc.	(342,363)
(11,788)	Universal Corp.	(578,673)
(49,000)	VCA Antech, Inc.	(1,444,030)
(112,547)	Vertex Pharmaceuticals, Inc.	(3,741,062)
(39,600)	Weight Watchers International, Inc.	(1,449,360)

		(36,744,298)

Energy - (1.8)%
(6,481)	Alpha Natural Resources, Inc.	(333,318)
(12,700)	Anadarko Petroleum Corp.	(616,077)
(2,800)	Arch Coal, Inc.	(92,092)
(9,600)	Atwood Oceanics, Inc.	(349,440)
(40,200)	BPZ Resources, Inc.	(691,440)
(11,601)	Cameron International Corp.	(447,103)
(16,400)	Carrizo Oil & Gas, Inc.	(594,828)
(28,700)	Cheniere Energy, Inc.	(64,575)
(6,900)	Chesapeake Energy Corp.	(247,434)
(33,800)	CNX Gas Corp.	(756,782)
(5,600)	Covanta Holding Corp.	(134,064)
(18,800)	Delta Petroleum Corp.	(255,304)
(26,700)	Dresser-Rand Group, Inc.	(840,249)
(20,900)	Enbridge, Inc.	(796,081)
(1,600)	EOG Resources, Inc.	(143,136)
(6,400)	Equitable Resources, Inc.	(234,816)
(56,600)	Evergreen Solar, Inc.	(312,432)
(44,400)	Flotek Industries, Inc.	(488,400)
(5,300)	FMC Technologies, Inc.	(246,715)
(39,600)	Global Industries, Ltd.	(274,824)
(17,839)	Goodrich Petroleum Corp.	(777,602)
(20,300)	Holly Corp.	(587,076)
(4,800)	Marathon Oil Corp.	(191,376)
(19,772)	Peabody Energy Corp.	(889,740)
(9,670)	Penn Virginia Corp.	(516,765)
(4,451)	Pioneer Natural Resources Co.	(232,698)
(19,700)	Range Resources Corp.	(844,539)
(5,400)	Rowan Cos., Inc.	(164,970)
(3,900)	Schlumberger, Ltd.	(304,551)

Shares	Security Description	Value
(4,200)	Suncor Energy, Inc.	$(177,534)
(57,201)	Suntech Power Holdings Co. Ltd, ADR	(2,051,800)
(20,000)	Toreador Resources Corp.	(179,800)
(28,000)	TransCanada Corp.	(1,012,200)
(1,340)	Transocean, Inc.	(147,186)
(25,100)	Weatherford International, Ltd.	(631,014)
(6,250)	XTO Energy, Inc.	(290,750)

		(16,918,711)

Financials - (3.3)%
(3,271)	Affiliated Managers Group, Inc.	(271,002)
(18,500)	Aflac, Inc.	(1,086,875)
(8,306)	Alexandria Real Estate Equities, Inc.	(939,242)
(2,700)	Alleghany Corp.	(985,500)
(12,931)	American Equity Investment Life Holding Co.	(96,982)
(25,696)	American International Group, Inc.	(85,568)
(57,900)	Assured Guaranty, Ltd.	(941,454)
(22,075)	Bank of America Corp.	(772,625)
(3,220)	BankAtlantic Bancorp, Inc., Class A	(26,404)
(58,200)	Banner Corp.	(698,982)
(39,400)	Brookline Bancorp, Inc.	(503,926)
(24,008)	CapitalSource, Inc.	(295,298)
(8,700)	Capitol Bancorp, Ltd.	(169,563)
(20,500)	Capitol Federal Financial	(908,765)
(22,100)	Cincinnati Financial Corp.	(628,524)
(132,792)	CIT Group, Inc.	(924,232)
(47,799)	Citigroup, Inc.	(980,357)
(165,500)	Citizens Republic Bancorp, Inc.	(509,740)
(18,900)	Commerce Bancshares, Inc.	(876,960)
(76,000)	E*Trade Financial Corp.	(212,800)
(1,600)	Fairfax Financial Holdings, Ltd.	(519,216)
(32,000)	FBL Financial Group, Inc., Class A	(892,480)
(30,400)	Federated Investors, Inc., Class B	(876,432)
(82,724)	Fifth Third Bancorp	(984,416)
(10,800)	First Financial Bankshares, Inc.	(560,304)
(72,349)	First Horizon National Corp.	(687,317)
(24,805)	Forest City Enterprises, Inc., Class A	(760,769)
(9,800)	Franklin Resources, Inc.	(863,674)
(25,700)	General Growth Properties, Inc.	(388,070)
(5,900)	Hartford Financial Services Group, Inc.	(241,841)
(90,673)	Host Hotels & Resorts, Inc.	(1,205,044)
(77,471)	Huntington Bancshares, Inc.	(618,993)
(45,100)	Jefferies Group, Inc.	(986,788)
(11,900)	JPMorgan Chase & Co.	(555,730)
(23,300)	Lazard, Ltd., Class A	(996,308)
(23,317)	Legg Mason, Inc.	(887,445)
(17,400)	Macerich Co.	(1,107,510)
(21,000)	MBIA, Inc.	(249,900)
(31,330)	MF Global, Ltd.	(135,972)
(14,200)	Morgan Stanley	(326,600)
(16,092)	National City Corp.	(28,161)
(65,500)	Phoenix Cos., Inc.	(605,220)
(16,500)	Raymond James Financial, Inc.	(544,170)

See Notes to Financial Statements.	27	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2008

Shares	Security Description	Value
(7,100)	Reinsurance Group of America, Inc., Class A	$(383,400)
(65,278)	SLM Corp.	(805,531)
(94,700)	South Financial Group, Inc.	(694,151)
(9,400)	State Street Corp.	(534,672)
(6,389)	SVB Financial Group	(370,051)
(9,538)	Wachovia Corp.	(33,383)
(16,530)	Webster Financial Corp.	(417,383)
(11,918)	World Acceptance Corp.	(429,048)
(26,003)	XL Capital, Ltd., Class A	(466,494)
(13,900)	Zenith National Insurance Corp.	(509,296)

		(31,580,568)

Health Care - (3.6)%
(3,500)	Abbott Laboratories	(201,530)
(5,947)	Advanced Medical Optics, Inc.	(105,738)
(46,700)	Affymetrix, Inc.	(361,458)
(18,800)	Allergan, Inc.	(968,200)
(15,800)	AMAG Pharmaceuticals, Inc.	(611,934)
(38,020)	American Medical Systems Holdings, Inc.	(675,235)
(7,750)	AMERIGROUP Corp.	(195,687)
(51,238)	Amylin Pharmaceuticals, Inc.	(1,036,031)
(12,613)	ATS Medical, Inc.	(36,452)
(2,500)	Baxter International, Inc.	(164,075)
(36,300)	Brookdale Senior Living, Inc.	(798,237)
(16,422)	Cubist Pharmaceuticals, Inc.	(365,061)
(12,218)	deCODE Genetics, Inc.	(4,765)
(12,038)	EPIX Pharmaceuticals, Inc.	(12,399)
(20,100)	Gen-Probe, Inc.	(1,066,305)
(15,799)	Health Management Associates, Inc., Class A	(65,724)
(13,345)	Healthsouth Corp.	(245,948)
(26,100)	Herbalife, Ltd.	(1,031,472)
(21,400)	Hospira, Inc.	(817,480)
(47,759)	Incyte Corp., Ltd.	(365,356)
(12,286)	Insulet Corp.	(171,021)
(20,400)	Inverness Medical Innovations, Inc.	(612,000)
(215,243)	Isis Pharmaceuticals, Inc.	(3,635,454)
(34,927)	Kinetic Concepts, Inc.	(998,563)
(12,914)	King Pharmaceuticals, Inc.	(123,716)
(11,400)	Laboratory Corp. of America Holdings	(792,300)
(10,040)	LifePoint Hospitals, Inc.	(322,686)
(26,746)	Millipore Corp.	(1,840,125)
(53,628)	Molina Healthcare, Inc.	(1,662,468)
(168,759)	Mylan, Inc.	(1,927,228)
(34,600)	Natus Medical, Inc.	(784,036)
(51,992)	NovaMed, Inc.	(246,442)
(18,700)	NuVasive, Inc.	(922,471)
(33,700)	Patterson Cos., Inc.	(1,024,817)
(37,316)	PSS World Medical, Inc.	(727,662)
(22,100)	Psychiatric Solutions, Inc.	(838,695)
(3,400)	Quest Diagnostics, Inc.	(175,678)
(47,900)	Sepracor, Inc.	(877,049)

Shares	Security Description	Value
(34,000)	Sequenom, Inc.	$(905,080)
(76,136)	SonoSite, Inc.	(2,390,670)
(3,800)	Stryker Corp.	(236,740)
(12,000)	Tenet Healthcare Corp.	(66,600)
(32,200)	Viropharma, Inc.	(422,464)
(13,586)	West Pharmaceutical Services, Inc.	(663,269)
(80,357)	Wright Medical Group, Inc.	(2,446,067)
(7,400)	XenoPort, Inc.	(358,826)

		(34,301,214)

Industrials - (3.4)%
(38,822)	AAR Corp.	(644,057)
(1,950)	Ametek, Inc.	(79,501)
(20,900)	Ball Corp.	(825,341)
(48,071)	Barnes Group, Inc.	(971,996)
(3,800)	Boeing Co.	(217,930)
(13,100)	Bristow Group, Inc.	(443,304)
(39,600)	C&D Technologies, Inc.	(224,928)
(8,600)	CIRCOR International, Inc.	(373,498)
(12,400)	Clarcor, Inc.	(470,580)
(4,700)	Clean Harbors, Inc.	(317,485)
(14,900)	Cubic Corp.	(366,391)
(7,200)	Curtiss-Wright Corp.	(327,240)
(14,200)	Danaher Corp.	(985,480)
(8,800)	Dolby Laboratories, Inc., Class A	(309,672)
(9,400)	Donaldson Co., Inc.	(393,954)
(27,200)	Eagle Materials, Inc.	(608,464)
(16,200)	Energizer Holdings, Inc.	(1,304,910)
(17,263)	Energy Conversion Devices, Inc.	(1,005,570)
(28,489)	EnerSys	(561,518)
(24,400)	Expeditors International of Washington, Inc.	(850,096)
(19,500)	Exponent, Inc.	(645,255)
(9,700)	FARO Technologies, Inc.	(197,589)
(7,200)	Flowserve Corp.	(639,144)
(1,800)	General Cable Corp.	(64,134)
(34,500)	Golar LNG, Ltd.	(458,160)
(26,100)	Graco, Inc.	(929,421)
(10,500)	IDEX Corp.	(325,710)
(34,594)	Itron, Inc.	(3,062,607)
(5,400)	Jacobs Engineering Group, Inc.	(293,274)
(18,063)	Kansas City Southern	(801,275)
(7,500)	Kaydon Corp.	(337,950)
(22,500)	Kirby Corp.	(853,650)
(71,824)	LeCroy Corp.	(552,327)
(42,900)	Manitowoc Co., Inc.	(667,095)
(35,200)	Mine Safety Appliances Co.	(1,341,824)
(17,000)	Moog, Inc., Class A	(728,960)
(65,522)	Newport Corp.	(706,327)
(46,300)	Packaging Corp. of America	(1,073,234)
(13,600)	Precision Castparts Corp.	(1,071,408)
(16,600)	Rockwell Automation, Inc.	(619,844)
(16,600)	Rockwell Collins, Inc.	(798,294)
(6,500)	Roper Industries, Inc.	(370,240)

See Notes to Financial Statements.	28	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2008

Shares	Security Description	Value
(18,200)	Shaw Group, Inc.	$(559,286)
(3,800)	Stericycle, Inc.	(223,858)
(13,200)	Tetra Tech, Inc.	(317,592)
(11,000)	TransDigm Group, Inc.	(376,530)
(51,378)	Trinity Industries, Inc.	(1,321,956)
(17,500)	Universal Display Corp.	(191,800)
(27,200)	Waste Management, Inc.	(856,528)

		(31,667,187)

Information Technology - (2.4)%
(11,600)	Anadigics, Inc.	(32,596)
(2,000)	Apple, Inc.	(227,320)
(29,100)	Autodesk, Inc.	(976,305)
(8,800)	Blackboard, Inc.	(354,552)
(18,900)	CA, Inc.	(377,244)
(52,838)	CACI International, Inc., Class A	(2,647,184)
(116,900)	Cadence Design Systems, Inc.	(790,244)
(1,200)	Cerner Corp.	(53,568)
(34,600)	Citrix Systems, Inc.	(873,996)
(38,200)	Cognizant Technology Solutions Corp., Class A	(872,106)
(7,200)	Concur Technologies, Inc.	(275,472)
(7,350)	Diodes, Inc.	(135,607)
(33,500)	Electronic Arts, Inc.	(1,239,165)
(110,935)	Epicor Software Corp.	(875,277)
(4,600)	IHS, Inc., Class A	(219,144)
(44,000)	IMS Health, Inc.	(832,040)
(2,300)	International Business Machines Corp.	(269,008)
(12,633)	Magma Design Automation, Inc.	(50,785)
(6,300)	Mantech International Corp., Class A	(373,527)
(21,800)	Marvell Technology Group, Ltd.	(202,740)
(15,657)	Mentor Graphics Corp.	(177,707)
(28,100)	Microchip Technology, Inc.	(826,983)
(6,800)	Microsemi Corp.	(173,264)
(21,400)	MSC. Software Corp.	(228,980)
(36,100)	NetApp, Inc.	(658,103)
(22,930)	Nuance Communications, Inc.	(279,517)
(13,000)	Phase Forward, Inc.	(271,830)
(29,100)	Pitney Bowes, Inc.	(967,866)
(13,005)	PMC-Sierra, Inc.	(96,497)
(16,300)	Power Integrations, Inc.	(392,830)
(9,800)	Salesforce.com, Inc.	(474,320)
(102,822)	Seagate Technology	(1,246,203)
(37,800)	SEI Investments Co.	(839,160)
(21,004)	Skyworks Solutions, Inc.	(175,593)
(29,080)	SPSS, Inc.	(853,789)
(68,491)	SYNNEX Corp.	(1,530,089)
(117,600)	TriQuint Semiconductor, Inc.	(563,304)
(18,200)	Ultimate Software Group, Inc.	(491,400)
(16,533)	Veeco Instruments, Inc.	(244,854)

		(22,170,169)

Materials - (1.0)%
(25,500)	Albemarle Corp.	(786,420)
(25,000)	American Vanguard Corp.	(377,000)

Shares	Security Description	Value
(5,100)	Ameron International Corp.	$(365,415)
(6,900)	Cameco Corp.	(153,939)
(27,600)	Celanese Corp., Class A	(770,316)
(4,500)	Century Aluminum Co.	(124,605)
(34,600)	Ecolab, Inc.	(1,678,792)
(41,061)	Ferro Corp.	(825,326)
(74,300)	General Moly, Inc.	(323,205)
(22,000)	International Flavors & Fragrances, Inc.	(868,120)
(40,300)	Ivanhoe Mines, Ltd.	(244,218)
(3,500)	Mosaic Co.	(238,140)
(13,900)	Newmont Mining Corp.	(538,764)
(3,000)	POSCO, ADR	(280,110)
(4,400)	Potash Corp. of Saskatchewan	(580,844)
(14,700)	Sherwin-Williams Co.	(840,252)
(10,000)	Sigma-Aldrich Corp.	(524,200)
(99,400)	Taseko Mines, Ltd.	(188,860)

		(9,708,526)

Telecommunication Services - (2.5)%
(7,707)	ADC Telecommunications, Inc.	(65,124)
(26,600)	Akamai Technologies, Inc.	(463,904)
(174,758)	Alaska Communications Systems Group, Inc.	(2,137,290)
(13,188)	Central European Media Enterprises, Ltd.	(862,495)
(34,100)	DISH Network Corp., Class A	(716,100)
(338,713)	Earthlink, Inc.	(2,879,061)
(21,800)	Embarq Corp.	(883,990)
(37,822)	Equinix, Inc.	(2,627,116)
(20,600)	Gannett Co., Inc.	(348,346)
(16,400)	GeoEye, Inc.	(362,932)
(29,700)	Hearst-Argyle Television, Inc.	(663,201)
(9,100)	Hughes Communications, Inc.	(333,970)
(15,400)	Innophos Holdings, Inc.	(359,959)
(89,157)	Interpublic Group of Cos., Inc.	(690,967)
(11,200)	inVentiv Health, Inc.	(197,792)
(3,775)	Leap Wireless International, Inc.	(143,828)
(415,945)	Level 3 Communications, Inc.	(1,123,052)
(14,700)	Meredith Corp.	(412,335)
(62,500)	MetroPCS Communications, Inc.	(874,375)
(110,061)	Network Equipment Technologies, Inc.	(376,409)
(46,000)	NeuStar, Inc., Class A	(914,940)
(23,200)	Omnicom Group, Inc.	(894,592)
(311,976)	ON Semiconductor Corp.	(2,108,958)
(41,100)	SAVVIS, Inc.	(552,384)
(1,991)	SBA Communications Corp., Class A	(51,507)
(26,600)	Switch & Data Facilities Co., Inc.	(331,170)
(10,449)	Symmetricom, Inc.	(51,932)
(16,401)	VeriSign, Inc.	(427,738)
(29,217)	Virgin Media, Inc.	(230,814)
(22,800)	Vocus, Inc.	(774,288)
(69,800)	Windstream Corp.	(763,612)

		(23,624,181)

See Notes to Financial Statements.	29	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2008

Shares	Security Description	Value
Utilities - (0.7)%
(58,600)	AES Corp.	$(685,034)
(18,800)	Allegheny Energy, Inc.	(691,276)
(3,900)	Aqua America, Inc.	(69,342)
(29,900)	Hawaiian Electric Industries, Inc.	(867,399)
(10,700)	Laclede Group, Inc.	(518,843)
(24,500)	Otter Tail Corp.	(752,885)
(22,000)	Public Service Enterprise Group, Inc.	(721,380)
(19,500)	TECO Energy, Inc.	(306,735)
(22,700)	Vectren Corp.	(632,195)
(25,100)	WGL Holdings, Inc.	(814,495)
(23,700)	Xcel Energy, Inc.	(473,763)

		(6,533,347)

Total Common Stock (Cost $(285,738,431))		(247,747,385)

Investment Companies - (6.1)%
(24,000)	iShares Dow Jones US Basic Materials Sector Index Fund	(1,368,720)
(6,300)	iShares FTSE/Xinhua China 25 Index Fund	(217,161)
(118,700)	iShares MSCI Emerging Markets Index Fund	(4,098,711)
(145,300)	iShares Russell 2000 Index Fund	(9,937,067)
(75,150)	Midcap SPDR Trust Series 1	(9,938,587)
(123,025)	Powershares QQQ	(4,786,903)
(42,500)	SPDR KBW Regional Banking ETF	(1,529,150)
(18,500)	SPDR S&P Metals & Mining ETF	(866,170)
(111,075)	SPDR S&P Retail ETF	(3,378,901)
(183,185)	SPDR Trust Series 1	(21,253,124)
(26,175)	Utilities Select Sector SPDR Fund	(866,393)

Total Investment Companies (Cost $(68,757,076))		(58,240,887)

Total Securities Sold Short - (32.3)% (Cost $(354,495,507))		$(305,988,272)

See Notes to Financial Statements.	30	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2008

Number of Contacts	Security Description	Strike Price	Expiration Date	Value
Options Written - (0.2)%
Call Options Written - (0.2)%
(20)	Advanced Micro Devices, Inc.	20.00	01/21/09	$(60)
(20)	Amazon.com, Inc.	30.00	01/21/09	(85,850)
(12)	Amgen, Inc.	60.00	01/21/09	(4,980)
(12)	Amgen, Inc.	70.00	01/21/09	(1,728)
(20)	Anadarko Petroleum Corp.	40.00	01/21/09	(22,800)
(12)	Apache Corp.	60.00	01/21/09	(54,360)
(10)	Apple, Inc.	50.00	01/21/09	(64,850)
(40)	Applied Materials, Inc.	15.00	01/21/09	(5,800)
(12)	Bank of America Corp.	40.00	01/21/09	(2,964)
(10)	Bear Stearns Cos., LLC	130.00	01/21/09	(45)
(30)	Bed Bath & Beyond, Inc.	30.00	01/21/09	(11,550)
(12)	Caterpillar, Inc.	60.00	01/21/09	(7,200)
(12)	Centex Corp.	40.00	01/21/09	(120)
(20)	Circuit City Stores, Inc.	30.00	01/21/09	(90)
(40)	Cisco Systems, Inc.	15.00	01/21/09	(29,800)
(9)	CME Group, Inc.	500.00	01/20/10	(40,590)
(20)	Comcast Corp., Class A	20.00	01/21/09	(4,800)
(20)	Countrywide Financial Corp.	25.00	01/21/09	(60)
(20)	Countrywide Financial Corp.	30.00	01/21/09	(50)
(15)	FedEx Corp.	110.00	01/21/09	(563)
(20)	Halliburton Co.	30.00	01/21/09	(8,400)
(365)	iShares Lehman Treasury Inflation Protected Securities Fund	107.00	12/24/08	(9,125)
(41)	ITT Educational Services, Inc.	90.00	01/21/09	(28,085)
(42)	ITT Educational Services, Inc.	80.00	01/21/09	(45,990)
(147)	ITT Educational Services, Inc.	70.00	01/20/10	(375,585)
(73)	Joy Global, Inc.	70.00	01/21/09	(5,110)
(142)	Kohl’s Corp.	50.00	01/21/09	(49,700)
(30)	Lowe’s Cos., Inc.	25.00	01/21/09	(6,480)
(24)	Lowe’s Cos., Inc.	30.00	01/21/09	(1,680)
(12)	Merrill Lynch & Co., Inc.	55.00	01/21/09	(72)
(20)	Microsoft Corp.	20.00	01/21/09	(12,700)
(12)	Morgan Stanley	50.00	01/21/09	(1,140)
(20)	Nike, Inc.	40.00	01/21/09	(54,800)

Number of Contacts	Security Description	Strike Price	Expiration Date	Value
(12)	Procter & Gamble Co.	50.00	01/21/09	$(23,280)
(82)	Pulte Homes, Inc.	15.00	10/22/08	(6,970)
(32)	Pulte Homes, Inc.	25.00	01/21/09	(1,120)
(288)	Pulte Homes, Inc.	15.00	01/21/09	(67,392)
(55)	Pulte Homes, Inc.	20.00	01/20/10	(17,050)
(300)	Retail Holders Trust	110.00	01/21/09	(21,750)
(602)	Retail Holders Trust	105.00	01/21/09	(87,290)
(10)	Ryland Group, Inc.	30.00	01/21/09	(3,850)
(12)	Ryland Group, Inc.	40.00	01/21/09	(1,530)
(203)	S&P 500 Index	1,380.00	10/18/08	(4,825)
(244)	S&P 500 Index	1,415.00	10/22/08	(4,880)
(262)	S&P 500 Index	1,425.00	10/22/08	(2,620)
(27)	S&P 500 Index	1,400.00	10/22/08	(810)
(3)	Schlumberger, Ltd.	60.00	01/21/09	(6,135)
(650)	SLM Corp.	15.00	10/22/08	(19,500)
(1,100)	Sprint Nextel Corp.	7.50	01/21/09	(60,500)
(288)	Target Corp.	60.00	01/21/09	(43,200)
(12)	Target Corp.	40.00	01/21/09	(13,170)
(265)	Target Corp.	50.00	01/20/10	(257,050)
(12)	United Technologies Corp.	50.00	01/21/09	(13,800)

Total Call Options Written (Premiums Received $(2,245,368))				(1,593,849)

Put Options Written - (0.0)%
(90)	iShares MSCI Index	80.00	01/21/09	(38,475)
(425)	KBW Regional Banking	30.00	12/24/08	(110,500)
(900)	Retail Holders Trust	90.00	01/21/09	(186,750)
(265)	S&P 500 Index	1,000.00	10/22/08	(132,500)
(121)	S&P 500 Index	975.00	10/22/08	(36,300)
(203)	S&P 500 Index	950.00	10/22/08	(50,750)
(53)	S&P 500 Index	925.00	10/22/08	(10,865)

Total Put Options Written (Premiums Received $(730,484))				(566,140)

Total Options Written - (0.2)% (Premiums Received $(2,975,852))				$(2,159,989)

See Notes to Financial Statements.	31	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

ADR American Depositary Receipt

ETF Exchange Traded Fund

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Association

PLC Public Limited Company

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $27,850,093 or 2.9% of net assets.
(c)	Variable rate security.
(d)	Security is currently in default and are on scheduled interest or principal payment.
(e)	Zero coupon bond. Interest rate presented is yield to maturity.
(f)	All or a portion of this security is held as collateral for securities sold short.
(g)	Security fair valued in accordance with procedures adopted by the Board of Trustees.
(h)	Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specific date. The rate shown is the rate at year end.
(i)	Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.
(j)	Security subject to call option written by the Fund.

At September 30, 2008, the Fund held the following futures contracts:

Contract	Type	Expiration Date	Notional Contract Value	Net Appreciation (Depreciation)
(700)	S&P 500 E-Mini Future	12/19/08	$(40,859,000)	$(117,250)
(40)	U.S. 5-year Note (CBT) Future	12/31/08	(4,489,375)	(8,751)
(10)	U.S. 2-year Note (CBT) Future	12/31/08	(2,134,375)	(12,031)
(30)	U.S. 10-year Note (CBT) Future	12/31/08	(3,438,750)	33,750
(20)	U.S. Long Bond (CBT) Future	12/31/08	(2,343,438)	16,875

			$(53,264,938)	$(87,407)

*	Cost for Federal income tax purposes is and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$83,966,781
Gross Unrealized Depreciation	(121,607,411)

Net Unrealized Appreciation (Depreciation)	$(37,640,630)

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$209,991,207	$(2,247,396)
Level 2 - Other Significant Observable Inputs	299,845,053	-
Level 3 - Significant Unobservable Inputs	10,261,837	-

Total Investments	$520,098,097	$(2,247,396)

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options and futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.	32	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 03/31/2008	$10,687,686	$(4,457)
Accrued Accretion/ (Amortization)	25,548	-
Change in Unrealized Appreciation/(Depreciation)	(2,317,394)	(119,152)
Net Purchase/(Sales)	2,737,983	123,609
Transfers In/(Out)	(871,986)	-

Balance as of 09/30/08	$10,261,837	-

See Notes to Financial Statements.	33	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

PORTFOLIO HOLDINGS SUMMARY

SEPTEMBER 30, 2008

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	52.3%
Asset Backed Obligations	7.3%
Corporate Convertible Bonds	12.8%
Corporate Non-Convertible Bonds	1.8%
Municipal Bonds	0.0%
Syndicated Loans	0.2%
US Government and Agency Obligations	10.6%
Investment Companies	0.4%
Options	1.6%
Short-Term Investments	0.2%
Short Positions
Equity Securities	(26.2%	)
Investment Companies	(6.1%	)
Options	(0.2%	)
Other Assets less Liabilities*	45.3%	*
	100.0%

*	Consists of deposits with the custodian for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian for securities sold short represents 36.7% of net assets. See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	16.9%	13.9%
Consumer Staples	16.9%	14.8%
Energy	6.2%	6.8%
Financials	24.9%	12.8%
Health Care	5.6%	13.9%
Industrials	10.9%	12.8%
Information Technology	5.3%	9.0%
Materials	3.5%	3.9%
Telecommunications	7.2%	9.5%
Utilities	2.6%	2.6%
	100.0%	100.0%

See Notes to Financial Statements.	34	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

ASSETS
Total investments, at value (Cost $913,050,097)	$826,086,369
Deposits with custodian for securities sold short	348,055,251
Cash	88,419,877
Foreign currency (Cost $619,697)	610,887
Receivables:
Fund shares sold	2,601,974
Investment securities sold	7,337,312
Interest and dividends	2,615,265
Variation margin	174,844
Prepaid expenses	49,785

Total Assets	1,275,951,564

LIABILITIES
Payables:
Securities sold short, at value (Cost $354,495,507)	305,988,272
Call options written, at value (Premiums received $2,245,368)	1,593,849
Put options written, at value (Premiums received $730,484)	566,140
Investment securities purchased	13,206,899
Fund shares redeemed	3,789,440
Dividends on securities sold short	454,184
Variation margin	1,701,000
Accrued liabilities:
Investment adviser fees	1,253,255
Compliance services fees	4,190
Other expenses	95,620

Total Liabilities	328,652,849

NET ASSETS	$947,298,715

COMPONENTS OF NET ASSETS
Paid-in capital	$977,699,508
Accumulated undistributed (distributions in excess of) net investment income	1,989,283
Accumulated net realized gain (loss)	5,347,807
Net unrealized appreciation (depreciation)	(37,737,883)

NET ASSETS	$947,298,715

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	86,552,511
R Shares	3,175,198
C Shares	1,867,039

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $895,192,467)	$10.34

R Shares (based on net assets of $32,930,208)	$10.37

C Shares (based on net assets of $19,176,040)	$10.27

See Notes to Financial Statements.	35	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2008

INVESTMENT INCOME
Interest income	$8,893,487
Dividend income (net foreign withholding taxes of $68,278)	4,991,343

Total Investment Income	13,884,830

EXPENSES
Investment adviser fees	7,992,974
Investment adviser expense reimbursements recouped	18,548
Administrator fees	266,043
Distribution fees:
R Shares	41,392
C Shares	97,034
Transfer agency fees:
Institutional Shares	124,650
R Shares	24,901
C Shares	9,219
Custodian fees	85,102
Accountant fees	75,573
Registration fees	28,277
Professional fees	61,785
Trustees’ fees and expenses	12,988
Compliance services fees	49,438
Dividend expenses on securities sold short	2,735,999
Miscellaneous expenses	80,951

Total Expenses	11,704,874

NET INVESTMENT INCOME (LOSS)	2,179,956

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(14,059,306)
Foreign currency transactions	(18,800)
Futures	13,087,496
Securities sold short	23,160,345
Written options	625,916

Net realized gain (loss)	22,795,651

Net unrealized gain (loss) on:
Investments	(47,993,076)
Foreign currency translations	(17,314)
Futures	1,121,624
Securities sold short	9,644,113
Written options	(3,742,900)

Net change in unrealized appreciation (depreciation)	(40,987,553)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(18,191,902)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(16,011,946)

See Notes to Financial Statements.	36	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2008	Year Ended March 31, 2008
OPERATIONS
Net investment income (loss)	$2,179,956	$7,805,482
Net realized gain (loss)	22,795,651	(12,188,410)
Net change in unrealized appreciation (depreciation)	(40,987,553)	(9,161,733)

Increase (Decrease) in Net Assets from Operations	(16,011,946)	(13,544,661)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,487,496)	(6,678,510)
R Shares	(19,706)	(269,904)
C Shares	-	(34,231)

Total Distributions to Shareholders	(2,507,202)	(6,982,645)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	304,280,789	801,449,919
R Shares	8,223,675	11,684,161
C Shares	4,382,544	7,900,305
Reinvestment of distributions:
Institutional Shares	1,633,226	4,851,757
R Shares	16,349	218,795
C Shares	-	33,139
Redemption of shares:
Institutional Shares	(249,629,671)	(126,417,988)
R Shares	(6,844,029)	(16,171,593)
C Shares	(3,165,301)	(2,999,072)

Increase (Decrease) from Capital Share Transactions	58,897,582	680,549,423

Increase (Decrease) in Net Assets	40,378,434	660,022,117

NET ASSETS
Beginning of period	906,920,281	246,898,164

End of period (a)	$947,298,715	$906,920,281

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	29,093,867	74,259,846
R Shares	772,854	1,084,973
C Shares	414,824	737,152
Reinvestment of distributions:
Institutional Shares	154,078	449,364
R Shares	1,537	20,301
C Shares	-	3,100
Redemption of shares:
Institutional Shares	(24,134,571)	(11,780,484)
R Shares	(642,379)	(1,506,233)
C Shares	(301,051)	(280,129)

Increase (Decrease) in Shares	5,359,159	62,987,890

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income.	$1,989,283	$2,316,529

See Notes to Financial Statements.	37	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended September 30, 2008		For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	July 11, 2005 (a) through March 31, 2006
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.52		$10.62	$10.29	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.02		0.16	0.26	0.14
Net realized and unrealized gain (loss)	(0.17)		(0.11)	0.29	0.22

Total from Investment Operations	(0.15)		0.05	0.55	0.36

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.03)		(0.15)	(0.22)	(0.07)
Net realized investment gains	-		-	- (c)	-	(c)

Total Distributions to Shareholders	(0.03)		(0.15)	(0.22)	(0.07)

REDEMPTION FEES (b)	-		-	- (c)	-	(c)

NET ASSET VALUE, End of Period	$10.34		$10.52	$10.62	$10.29

TOTAL RETURN	(1.46	)%(d)	0.41%	5.38%	3.60	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$895,192		$856,441	$196,602	$66,888
Ratios to Average Net Assets:
Net investment income (loss)	0.47	%(f)	1.50%	2.46%	1.91	%(f)

Net expense (i)	1.75	%(f)	1.88%	1.95%	1.95	%(f)

Dividend expense	0.55	%(f)	0.50%	0.43%	0.38	%(f)
Gross expense (g)	2.30	%(f)	2.38%	2.44%	2.59	%(f)

PORTFOLIO TURNOVER RATE	236	%(d)	553%	424%	405	%(d)(h)

See Notes to Financial Statements.	38	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended September 30, 2008		For the Year Ended March 31, 2008		For the Year Ended March 31, 2007		July 11, 2005 (a) through March 31, 2006
R SHARES
NET ASSET VALUE, Beginning of Period	$10.55		$10.63		$10.28		$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.01		0.13		0.22		0.10
Net realized and unrealized gain (loss)	(0.18)		(0.13)		0.30		0.22

Total from Investment Operations	(0.17)		0.00		0.52		0.32

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.01)		(0.08)		(0.17)		(0.04)
Net realized investment gains	-		-		-	(c)	-	(c)

Total Distributions to Shareholders	(0.01)		(0.08)		(0.17)		(0.04)

REDEMPTION FEES (b)	-		-		-	(c)	-	(c)

NET ASSET VALUE, End of Period	$10.37		$10.55		$10.63		$10.28

TOTAL RETURN	(1.65	)%(d)	0.01	%(e)	5.12	%(e)	3.24	%(d)(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$32,930		$32,106		$36,613		$42,755
Ratios to Average Net Assets:
Net investment income (loss)	0.14	%(f)	1.17%		2.07%		1.42	%(f)

Net expense (i)	2.22	%(f)	2.25%		2.25%		2.24	%(f)

Dividend expense	0.55	%(f)	0.48%		0.41%		0.35	%(f)
Gross expense (g)	2.77	%(f)	2.76%		2.78%		3.07	%(f)

PORTFOLIO TURNOVER RATE	236	%(d)	553%		424%		405	%(d)(h)

See Notes to Financial Statements.	39	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended September 30, 2008		For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	January 13, 2006 (a) through March 31, 2006
C SHARES
NET ASSET VALUE, Beginning of Period	$10.48		$10.58	$10.27	$10.08

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.03)		0.05	0.15	0.02
Net realized and unrealized gain (loss)	(0.18)		(0.13)	0.29	0.17

Total from Investment Operations	(0.21)		(0.08)	0.44	0.19

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(0.02)	(0.13)	-
Net realized investment gains	-		-	- (c)	-

Total Distributions to Shareholders	-		(0.02)	(0.13)	-

REDEMPTION FEES (b)	-		-	- (c)	-	(c)

NET ASSET VALUE, End of Period	$10.27		$10.48	$10.58	$10.27

TOTAL RETURN	(2.00	)%(d)	(0.72)%	4.31%	1.88	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$19,176		$18,374	$13,683	$3,048
Ratios to Average Net Assets:
Net investment income (loss)	(0.60	)%(f)	0.43%	1.43%	0.90	%(f)

Net expense (i)	2.94	%(f)	3.00%	3.00%	3.00	%(f)

Dividend expense	0.55	%(f)	0.49%	0.42%	0.46	%(f)
Gross expense (g)	3.49	%(f)	3.50%	3.65%	5.86	%(f)

PORTFOLIO TURNOVER RATE	236	%(d)	553%	424%	405	%(d)(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return excludes the effect of the applicable sales load.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(h)	As revised, to reflect a computational error. Such amount was previously reported as 95%.
(i)	Excludes dividend expense.

See Notes to Financial Statements.	40	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Note 1.  Organization

The Absolute Strategies Fund (the “Fund”), is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of September 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: Institutional Shares, R Shares and C Shares. Institutional and R Shares commenced operations on July 11, 2005. C Shares commenced operations on January 13, 2006. The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

41	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Fund estimates components of distribution from real estate investment trusts (REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency – Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts – The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

42	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Securities Sold Short – The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund’s Income Statement.

Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

43	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

When-Issued Transactions – The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on April 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended March 31, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operation and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

44	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Absolute Investment Advisers LLC, (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.60% of the Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan for R Shares and C Shares of the Fund in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00% of the average daily net assets of R Shares and C Shares, respectively.

For the period April 1, 2008 through July 31, 2008, the Distributor employed $4,110 of the front-end sales charges assessed on the sale of R Shares. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of R Shares that are liquidated in whole or in part within one year of purchase. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on R Shares, purchased and redeemed during the period beginning in the 13th month and ending in the 24th month of purchase on purchase amounts greater than $5 million. Effective August 1, 2008, the Fund no longer assesses sales charges on the sale of R Shares.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period April 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period April 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities were to be purchased or sold by the Trust or

45	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

the Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

Note 4.  Expense Reimbursements and Fees Waived

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, R Shares and C Shares to 1.95%, 2.25% and 3.00%, respectively, of each class’ average daily net assets through July 31, 2008. For the six months ended September 30, 2008, there were no fees waived or expenses reimbursed.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and the resulting class expenses do not exceed 1.95% for Institutional Shares, 2.25% for R Shares and 3.00% for C Shares. For the period July 11, 2005 (commencement of operations) through each of March 31, 2006 and March 31, 2007, the Adviser waived and/or reimbursed fees as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2006	$174,568	March 31, 2009	$80,608
March 31, 2007	74,871	March 31, 2010	30,229

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the six months ended September 30, 2008, were as follows:

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$880,949,941	$816,502,955	$220,595,539	$174,124,969

Note 6.  Federal Income Tax and Investment Transactions

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$2,354,130
Unrealized Appreciation (Depreciation)	(7,446,124)
Capital and Other Losses	(2,905,946)

Total	$(7,997,940)

46	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings, loss deferrals, and capital loss carryovers.

As of March 31, 2008, the Fund had capital loss carryovers to offset future capital gains of $2,247,062 and $637,459, expiring in 2015 and 2016, respectively.

For tax purposes, the current year post-October loss was $21,425. This loss was recognized for tax purposes on the first business day of the Fund’s next year.

Note 7.  Written Option Transactions

Transactions in options written during the six months ended September 30, 2008 were as follows:

	Calls
	Number of Contracts	Premiums
Options Outstanding, March 31, 2008	3,890	$1,810,017
Options written	25,328	5,337,224
Options terminated in closing transactions	(8,286)	(2,053,631)
Options exercised	(8,592)	(2,454,741)
Options expired	(6,567)	(393,501)

Options Outstanding, September 30, 2008	5,773	$2,245,368

	Puts
	Number of Contracts	Premiums
Options Outstanding, March 31, 2008	1,218	$430,281
Options written	16,092	4,291,845
Options terminated in closing transactions	(12,578)	(3,338,552)
Options exercised	(789)	(226,060)
Options expired	(1,886)	(427,030)

Options Outstanding, September 30, 2008	2,057	$730,484

Note 8.  Other Information

On September 30, 2008, three shareholders held approximately 56% of the outstanding Institutional Shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several thousand underlying shareholders.

47	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Investment Advisory Agreement Approval

At the April 18, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”) and, as applicable, the sub-advisory agreements pertaining to the Fund for Aronson+Johnson+Ortiz, LP; Bernzott Capital Advisors; Contravisory Research & Management Corp.; GMB Capital Management, LLC; Horizon Asset Management, Inc.; Kinetics Asset Management, Inc.; Kovitz Investment Group, LLC; Metropolitan West Asset Management, LLC; Mohican Financial Management, LLC; SSI Investment Management, Inc.; TWIN Capital Management, Inc.; and Yacktman Asset Management Co. (the “Sub-Advisory Agreements”). In evaluating the Advisory and Sub-Advisory Agreements for the Fund, the Board reviewed materials furnished by the Adviser and the Sub-Advisors (collectively, the “Advisers”) and the administrator, including information regarding the Advisers’ personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisers, including information on the investment performance of the Advisers; (2) the costs of the services to be provided and profitability to the Advisers with respect to their relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fees would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from their relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

In connection with a presentation by the Adviser, the Board considered the Advisers’ personnel, operations and financial condition. The Board also considered the scope and quality of services provided by the Adviser and Sub-Advisers under the Advisory and Sub-Advisory Agreements.

The Board noted that, under the Sub-Advisory Agreements, the Sub-Advisers manage the investment of the Fund assets allocated by the Adviser to the respective Sub-Adviser, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies, subject to the Adviser’s oversight. The Board considered the quality of the investment research capabilities of the Advisers, including the resources dedicated to performing services for the Fund and the experience and professional background of the portfolio managers and other personnel at the Advisers who would have principal responsibility for the Fund’s investments. Among other things, the Board considered information regarding the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Advisers’ senior management and staff; and the quality of the Advisers’ services with respect to regulatory compliance and compliance with client investment policies and restrictions. In addition, the Board considered the Advisers’ balance sheets as of December 31, 2007 and noted the Advisers’ representations that they were financially stable and able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory and Sub-Advisory Agreements, that the Adviser and Sub-Advisers could provide

48	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

high quality services to the Fund and that the investment expertise of the Adviser’s and Sub-Advisers’ professionals could benefit the Fund.

Costs of Services and Profitability

The Board considered information provided by the Advisers regarding their costs of services and profitability with respect to the Fund. The Board considered the Advisers’ allocation of resources devoted to the Fund. The Board concluded that the level of the Advisers’ profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund, including its management, oversight and selection of Sub-Advisers.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser’s contractual advisory fee was higher than the median and mean advisory fee for its Lipper Inc. peer group, the Fund’s A Shares gross expenses were lower than the mean gross expenses for its peer group and, for Institutional Shares, gross expenses were lower than the median and mean gross expenses for its peer group. The Board also recognized that it was difficult to compare expense ratios because of variations between the services provided by the Advisers and those included in the fees paid by other funds. Based on the foregoing, in the context of all factors considered, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Performance

In connection with a presentation by the Advisers as to their approach to managing the Fund and the Fund’s performance, the Board considered the Fund’s performance over one-, three-, six-, nine-month and one-year periods ended December 31, 2007. The Board noted the Fund outperformed its benchmark over the one-, three- and six-month periods and that the Fund outperformed its Lipper Inc. peer group for all periods reviewed. The Board noted the Advisers’ representation that the Advisers’ investment approach remains consistent and that this approach led the Fund to perform as intended, with both low sensitivity (beta) to the overall market and low volatility. Based on this review, the Board concluded that the Fund’s performance was acceptable and that the Advisers’ management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale, noting that the advisory fee for the Fund does not contain breakpoints. The Board noted the Adviser’s representation that the Fund experienced growth of assets consistent with performance in the past and expects to do so in the future. The Board also considered the Adviser’s representation that, due to asset growth in the Fund, economies of scale were being realized with respect to administrative, fund accounting and transfer agency fees. Based on the foregoing, the Board concluded that it would not be necessary to implement fee breakpoints at this time.

49	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Other Benefits

The Board considered the Advisers’ representations that they do not receive significant ancillary benefits as a result of their relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of the Fund and the ability to refer to its advisory relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Advisers from their relationship with the Fund were not a material factor to be considered in approving the continuation of the Advisory and Sub-Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory and Sub-Advisory Agreements. Based upon its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that renewing the Advisory and Sub-Advisory Agreements was in the best interest of the Fund’s shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

50	ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period *	Annualized Expense Ratio
Institutional Shares
Actual	$1,000.00	$985.39	$11.45	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.54	$11.61	2.30%
R Shares
Actual	$1,000.00	$983.53	$13.77	2.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.18	$13.97	2.77%
C Shares
Actual	$1,000.00	$979.96	$17.32	3.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.57	$17.56	3.49%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

51	ABSOLUTE STRATEGIES FUND

P.O. BOX 588

PORTLAND, MAINE 04112

(888) 992-2765 (TOLL FREE)

(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC

350 Lincoln Street, Suite 216

Hingham, Massachusetts 02043

www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, Maine 04112

(888) 992-2765 (Toll Free)

(888) 99-ABSOLUTE (Toll Free)

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its managements and other information.

212-SAR-0908

AUSTIN GLOBAL EQUITY FUND

SEMI-ANNUAL REPORT

September 30, 2008

(Unaudited)

Austin Investment Management, Inc.

AUSTIN GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

Dear Fellow Shareholder:

The Austin Global Equity Fund (the “Fund”) ended the third quarter of 2008 with a net asset value of $17.35 per share, achieving a six month return through September 30th of -14.78% versus a -16.66% return for the Fund’s benchmark, the MSCI World Index (“MSCI”).1 For a longer term perspective, the Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were -24.52%, 1.34%, 11.00%, and 5.96%, respectively, versus the MSCI returns of -26.05%, 0.75%, 7.32%, and 3.80%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.07%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.75%, which is in effect until July 31, 2009. For the most recent month-end performance, please call (800) 754-8759.

Since our last report in March 2008, massive global de-leveraging has occurred at a breakneck pace, resulting in severe price dislocations in equity markets around the world and a difficult environment for investors. While a global recession is all but certain, its potential duration and severity is unknown. This uncertainty has resulted in furious stock price swings during which 10% daily shifts have frequently been experienced. The actual business value of most companies does not change daily in the large increments suggested by current market volatility. But this does not matter for now. Mutual fund and hedge fund redemptions and forced selling due primarily to the use of borrowed money for investing (which magnifies positive performance in good times, but is a killer in bad times) have created a vicious cycle leading to depressed equity prices. The good is certainly being thrown out with the bad.

The Fund is an unlevered investment vehicle and therefore not exposed to forced fire sales of its investment holdings related to leveraging (borrowing). For the most part the Fund has a knowledgeable, steady base of investors that hold long-term investment views in step with the Fund’s mandate. The Fund’s portfolio of high quality issuers could have been sold in anticipation of a temporary reduction in the market value of the Fund’s portfolio companies and the maelstrom waited out; we had articulated our caution about the possibility of a reversal in the easy credit conditions that fueled the final stages of the bull market. But while the Fund’s portfolio has suffered collateral damage from the credit crises and the generalized markdown in equities, it did not have significant exposure to banks, brokerages or insurance firms with opaque financial statements that have been permanently impaired. We always question our portfolio companies’ ability to withstand difficult economic environments, which we believe they can do. As always, current and future holdings are subject to risk.

Many of the Fund’s current investments and recent additions include necessary businesses in Consumer Staple- and Healthcare-related businesses such as Nestle SA, Johnson & Johnson and Novartis AG. We recently acquired shares of the common stock of French pharmaceuticals company Sanofi-Aventis SA at a very reasonable valuation. Sanofi-Aventis

[1]	The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States. AGEQX returns include operating expenses and reinvested distributions. MSCI World Index and S&P 500 Index returns do not include expenses.

1

AUSTIN GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

has a large and diversified number of product offerings and a good competitive position in developing markets around the world. In addition, the company has a sizable late stage drug development program and a strong balance sheet that should give it an edge in pursuing growth-enhancing acquisitions in an environment in which capital is tight.

The Fund’s investment in Fairfax Financial Holdings, Ltd. has performed relatively well due to investment-related gains realized by its prescient management team and its cautiously positioned investment portfolio. Gains in long-time holding Fording Canadian Coal Trust, the subject of a takeover bid by Canadian mining company Teck Cominco Limited, were harvested during the third quarter as Teck Cominco’s bid afforded a full valuation of Fording’s stock by the market and thereby an attractive opportunity to exit the position. The Fund’s Asian portfolio, which includes Jardine Matheson Holdings, Ltd. and Cheung Kong Holdings, Ltd., remains of very high quality in terms of assets and unencumbered liabilities, and possesses the potential for growth in the coming years. Six months ago these stocks were cheap; today they are beyond bargains with some appearing to be trading below reasonable liquidation values. The accounts of these issuers are transparent (audited by firms such as Deloitte & Touche) and we are comfortable with the corporate governance of these companies. Most are operated by owner-managers such as Li Ka-shing that have sizable personal stakes in their companies’ equity securities, so we are invested alongside them.

The Fund’s position in Tokio Marine Holdings, Inc. was increased while the Fund’s other positions in Japanese insurers were sold, realizing gains. Tokio Marine remains a well capitalized insurance company that has started to make inroads into new markets such as the United States with its recent acquisition of Philadelphia Consolidated Holding Corp. We are encouraged by the prospect of future accretive acquisitions by Tokio Marine in a difficult market when prices are depressed.

After reducing its long-term holding in the common shares of EnCana Corp., the Fund maintains a significant position in this Canadian based large, independent North American oil and gas producer. EnCana’s management has demonstrated an ability to expand production, increase reserves, reconfigure assets, and produce a strong balance sheet. Not long after the Fund reduced its holding in EnCana shares, the stock price declined substantially to a level that is at this writing very attractive to long-term investors. We are opportunistic about the energy industry in general and natural gas in particular. It is a relatively clean fuel and attractively priced vis-à-vis crude oil. We believe EnCana will continue to benefit from the secular growth of the gas and oil business. Consecutive U.S. administrations have avowed efforts to reduce the country’s dependence on foreign sources of petroleum. The need is pressing and suggestive of a promising future for EnCana and companies like it.

The markdown in the value of the Fund’s portfolio is certainly not fun for any of us. But while it is likely that the immediate future will remain challenging, we believe the careful positioning of the portfolio by making rational decisions based on our calculations of long-term values of high quality businesses with staying power will set the stage for substantial future wealth creation. Today’s markedly depressed prices give us the ability to plant the seeds for the Fund’s future growth. However paradoxical it may sound, we are excited about the investment opportunities currently being offered up by the market. As patient, long-term investors, we have invested our capital in the Fund alongside yours and will continue to do so in the coming months, adding to our investments in the Fund during this time of depressed equity prices.

2

AUSTIN GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

Thank you for your investment in the Fund, your continued trust and your patience.

David E. Rappa

Peter A. Vlachos

Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund may invest in small- and mid-cap companies which carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this shareholder letter were those of the Fund managers as of September 30, 2008 and may not reflect their views on the date this shareholder letter is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

3

AUSTIN GLOBAL EQUITY FUND

PORTFOLIO PROFILE

SEPTEMBER 30, 2008

% of Total Investments

% of Total Investments
Financials	36.1%
Consumer Staples	30.3%
Consumer Discretionary	7.6%
Energy	7.6%
Industrials	6.2%
Materials	5.3%
Information Technology	1.3%
Utilities	1.2%
Telecommunication Services	0.4%
Foreign Bonds	0.7%
Short-Term Investments	3.3%

100.0%

See Notes to Financial Statements.

4

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value

Common Stock — 93.9%

	Argentina — 0.3%
15,000	Cresud SA, ADR	$157,500

	Belgium — 3.0%
17,000	Nationale A Portefeuille	1,112,866
38,309	RHJ International(a)	346,240

		1,459,106

	Brazil — 0.4%
42,745	Bovespa Holding SA(a)	188,241

	Canada — 11.6%
38,700	Brookfield Asset Management, Inc., Class A	1,061,928
65,000	Canfor Corp.(a)	498,379
26,000	EnCana Corp.	1,708,980
5,000	Fairfax Financial Holdings, Ltd.	1,622,550
18,000	Suncor Energy, Inc.	760,860

		5,652,697

	France — 3.4%
5,250	Eurazeo	436,805
2,000	L’Oreal SA	194,980
28,200	Sanofi-Aventis SA, ADR	926,934
1,000	Schneider Electric SA	84,813

		1,643,532

	Germany — 0.7%
3,500	Deutsche Boerse AG	318,501

	Greece — 0.2%
76,000	Sciens International Investments and Holdings SA	73,825

Shares	Security Description	Value

	Hong Kong — 13.2%
160,000	Cheung Kong Holdings, Ltd.	$1,777,240
26,000	Guoco Group, Ltd.	217,647
175,000	Hang Lung Properties, Ltd.	402,970
200,000	Henderson Land Development Co., Ltd.	875,741
80,000	Hutchison Whampoa, Ltd.	605,807
60,172	Jardine Matheson Holdings, Ltd.	1,564,472
2,000	Orient Overseas International, Ltd.	5,028
250,000	Swire Pacific, Ltd., Class B	428,212
293,000	Wheelock & Co., Ltd.	526,014

		6,403,131

	Japan — 9.1%
255	Japan Tobacco, Inc.	944,666
1,000	Keyence Corp.	195,571
200,000	Nippon Sheet Glass Co., Ltd.	1,006,065
40,000	Tokio Marine Holdings, Inc.	1,406,610
35,000	Toyota Industries Corp.	863,852

		4,416,764

	Jordan — 1.1%
19,995	Arab Bank	554,554

	Malaysia — 1.1%
350,000	Genting Bhd	533,769

	Mexico — 3.0%
10,000	Cemex SAB de CV, ADR(a)	172,200
150,000	Embotelladoras Arca SAB de CV	445,755
22,300	Fomento Economico Mexicano SAB de CV, ADR	850,522

		1,468,477

See Notes to Financial Statements.

5

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value

	Netherlands — 3.8%
24,000	Chicago Bridge & Iron Co. NV	$461,760
35,000	Heineken Holding NV	1,361,413

		1,823,173

	Norway — 0.4%
9,300	Farstad Shipping ASA	186,793

	Russia — 1.0%
15,000	Gazprom OAO, ADR	470,250

	Sweden — 2.3%
62,000	Investor AB, Class A	1,094,702

	Switzerland — 10.5%
17,000	Compagnie Financiere Richemont SA, Class A	739,459
47,000	Nestle SA	2,015,122
33,000	Novartis AG	1,718,689
7,507	Pargesa Holding SA	638,382

		5,111,652

	Taiwan — 0.4%
2,235,000	Hotung Investment Holdings, Ltd.	173,213

	United Kingdom — 4.3%
41,000	Anglo American PLC, ADR	685,930
7,170	Brit Insurance Holdings PLC	22,945
15,000	Diageo PLC, ADR	1,032,900
1,400	Rio Tinto PLC, ADR	349,300

		2,091,075

Shares	Security Description	Value

	United States — 24.1%
40,000	Applied Materials, Inc.	$605,200
8,000	Bank of New York Mellon Corp.	260,640
7,000	Burlington Northern Santa Fe Corp.	647,010
42,400	Calpine Corp.(a)	551,200
14,000	Covidien, Ltd.	752,640
22,000	Johnson & Johnson	1,524,160
5,000	Leucadia National Corp.	227,200
20,000	Nasdaq OMX Group(a)	611,400
24,300	Newmont Mining Corp.	941,868
15,000	News Corp., Class A	179,850
34,000	Philip Morris International, Inc.	1,635,400
30,000	Schering-Plough Corp.	554,100
30,000	Spectra Energy Corp.	714,000
8,000	St. Joe Co.(a)	312,720
11,200	Tejon Ranch Co.(a)	416,080
3,000	United Parcel Service, Inc., Class B	188,670
50,000	U.S. Gold Corp.(a)	66,000
10,000	Wal-Mart Stores, Inc.	598,900
16,000	WellPoint Inc.(a)	748,320
2,000	Wynn Resorts, Ltd.(a)	163,280

		11,698,638

Total Common Stock (Cost $47,508,724)		45,519,593

See Notes to Financial Statements.

6

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Rate	Maturity	Value

Corporate Bond — 0.3%
250,000	GMAC, LLC (Cost $193,583)	7.25%	03/02/11	$118,298

Exchange Traded Fund — 0.4%
2,000	UltraShort Financials ProShares (Cost $270,001)			201,780

Foreign Treasury Securities — 0.7%

	United Kingdom — 0.7%
200,000	United Kingdom Treasury Bond (Cost $368,078)	4.00%	03/07/09	356,250

Preferred Stock — 0.3%

	United States — 0.3%
3,650	Tri-Continental Corp., 0.63% (Cost $162,258)			148,446

Short-Term Investments — 3.3%

Money Market Fund — 3.3%
1,600,947	CitiSM Institutional Trust Liquid Reserves, Class A, 2.72% (Cost $1,600,947)			1,600,947

Total Investments — 98.9% (Cost $50,103,591)*				$47,945,314

Other Asset and Liabilities, Net — 1.1%				532,736

NET ASSETS—100.0%				$48,478,050

ADR    American Depositary Receipt

PLC Public	Limited Company

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation depreciation) consists of:

Gross Unrealized Appreciation	$3,723,303
Gross Unrealized Depreciation	(5,881,580)

Net Unrealized Appreciation (Depreciation)	$(2,158,277)

See Notes to Financial Statements.

7

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical assets

Level 2 —	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$47,945,314	$124,753
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total Investments	$47,945,314	$124,753

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 03/31/2008	$606,140
Accrued Accretion/(Amortization)	—
Change in Unrealized Appreciation/(Depreciation)	(191,277)
Net Purchase/(Sales)	(414,863)
Transfers In/(Out)	—

Balance as of 09/30/08	$—

See Notes to Financial Statements.

8

AUSTIN GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

ASSETS
Total investments, at value (Cost $50,103,591)	$47,945,314
Unrealized gain on forward foreign currency contracts	124,753
Cash	201,234
Receivables:
Investment securities sold	682,356
Interest and dividends	197,771
Prepaid expense	6,617

Total Assets	49,158,045

LIABILITIES
Payables:
Due to Custodian	246,815
Investment securities purchased	368,009
Fund shares redeemed	2,632
Accrued liabilities:
Investment adviser fees	44,887
Compliance services fees	2,739
Other expenses	14,913

Total Liabilities	679,995

NET ASSETS	$48,478,050

COMPONENTS OF NET ASSETS
Paid-in capital	$49,970,534
Accumulated undistributed (distributions in excess of) net investment income	(2,946,628)
Net realized gain (loss)	3,483,230
Unrealized appreciation (depreciation)	(2,029,086)

NET ASSETS	$48,478,050

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Based on net assets of $48,478,050 and 2,794,573 shares outstanding (unlimited shares authorized)	$17.35

See Notes to Financial Statements.

9

AUSTIN GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2008

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $67,424)	$734,473
Interest income	9,646

Total Investment Income	744,119

EXPENSES
Investment adviser fees	422,295
Administrator fees	69,018
Transfer agent fees	5,760
Custodian fees	20,554
Accountant fees	6,129
Registration fees	9,621
Professional fees	28,504
Trustees’ fees and expenses	753
Compliance services fees	16,875
Miscellaneous expenses	16,023

Total Expenses	595,532
Fees waived and/or reimbursed	(102,854)

Net Expenses	492,678

NET INVESTMENT INCOME (LOSS)	251,441

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,691,275
Foreign currency transactions	(174,868)

Net Realized Gain (Loss)	2,516,407

Net change in unrealized appreciation (depreciation) on:
Investments	(11,543,237)
Foreign currency translations	386,011

Net Change in Unrealized Appreciation (Depreciation)	(11,157,226)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,640,819)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(8,389,378)

See Notes to Financial Statements.

10

AUSTIN GLOBAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2008	Year Ended March 31, 2008
OPERATIONS
Net investment income (loss)	$251,441	$172,603
Net realized gain (loss)	2,516,407	2,807,888
Net change in unrealized appreciation (depreciation)	(11,157,226)	(5,032,700)

Increase (Decrease) in Net Assets from Operations	(8,389,378)	(2,052,209)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(1,378,823)
Net realized gain on investments sold	—	(3,334,374)

Total Distributions to Shareholders	—	(4,713,197)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,014,462	6,469,506
Reinvestment of distributions	—	4,709,037
Redemption of shares	(583,619)	(3,258,749)
Redemption fees	—	1,815

Increase (Decrease) from Capital Share Transactions	1,430,843	7,921,609

Increase (Decrease) in Net Assets	(6,958,535)	1,156,203
NET ASSETS
Beginning of period	55,436,585	54,280,382

End of period(a)	$48,478,050	$55,436,585

SHARE TRANSACTIONS
Sale of shares	96,863	285,837
Reinvestment of distributions	—	205,303
Redemption of shares	(28,159)	(147,785)

Increase (Decrease) in Shares	68,704	343,355

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$(2,946,628)	$(3,198,069)

See Notes to Financial Statements.

11

AUSTIN GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended September 30, 2008	Years Ended March 31,
		2008	2007	2006	2005		2004
NET ASSET VALUE, Beginning of Year	$20.34	$22.78	$21.97	$19.15	$16.48		$10.59

INVESTMENT OPERATIONS
Net investment income (loss)	0.09 (a)	0.07 (a)	0.11 (a)	0.10 (a)	(0.13)		(0.08)
Net realized and unrealized gain (loss)	(3.08)	(0.64)	2.69	4.17	2.95		5.92

Total from Investment Operations	(2.99)	(0.57)	2.80	4.27	2.82		5.84

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income (loss)	—	(0.53)	(0.46)	(0.49)	(0.15)		—
Net realized gain (loss)	—	(1.34)	(1.53)	(0.96)	—		—

Total Distributions to Shareholders	—	(1.87)	(1.99)	(1.45)	(0.15)		—

Redemption fee(a)	—	— (b)	— (b)	— (b)	—	(b)	0.05

NET ASSET VALUE, End of Year	$17.35	$20.34	$22.78	$21.97	$19.15		$16.48

TOTAL RETURN(c)	(14.78)%	(3.32)%	13.22%	23.10%	17.13	%(d)	55.62	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$48,478	$55,437	$54,280	$40,215	$30,965		$26,617
Ratios to Average Net Assets(f):
Net investment income (loss)	0.53%	0.29%	0.49%	0.47%	(0.76)%		(0.65)%
Net expenses	1.75%	1.75%	1.90%	2.41%	2.51%		2.55%
Gross expenses(g)	2.11%	2.07%	2.28%	2.43%	2.52%		2.55%
PORTFOLIO TURNOVER RATE(c)	30%	51%	26%	56%	85%		72%

(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Not annualized for periods less than one year.
(d)	The Fund’s total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund’s nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund’s ending net asset value per share, total return for the year ended March 31, 2005, would have been 17.06%.
(e)	The Fund’s total return calculation includes proceeds received on November 26, 2003, from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended March 31, 2004, would have been 54.20%. The Fund’s total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund’s nonfundamental investment policies. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended March 31, 2004, would have been 55.43%.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

12

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Note 1. Organization

The Austin Global Equity Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of September 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993. The Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation — Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Securities Transactions, Investment Income and Realized Gain and Loss — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency — Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

13

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FAS 1019 (“FIN 48”) on April 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended March 31, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation — The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees — A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements — In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

14

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser — Austin Investment Management, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser, Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers — As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the nest $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period April 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008 as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period April 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

Note 4. Waiver of Fees

The Adviser has contractually agreed to waive a portion of its fee to limit total annual operating expenses to 1.75% of average daily net assets through July 31, 2009. For the six months ended September 30, 2008, fees waived were $102,854.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended September 30, 2008, were $17,742,255 and $16,450,188 respectively.

15

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Note 6. Currency Contracts

Contracts to Purchase/(Sell)	Settlement Date	Settlement Value	Market Value at 09/30/08	Net Unrealized Appreciation (Depreciation)
(500,000) EUR	12/22/08	$(715,200)	$(706,226)	$8,974
(655,008) EUR	06/02/09	(1,000,000)	(922,502)	77,498
(328,407) EUR	06/02/09	(500,000)	(462,523)	37,477
(133,066) NOK	10/01/08	(23,455)	(22,651)	804

EUR  European Union Euro

NOK Norwegian Krone

Note 7. Federal Income Tax and Investment Transactions

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,034,277
Unrealized Appreciation (Depreciation)	6,961,684
Capital and Other Losses	(1,099,069)

Total	$6,896,892

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings and wash sales.

For tax purposes, the current year post-October currency loss was $1,099,069. This loss was recognized for tax purposes on the first business day of the Fund’s next year.

Note 8. Other Information

On September 30, 2008, two shareholders held approximately 97% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

16

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Investment Advisory Agreement Approval

At the June 17, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

In connection with a presentation by representatives of the Adviser the Board considered the Adviser’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s financial statements, noting the Adviser’s representation that the firm was financially stable. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

Costs of Services and Profitability

The Board reviewed information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s representation that it does not formally allocate costs between the Fund and the Adviser’s separate accounts, but that the Adviser believes that the Fund is less profitable to the Adviser than its separate accounts. The Board reviewed the Adviser’s pro-rata financial information and noted that the figures did not take into account any one-time costs or depreciation expenses. The Board discussed the Adviser’s assessment that the Fund’s impact on compensation paid to ownership employees was minimal and that the Fund’s operations generated no net gain or loss for 2007. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s advisory fee rate and total expenses with respect to the Fund were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board noted the Adviser’s proposal to maintain an expense cap arrangement for the Fund to limit the Fund’s total annual operating expenses to 1.75% of the average daily net assets of the Fund for an additional two years.

17

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

The Board also noted that the Adviser charges fee rates for its separately managed accounts that are consistent with its advisory fee rate charged to the Fund. The Board acknowledged the difficulty of drawing comparisons against other funds’ expense ratios because of variations in the services provided by the Adviser and those provided by advisers to other funds. The Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable under the circumstances.

Performance

The Board considered the Adviser’s representation that it would continue to provide quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2008, ranking the Fund in the top quartile for the five-year period as compared to its Lipper Inc. peer group. Based on this review, the Board determined that the Fund’s performance was acceptable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of breakpoints at least in the coming year.

Other Benefits

The Board noted that the Adviser represented that the benefits realized as a result of a relationship with the Fund were limited to soft dollars generated and allocated to research services and proprietary research. The Board reviewed the list of the benefit amounts and concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded in the exercise of its reasonable business judgment that, in the context of all factors considered, renewing the Advisory Agreement between the Fund and the Adviser was in the best interest of Fund shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 754-8759 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 754-8759 and on the SEC’s website at www.sec.gov.

18

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Actual	$1,000.00	$852.16	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

19

FOR MORE INFORMATION

Investment Adviser

Austin Investment Management, Inc.

520 Madison Avenue, 28th Floor

New York, New York 10022

www.austininvest.com

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foresides.com

Austin Global Equity Fund

P.O. Box 588

Portland, ME 04112

(800) 754-8759

www.austininvest.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

229-SAR-0908

HARD CURRENCY FUND

ASIAN CURRENCY FUND

SEMI-ANNUAL REPORT (UNAUDITED)	SEPTEMBER 30, 2008

1

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

Dear Shareholder,

We are pleased to bring you the Merk Hard Currency Fund and Merk Asian Currency Fund (individually, a “Fund” and, collectively, the “Funds”) semi-annual report for the six-month period ended September 30, 2008.

The Funds’ objective is to seek to protect against the depreciation of the U.S. dollar relative to other currencies.

The Merk Hard Currency Fund

Merk Hard Currency Fund Investor Class shares posted a return of -8.42% for the six-month period ended September 30, 2008 (“reference period”). In comparison, the J.P. Morgan Global 3-Month Cash Index (“reference basket”) decreased -7.80% during the reference period. As of September 30, 2008, the Fund had a 1-year return of 0.61% as well as an annualized return of 6.30% since inception on May 10, 2005; this compares to a 1-year return of 1.74% as well as an annualized return of 5.44% since May 10, 2005 for the reference basket. The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfund.com for the most recent month end performance. The Fund’s expense ratio is 1.30%.

The results are not directly comparable, as the Fund does not try to match the composition of the reference basket. A notable difference in the composition of the reference basket and the Fund is the inclusion of exposure to the price of gold in the Fund. The Fund’s performance is foremost influenced by changes in exchange rates of currencies the Fund has exposure to. The Fund had its largest exposure with 36.5% of net assets on September 30, 2008, to the euro, which fell by -10.90% from 1.5804 to 1.4082 versus the U.S. dollar during the reference period. The Fund had a 20.0% exposure to the Canadian dollar, which fell by -3.06% from 0.9735 to 0.9437 versus the U.S. dollar during the reference period. The Fund had a 16.7% exposure to the Swiss Franc, which fell by -11.33% versus the U.S. dollar from 1.0078 to 0.8936 during the reference period. The Fund had its fourth largest exposure with 10.0% to the price of gold, which fell by -5.05% from $924.30 per troy ounce to $877.64 per troy ounce during the reference period.*

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. To give you an indication of the evolution of the Fund’s currency exposure, the Fund’s top exposure on March 31, 2008 was to the euro with 39.1%; to the Canadian dollar with 16.9%; to the Swiss Franc with 15.8% and to gold with 7.7%.

The Fund seeks exposure to gold, as it is the only currency with intrinsic value, and as such is the ultimate “hard currency.” Tax rules limit the amount of gross income a mutual fund may derive from commodities such as gold, so that during periods of prolonged out-performance of gold versus other Fund securities, the Fund may adjust its gold holdings to comply with applicable rules.

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in “hard currency” denominated investments. In this context, we do not rule out adding select Asian currency exposure for diversification purposes, even if the currencies do not fully meet our standards for sound monetary policy.

The Merk Asian Currency Fund

Merk Asian Currency Fund Investor Class shares posted a cumulative return of -4.30% since inception on April 1, 2008 through September 30, 2008 (“reference period”).

The Fund’s performance is foremost influenced by changes in exchange rates of currencies the Fund has exposure to. The Fund had its largest exposure with 45.1% of net assets on September 30, 2008, to the Chinese Renminbi, which rose by 2.45% from 7.0135 to 6.8461 versus the U.S. dollar during the reference period. The Fund had an 11.3% exposure to the Singapore dollar, which fell by -3.84% from 1.3785 to 1.4336 versus the U.S. dollar during the reference period. The Fund had a 9.1% exposure to the Taiwan dollar, which fell by -5.96% versus the U.S. dollar from 30.2575 to 32.1745 during the reference period.*

Under normal market conditions, the Merk Asian Currency Fund invests at least 80% of the value of its net assets in securities or instruments that provide exposure to Asian currencies. The Fund normally invests in high-quality, short-term money market instruments denominated in Asian currencies or a combination of U.S. dollar denominated securities and forward currency contracts. Currency allocations may be adapted as monetary policies and economic environments evolve.

Market Analysis and Insights

Back in 2003, we were publicly discussing major inflationary and deflationary forces that, in our analysis, would weigh on the markets for years to come (please visit www.merkfund.com to read our Merk Insights archive). By 2004, it was clear to us that fiscal and monetary policies had planted the seeds that may pose structural risks to the U.S. dollar. We decided to re-engineer our company to allow investors to diversify their portfolios by adding a hard currency component. The Merk Hard Currency Fund (MERKX) was launched in 2005 as a no-load mutual fund as a pure play on hard currencies. As pressures mounted in Asia to revalue their currencies, we launched the Merk Asian Currency Fund on April 1st this year.

The current crisis in the financial markets is an important milestone on how the adjustment process may play out. Until early 2007, it is our analysis that credit was easily available to just about everyone, from those using their homes as Automated Teller Machines

2

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

(ATMs), to banks, to hedge funds, to private equity investors. Alarm bells should have gone off at central banks when asset prices ranging from stocks to bonds to real estate were rising in tandem; unless accompanied by growth in real wages, such a broad based rise in asset prices is likely associated with investors taking out more leverage. The key to this boom was remarkably low volatility where risk managers at financial institutions allowed their firms to take on more leverage because of a perceived lack of risk. In 2007, as risk was priced back into the markets, volatility started to rise. Volatility is the enemy of leverage, causing all those with leverage to pare back their exposure. Those who couldn’t, such as Bear Stearns with illiquid collateral, were the first ones to run into difficulty.

A major challenge for central banks is how to respond to such a crisis. Because it was the market that took out the leverage, it is the market that seeks a contraction now. Central banks, in our assessment, lost control of the money supply and are now in a difficult situation in their attempts to stem against the tide; indeed, we may all be best served if the markets were allowed to find an equilibrium. However, that would include lower home prices in the U.S., which could trigger another wave of downward adjustments in the value of loan portfolios held at financial institutions.

As of the writing of this shareholder letter on October 13, 2008, it looks like efforts around the globe to stabilize financial institutions are succeeding. A chaotic meltdown of the global financial system may have been avoided. But in due course we believe the markets will realize that that’s about it. We may now see the market find ways for an orderly adjustment of market prices. These market forces may include further weakness in housing; further problems in the automotive sector; financial problems on the state and municipal level as well as more problems with consumer spending. We believe the markets are in denial about the consumer just as the markets were in denial about housing two years ago.

If one takes this a step further, a likely next step for policy makers is to try to boost economic growth. While talk that the next administration would see a $1 trillion deficit was shrugged off just a few months ago, reputable analysts are now suggesting that the 2009 budget deficit could be close to $2 trillion, or 12.5 percent of gross domestic product.

From the Fed’s perspective, if the Fed cannot prevent home prices from adjusting downward, they may be tempted to pursue a policy that the relative prices of homes do not fall. Differently said, the Fed may have an incentive to create inflation so that home prices, on a relative basis, are no longer as expensive.

Such policies, if implemented, resemble Japan’s attempts at stabilizing its economy in the 1990s after the bursting of their own housing and asset bubbles. Japan, however, has very few foreign creditors. Because the U.S. is heavily dependent on foreigners to finance its deficits, the hands of U.S. policy makers may be tied. Just as the markets bullied Congress in passing the $700 billion bailout package, the markets may tell policy makers to be more prudent with taxpayer money. Substantially higher borrowing costs for the U.S. government imposed by the market, or a substantially weaker U.S. dollar may impose such discipline. Such discipline could lead to substantial spending cuts and a deep recession; if this indeed does happen, support for the U.S. dollar could be found. However, there can be no assurance that such discipline will prevail. It is in this context that investors may want to consider whether continued diversification into the Merk Hard and Asian Currency Funds is an appropriate way to diversify their portfolios.

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfund.com.

Sincerely,

Axel G. Merk

The views in this report were those of the Fund manager as of October 13, 2008 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The J.P. Morgan Global 3-Month Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the J.P. Morgan Global 3-Month Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan Index to track general bond market performance.

* Source for exchange rates listed in this letter: www.xe.com/ict.

3

PERFORMANCE CHART & ANALYSIS

SEPTEMBER 30, 2008

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the J.P. Morgan Global 3-Month Cash Index, since inception. The J.P. Morgan Global 3-Month Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. The Fund’s performance represents past performance and is no guarantee of future results. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance, please call (866) 637-5386.

A performance chart is not presented for Merk Asian Currency Fund, as the fund has been operational for less than one year.

Merk Hard Currency Fund vs. J.P. Morgan Global 3-Month Cash Index

Investment Value on 9/30/08:
Merk Hard Currency Fund	$12,303
J.P. Morgan Global 3-Month Global Cash Index	$11,968

Average Annual Total Return as of 9/30/08:	One Year	Since Inception (5/10/05)
Merk Hard Currency Fund	0.61%	6.30%
J.P. Morgan Global 3-Month Global Cash Index	1.74%	5.44%

Average Annual Total Return as of 9/30/08:	Since Inception (4/01/08)
Merk Asian Currency Fund	(4.30%	)

4

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 27.3%

Non-US Government - Finland - 3.9%
9,000,000	Finland Government Bond	EUR	5.00%	04/25/09	$12,736,063

Non-US Government - Germany - 10.7%
15,000,000	Bundesobligation Series 143	EUR	3.50	10/10/08	21,111,321
10,000,000	Bundesschatzanweisungen Series 1	EUR	3.75	03/13/09	14,114,353

					35,225,674

Regional Authority - Canada - 8.1%
14,000,000	Province of British Columbia	CAD	5.70	06/01/09	13,396,984
14,000,000	Province of Manitoba Series MTN	CAD	4.35	06/15/09	13,286,352

					26,683,336

Sovereign - 4.6%
4,100,000	Kommunekredit Series EMTN	CHF	3.00	11/19/08	3,648,664
5,000,000	Oesterreichische Kontrollbank	CHF	1.75	03/09/09	4,427,366
9,000,000	Western Australia Treasury Series 08	AUD	5.50	10/15/08	7,107,402

					15,183,432

Total Foreign Bonds (Cost $96,369,897)					89,828,505

Foreign Treasury Securities - 48.9%

Non-US Government - Belgium - 4.1.%
2,600,000	Belgium Treasury Bill (a)	EUR	4.22	10/16/08	3,653,691
7,000,000	Belgium Treasury Bill (a)	EUR	4.22	01/15/09	9,757,968

					13,411,659

Non-US Government - Canada - 8.3%
29,000,000	Canadian Treasury Bill (a)	CAD	1.43-2.90	12/11/08	27,150,594

Non-US Government - France - 4.3%
6,000,000	France Treasury Bill (a)	EUR	4.20	10/16/08	8,431,426
4,000,000	France Treasury Bill (a)	EUR	4.18	10/23/08	5,616,318

					14,047,744

Non-US Government - Germany - 6.8%
16,000,000	German Treasury Bill Series 0408 (a)	EUR	4.12	10/15/08	22,488,303

Non-US Government - Netherlands - 4.3%
4,000,000	Dutch Treasury Certificate (a)	EUR	4.00-4.20	10/31/08	5,611,341
6,000,000	Dutch Treasury Certificate (a)	EUR	4.28	11/28/08	8,396,067

					14,007,408

Non-US Government - New Zealand - 1.3%
6,600,000	New Zealand Treasury Bill (a)	NZD	7.43	10/15/08	4,404,554

Non-US Government - Norway - 4.1%
80,000,000	Norway Treasury Bill (a)	NOK	5.75	12/17/08	13,474,157

Non-US Government - Sweden - 4.1%
12,000,000	Sweden Treasury Bill (a)	SEK	4.19	10/15/08	1,730,301
83,000,000	Sweden Treasury Bill (a)	SEK	4.20	12/17/08	11,879,269

					13,609,570

See Notes to Financial Statements	5

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Non-US Government - Switzerland - 9.5%
20,000,000	Switzerland Treasury Bill Series 3972 (a)	CHF	1.41%	11/06/08	$17,764,047
15,000,000	Switzerland Treasury Bill Series 3978 (a)(b)	CHF	0.93	12/18/08	13,314,062

					31,078,109

Non-US Government - United Kingdom - 2.1%
4,000,000	United Kingdom Treasury Bill (a)	GBP	4.19	12/29/08	7,031,620

Total Foreign Treasury Securities (Cost $174,191,496)					160,703,718

US Treasury Bills - 0.1%

US Government
350,000	U.S. Treasury Bill (a) (Cost $349,818)	USD	0.20	01/02/09	349,204

Shares

Exchange Traded Fund - 8.9%
342,400	streetTRACKS Gold Trust (Cost $28,992,083)				29,127,968

Time Deposits - 1.9%
4,310,570	Euro Time Deposit (Cost $5,899,513)	EUR	4.20	10/08/08	6,068,422

Total Investments - 87.1% Cost ($305,802,807)*					$286,077,817

Foreign Currencies - 17.4%:
Australian Dollar - 1.4%	4,568,356
British Sterling Pound - 2.5%	8,095,935
Canadian Dollar - 2.4%	7,809,152
Euro - 5.8%	18,922,257
New Zealand Dollar - 0.0%	42,052
Norwegian Krone - 0.6%	2,091,320
Swedish Krona - 0.0%	113,998
Swiss Franc - 4.7%	15,423,826

Total Foreign Currencies (Cost $58,247,317)	57,066,896

Other Assets and Liabilities, Net - (4.5)%	(14,611,284)

NET ASSETS - 100.0%	$328,533,429

(a)	Rates shown are annualized yields at time of purchase.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the end of the period, the value of these securities amounted to $13,314,062 or 4.05% of net assets.

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Sterling Pound
NOK	Norwegian Krona
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
EMTN	European Medium Term Note
MTN	Medium Term Note

See Notes to Financial Statements	6

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

At September 30, 2008, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
42	Gold 100 Oz. Future	December 31, 2008	$3,699,360	($223,860)

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$375,233
Gross Unrealized Depreciation	(20,100,223)

Net Unrealized Appreciation (Depreciation)	($19,724,990)

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments *
Level 1 – Quoted Prices	$35,196,390	$(223,860)
Level 2 – Other Significant Observable Inputs	237,567,365	-
Level 3 – Significant Unobservable Inputs	13,314,062	-

Total Investments	$286,077,817	$(223,860)

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of March 31, 2008	$15,040,486
Accrued Accretion/(Amortization)	4,580
Change in Unrealized Appreciation/(Depreciation)	(138,600)
Net Purchase/(Sales)	(1,592,404)
Transfers In/(Out)	-

Balance as of September 30, 2008	$13,314,062

PORTFOLIO HOLDINGS

% of Total Investments and Foreign Currencies

Foreign Bonds	26.2%
Treasury Securities	46.9%
Exchange Traded Fund	8.5%
Time Deposits	1.8%
Foreign Currencies	16.6%

Total	100.0%

See Notes to Financial Statements	7

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Principal	Security Description	Rate	Maturity	Value in USD

US Treasury Bills (a) - 97.7%
7,000,000	U.S. Treasury Bill	1.61%	10/16/08	$6,995,011
7,000,000	U.S. Treasury Bill	1.60	11/20/08	6,985,375
7,000,000	U.S. Treasury Bill	2.28	12/26/08	6,989,045
7,500,000	U.S. Treasury Bill	1.70	01/29/09	7,476,450
14,000,000	U.S. Treasury Bill	1.94	02/26/09	13,930,938

Total US Treasury Bills (Cost $42,289,144)				42,376,819

Total Investments - 97.7% Cost ($42,289,144)*				$42,376,819

Net Unrealized Loss on Forward Currency Contracts - (2.3)%				(1,006,539)

Other Assets and Liabilities, Net - 4.6%				2,000,032

NET ASSETS - 100.0%				$43,370,312

(a)	Rates shown are annualized yields at time of purchase.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$87,997
Gross Unrealized Depreciation	(322)

Net Unrealized Appreciation (Depreciation)	$87,675

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$42,376,819	$(1,006,539)
Level 2 – Other Significant Observable Inputs	-	-
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$42,376,819	$(1,006,539)

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

PORTFOLIO HOLDINGS

% of Total Investments

U.S. Treasury Bills	100%

See Notes to Financial Statements	8

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

	Merk Hard Currency Fund	Merk Asian Currency Fund
ASSETS
Total investments, at value (Cost $305,802,807 and $42,289,144, respectively)	$286,077,817	$42,376,819
Foreign currency (Cost $58,247,317 and $0, respectively)	57,066,896	-
Cash	663,815	1,313,198
Unrealized gain on forward currency contracts	-	35,319
Deposits with brokers for margin on futures contracts	489,450	-
Receivables:
Fund shares sold	5,026,643	934,550
Investment securities sold	7,486,681	874,259
Interest and dividends	2,531,730	1,788
Other assets	21,703	-

Total Assets	359,364,735	45,535,933

LIABILITIES
Unrealized loss on forward currency contracts	-	1,041,858
Payables:
Investment securities purchased	28,675,620	874,260
Fund shares redeemed	1,505,935	211,894
Variation margin	57,120	-
Other payables	293,613	-
Accrued liabilities:
Investment adviser fees	233,831	27,410
Distribution fees	65,187	8,768
Other expenses	-	1,431

Total Liabilities	30,831,306	2,165,621

NET ASSETS	$328,533,429	$43,370,312

COMPONENTS OF NET ASSETS
Paid-in capital	$349,150,969	$45,382,140
Accumulated undistributed (distributions in excess of) net investment income	1,965,572	81,424
Net realized gain (loss)	(1,786,421)	(1,174,388)
Unrealized appreciation (depreciation)	(20,796,691)	(918,864)

NET ASSETS	$328,533,429	$43,370,312

SHARES OF BENEFICIAL INTEREST (unlimited shares authorized)	29,879,548	4,529,773

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.00	$9.57

See Notes to Financial Statements	9

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2008

	Merk Hard Currency Fund	Merk Asian Currency Fund
INVESTMENT INCOME
Interest income (net foreign withholding taxes of $66,118 and $0, respectively)	$5,996,827	$311,446

EXPENSES
Investment adviser fees	1,843,409	176,940
Transfer agency fees	92,169	8,847
Distribution fees	460,853	44,235
Trustees’ fees and expenses	3,273	270

Total Expenses	2,399,704	230,292
Fees waived or reimbursed	(3,273)	(270)

Net Expenses	2,396,431	230,022

NET INVESTMENT INCOME (LOSS)	3,600,396	81,424

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	963,266	266
Futures	(115,904)	-
Foreign currency transactions	(4,906,130)	(1,174,654)

Net Realized Gain (Loss)	(4,058,768)	(1,174,388)

Net change in unrealized appreciation (depreciation) on:
Investments	(34,816,090)	87,675
Futures	(223,860)	-
Foreign currency translations	(1,445,904)	(1,006,539)

Net Change in Unrealized Appreciation (Depreciation)	(36,485,854)	(918,864)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(40,544,622)	(2,093,252)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(36,944,226)	$(2,011,828)

See Notes to Financial Statements	10

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund		Merk Asian Currency Fund
		Shares		Shares
NET ASSETS MARCH 31, 2007	$75,449,075		$-

OPERATIONS
Net investment income (loss)	4,459,427		-
Net realized gain (loss)	17,368,549		-
Net change in unrealized appreciation (depreciation) on investments	14,363,142		-

Increase (Decrease) in Net Assets Resulting from Operations	36,191,118		-

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(16,258,100)		-
Net realized gain on investments	(662,137)		-

Total Distributions to Shareholders	(16,920,237)

CAPITAL SHARE TRANSACTIONS
Sale of shares	429,736,423	36,486,417	-	-
Reinvestment of distributions	16,072,772	1,362,756	-	-
Redemption of shares	(137,713,220)	(11,770,844)	-	-

Increase (Decrease) from Capital Share Transactions	308,095,975	26,078,329	-	-

Increase (Decrease) in Net Assets	327,366,856		-

NET ASSETS MARCH 31, 2008 (Including line (a))	$402,815,931		$-

OPERATIONS
Net investment income (loss)	3,600,396		81,424
Net realized gain (loss)	(4,058,768)		(1,174,388)
Net change in unrealized appreciation (depreciation) on investments	(36,485,854)		(918,864)

Increase (Decrease) in Net Assets Resulting from Operations	(36,944,226)		(2,011,828)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(4,527,764)		-
Net realized gain on investments	-		-

Total Distributions to Shareholders	(4,527,764)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	234,762,386	19,712,527	62,705,098	6,287,573
Reinvestment of distributions	4,311,711	356,340	-	-
Redemption of shares	(271,884,609)	(23,303,822)	(17,322,958)	(1,757,800)

Increase (Decrease) from Capital Share Transactions	(32,810,512)	(3,234,955)	45,382,140	4,529,773

Increase (Decrease) in Net Assets	(74,282,502)		43,370,312

NET ASSETS SEPTEMBER 30, 2008 (Including line (b))	$328,533,429		$43,370,312

(a) Accumulated undistributed (distributions in excess of) net investment income March 31, 2008	$2,892,940		$-

(b) Accumulated undistributed (distributions in excess of) net investment income, September 30, 2008	$1,965,572		$81,424

See Notes to Financial Statements	11

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Year Ended March 31, 2007		May 10, 2005 (a) through March 31, 2006

MERK HARD CURRENCY FUND

NET ASSET VALUE, Beginning of Period	$12.16	$10.72	$9.95		$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.12	0.28	0.20		0.09
Net realized and unrealized gain (loss)	(1.13)	1.92	0.93		(0.13	)(c)

Total from Investment Operations	(1.01)	2.20	1.13		(0.04)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)	(0.73)	(0.36)		-
Net realized gain	-	(0.03)	-	(d)	(0.01)

NET ASSET VALUE, End of Period	$11.00	$12.16	$10.72		$9.95

TOTAL RETURN (e)	(8.42)%	21.02%	11.45%		(0.40)%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$328,533	$402,816	$75,449		$10,643
Ratios to Average Net Assets (f):
Net Expenses	1.30%	1.30%	1.30%		1.30%
Gross Expenses (g)	1.30%	1.31%	1.31%		1.31%
Net investment income (loss)	1.95%	2.40%	1.93%		1.04%

PORTFOLIO TURNOVER RATE (e)	0%	51%	29%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements	12

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

April 1, 2008 (a) through September 30, 2008

MERK ASIAN CURRENCY FUND

NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.02
Net realized and unrealized gain (loss)	(0.45)

Total from Investment Operations	(0.43)

NET ASSET VALUE, End of Period	$9.57

TOTAL RETURN (c)	(4.30)%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$43,370
Ratios to Average Net Assets (d):
Net Expenses	1.30%
Gross Expenses (e)	1.30%
Net investment income (loss)	0.46%

PORTFOLIO TURNOVER RATE (c)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements	13

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

NOTE 1.  Organization

The Merk Hard Currency Fund and Merk Asian Currency Fund (individually, a “Fund” and, collectively, the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of September 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers the Investor Shares. The Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. The Merk Asian Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. The Merk Hard Currency Fund commenced operations on May 10, 2005. The Merk Asian Currency Fund commenced operations on April 1, 2008.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Funds value their investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Income and capital gains on some foreign securities may be subject to foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premiums and discounts are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Funds may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

14

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Futures Contracts – The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedule of Investments, if applicable.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly and distributions to shareholder of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes – The Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Merk Hard Currency Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on April 1, 2007. The Merk Asian Currency Fund adopted FIN 48 on April 1, 2008. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Merk Hard Currency Fund’s Federal tax returns filed in the three-year period ended March 31, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ use of accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

NOTE 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Merk Investments, LLC, (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all operating expenses of the Funds except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses. Prior to August 1, 2008, the Funds paid certain compensation expenses of the Trustees.

Distribution – Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Funds have adopted a distribution

15

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

plan for the Funds in accordance with Rule 12b-1 of the Act. The Funds pay the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of each Fund.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Funds.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Funds, as well as certain additional compliance support functions.

For the period April 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Funds.

For the period April 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or the Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor. For the six months ended September 30, 2008, the Adviser paid compliance service fees of $22,764 for Merk Hard Currency Fund and $5,256 for Merk Asian Currency Fund, from fees collected under the Investment Adviser Agreement.

NOTE 4.  Waiver of Fees

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2009 to limit total annual operating expenses for each Fund to 1.30%. For the six months ended September 30, 2008, fees waived and reimbursed were $3,273 for Merk Hard Currency Fund and $270 for Merk Asian Currency Fund.

NOTE 5.  Security Transactions

The Funds did not purchase or sell any investment securities (including maturities), other than short-term investments for the six months ended September 30, 2008.

NOTE 6.  Currency Contracts

At September 30, 2008, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase	Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
4,500,000 Chinese Renminbi	$668,419	10/17/2008	$-	$(13,772)
14,000,000 Chinese Renminbi	2,082,992	10/17/2008	-	(46,311)
5,000,000 Chinese Renminbi	742,942	10/17/2008	-	(15,556)
7,000,000 Chinese Renminbi	1,042,905	10/17/2008	-	(24,567)
5,000,000 Chinese Renminbi	736,974	10/17/2008	-	(9,588)
4,000,000 Hong Kong Dollar	513,504	10/17/2008	1,812	-
1,000,000 Hong Kong Dollar	128,370	10/17/2008	459	-
6,000,000,000 Idonesian Rupiah	649,491	10/17/2008	-	(14,745)
23,000,000 Indian Rupee	527,039	10/17/2008	-	(37,269)
17,000,000 Indian Rupee	399,155	10/17/2008	-	(37,150)
22,000,000 Indian Rupee	512,462	10/17/2008	-	(43,986)
26,000,000 Indian Rupee	612,630	10/17/2008	-	(58,976)
80,000,000 Japanese Yen	754,418	10/17/2008	-	(54)
1,700,000 Malaysian Ringgit	526,283	10/17/2008	-	(31,559)
1,600,000 Malaysian Ringgit	495,203	10/17/2008	-	(29,580)
19,000,000 New Taiwan Dollar	630,392	10/17/2008	-	(40,680)
15,000,000 New Taiwan Dollar	497,512	10/17/2008	-	(31,951)
13,000,000 Philippines Peso	280,778	10/17/2008	-	(4,444)
770,000,000 South Korean Won	760,494	10/17/2008	-	(120,867)
16,000,000 Thailand Baht	472,325	10/17/2008	-	(107)
10,500,000 Chinese Renminbi	1,534,863	11/21/2008	-	(13,307)
19,700,000 Chinese Renminbi	2,880,328	11/21/2008	-	(25,599)
4,000,000 Hong Kong Dollar	512,949	11/21/2008	2,638	-

16

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Contracts to Purchase	Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
6,300,000 Indian Rupee	$142,212	11/21/2008	$-	$(8,116)
21,000,000 Japanese Yen	191,535	11/21/2008	7,441	-
43,000,000 Japanese Yen	393,100	11/21/2008	14,328	-
2,160,000 Malaysian Ringgit	646,978	11/21/2008	-	(16,302)
1,300,000 Singapore Dollar	923,328	11/21/2008	-	(16,590)
1,900,000 Singapore Dollar	1,349,298	11/21/2008	-	(24,065)
915,000,000 South Korean Won	874,260	11/21/2008	-	(116,150)
3,200,000 Thailand Baht	93,916	11/21/2008	326	-
32,000,000 Chinese Renminbi	4,702,425	12/19/2008	-	(71,565)
27,100,000 Chinese Renminbi	3,981,488	12/19/2008	-	(59,729)
6,000,000 Chinese Renminbi	879,765	12/19/2008	-	(11,479)
4,000,000 Chinese Renminbi	579,962	12/19/2008	-	(1,105)
6,600,000 Hong Kong Dollar	848,733	12/19/2008	2,328	-
6,500,000 Hong Kong Dollar	835,769	12/19/2008	2,397	-
7,000,000 Indian Rupee	148,305	12/19/2008	589	-
4,300,000 Indian Rupee	91,489	12/19/2008	-	(26)
185,000,000 Japanese Yen	1,789,021	12/19/2008	-	(28,752)
1,100,000 Malaysian Ringgit	318,841	12/19/2008	3,001	-
45,000,000 New Taiwan Dollar	1,399,907	12/19/2008	-	(1,812)
48,600,000 New Taiwan Dollar	1,514,019	12/19/2008	-	(4,077)
1,800,000 Singapore Dollar	1,263,912	12/19/2008	-	(6,128)
2,015,000 Singapore Dollar	1,413,291	12/19/2008	-	(5,272)
1,000,000,000 South Korean Won	877,963	12/19/2008	-	(44,711)
885,000,000 South Korean Won	738,342	12/19/2008	-	(25,911)

Unrealized gain (loss) on forward currency contracts			$35,319	$(1,041,858)

NOTE 7.  Federal Income Tax and Investment Transactions

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis for Merk Hard Currency Fund were as follows:

Undistributed Ordinary Income	$3,114,601
Undistributed Long-Term Gain	2,061,155
Unrealized Appreciation	15,678,693

Total	$20,854,449

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to forward currency contracts.

As of September 30, 2008, distributable earnings (accumulated loss) on a tax basis for Merk Asian Currency Fund were as follows:

Unrealized Appreciation	$(427,690)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to forward currency contracts.

NOTE 8.  Other Information

On September 30, 2008, two shareholders held approximately 57% of the outstanding shares of the Merk Hard Currency Fund and one shareholder held approximately 30% of the Merk Asian Currency Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

17

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Merk Hard Currency Fund Investment Advisory Agreement Approval

At the June 17, 2008 board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Merk Hard Currency Fund (the “MHCF Advisory Agreement”). In evaluating the MHCF Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

In connection with a presentation by the Adviser, the Board discussed the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the MHCF Advisory Agreement and the quality of the investment capabilities of the Adviser, including the resources dedicated to performing services for the Fund. Among other things, the Board considered information regarding: the experience and professional background of the portfolio manager and other personnel who have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s management and staff; the quality of the Adviser’s services with respect to regulatory compliance; compliance with client investment policies and restrictions; and the Adviser’s financial condition and operational stability.

The Board reviewed the Adviser’s summary of its financial condition as of March 31, 2008, noting the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the MHCF Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the resources the Adviser devotes to the Fund as part of the Adviser’s cost of services. The Board also considered that the Adviser continues to contractually waive certain advisory fees and, as necessary, reimburse Fund expenses. The Board concluded that the Adviser’s profits attributed to its management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s contractual advisory fee rate was higher than the mean and median advisory fee rate for its Lipper Inc. peer group. The Adviser discussed the differences between the Fund’s strategy and investments and those represented in its peer group, and the difficulty in comparing the Fund to other funds in its Lipper category. The Board then considered additional comparative advisory fee information provided in detail by the Adviser and recognized that it was difficult to compare the Adviser’s fee rate with the fee rates of other advisors, because the services provided by the Adviser to the Fund are not comparable to the services that other funds may receive. Based on the foregoing, in light of all factors considered, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable in light of the services it provides to the Fund.

Performance

The Board considered the Adviser’s approach to managing the Fund as well as the Fund’s performance. The Board noted that the Fund has grown from $20 million at its one-year anniversary to more than $400 million in assets at the end of the most recent fiscal year. The Board considered the Fund’s investment policy of investing in short-term money market instruments denominated in foreign currencies, noting the Adviser’s representation that the Fund’s strategy had attracted more investors in part due to the depreciation of the U.S. dollar, resulting in increased assets in the Fund. The Board also considered that the Fund underperformed its benchmark for the one-, three-, and six-month periods and outperformed its benchmark for the nine-month and one-year periods ended March 31, 2008, ranking the Fund in the top quartile of its Lipper Inc. peer group for the one-year period. The Board concluded that the Fund’s performance was acceptable in light of all factors considered.

18

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted that the investment advisory fee rate for the Fund does not contain breakpoints. In considering whether to seek breakpoints in the fees, the Board considered the Adviser’s representation that although the Fund has experienced a significant increase in assets under management, the Adviser has allocated much of the additional cash flow toward investments in infrastructure, specifically focusing on institutionalizing knowledge, which will benefit investors. The Board concluded that it would not be necessary to implement fee breakpoints at this time.

Other Benefits

The Board considered the fact, as represented by the Adviser, that the primary “fall out” benefit the Adviser receives as a result of the advisory services to the Fund is increased public exposure, which may lead to increased business unrelated to the Fund. The Board also considered the Adviser’s note that it advises another series in the Trust, the Merk Asian Currency Fund, which was recently launched and benefits from the name recognition and branding of the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the MHCF Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the MHCF Advisory Agreement. The Board also discussed the proposed approval of the continuance of the MHCF Advisory Agreement. Based upon its review, and all of the factors presented, the Board (including a majority of the Independent Trustees) concluded that the overall arrangement between the Fund and the Adviser, as provided in the MHCF Advisory Agreement, is fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable business judgment.

Merk Asian Currency Fund Investment Advisory Agreement Approval

At the February 7, 2008 board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement pertaining to the Merk Asian Currency Fund (the “MACF Advisory Agreement”). In evaluating the MACF Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

In connection with a presentation by the Adviser, the Board discussed the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope of services to be provided by the Adviser under the MACF Advisory Agreement and the quality of the investment research capabilities of the Adviser, including the resources dedicated to performing services for the Fund and the Adviser’s track record in managing another series of Forum Funds. Among other things, the Board considered information regarding: the experience and professional background of the portfolio managers at the Adviser and the qualifications and capabilities of the portfolio managers and other personnel who have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

19

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

The Board reviewed the Adviser’s summary of its financial condition as of December 31, 2007, noting the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the MACF Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its profitability and costs of services with respect to the Fund. The Board reviewed the Adviser’s estimated profit and loss analysis and concluded that the level of the Adviser’s estimated profits projected in connection with its management of the Fund was not excessive in light of the services proposed to be provided.

Compensation

The Board considered the Adviser’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on advisory fees and total expenses. The Board noted that while the Adviser’s proposed contractual advisory fee was higher than the mean and median contractual advisory fees for its Lipper Inc. peer group, the Adviser is obligated to pay the ordinary operating expenses of the Funds out of its advisory fee. The Board also considered the Fund’s total expense ratio, noting that the Adviser’s proposed total expense ratio was higher than the mean and median contractual expense ratios for its Lipper Inc. peer group. The Board recognized that it was difficult to compare advisory fees because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds. The Board also considered the Adviser’s explanation that, although the Fund is categorized with other international bond market funds, the Fund is different in terms of strategy and investments than those represented in its peer group, and thus Lipper Inc.’s categorization makes expense comparison difficult. Based on the foregoing, in light of all factors considered, the Board concluded that the Adviser’s advisory fee to be charged to the Fund was reasonable.

Performance

The Board considered the Adviser’s proposed approach to managing the Fund. The Board considered that the Fund was new and thus had no performance history, but noted the Adviser’s capability as demonstrated by the performance of the Merk Hard Currency Fund, which outperformed its benchmark for the one-, six- and nine-month and one-year periods ended December 31, 2007 and ranked in the top quartile of its Lipper Inc. peer group for the one- and nine-month and one-year periods. The Board also noted that the Merk Hard Currency Fund’s assets had increased significantly over the prior year. Based on the foregoing, the Board concluded that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board then considered whether the Fund would benefit from any economies of scale. The Board noted that although the Adviser’s proposed fee schedule does not have breakpoints and thus would not reflect any economies of scale, the Fund’s total annual operating expenses would be limited to 1.30% of average daily net assets. The Board also considered the anticipated asset levels of the Fund upon its commencement of operations and determined that it would not be necessary to consider the implementation of breakpoints at this time.

Other Benefits

The Board noted the Adviser’s representation that it does not expect to receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not material factors to consider in approving the MACF Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the MACF Advisory Agreement. The Board also discussed the proposed approval of the MACF Advisory Agreement. Based upon its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) concluded determined, in the exercise of its business judgment, that approving the MACF Advisory Agreement was in the best interest of the Fund and its shareholders.

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at

20

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

www.sec.gov. The Funds’ proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses – The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Actual	$1,000.00	$915.84	$6.24	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Merk Asian Currency Fund
Actual	$1,000.00	$957.00	$6.34	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

21

HARD CURRENCY FUND

ASIAN CURRENCY FUND

P.O. BOX 588

PORTLAND, ME 04112

208-SAR-0908

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfund.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

SEPTEMBER 30, 2008

(UNAUDITED)

PAYSON TOTAL RETURN FUND

SEMI-ANNUAL REPORT

TABLE OF CONTENTS

SEPTEMBER 30, 2008

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value

Common Stock — 91.2%
Basic Materials — 2.8%
17,700	EI Du Pont de Nemours & Co.	$713,310

Consumer Cyclical — 11.8%
25,000	Johnson Controls, Inc.	758,250
15,000	Sherwin Williams Co.	857,400
18,539	TJX Cos., Inc.	565,810
11,000	VF Corp.	850,410

		3,031,870

Consumer Staples — 6.9%
9,000	Diageo PLC, ADR	619,740
25,000	Dr. Pepper Snapple Group, Inc.(a)	662,000
8,018	Wal-Mart Stores, Inc.	480,198

		1,761,938

Energy — 12.4%
15,000	Chesapeake Energy Corp.	537,900
7,500	Chevron Corp.	618,600
10,000	ConocoPhillips	732,500
8,722	Exxon Mobil Corp.	677,351
15,000	Marathon Oil Corp.	598,050

		3,164,401

Financial — 9.8%
13,000	Duke Realty Corp. REIT	319,540
21,700	JPMorgan Chase & Co.	1,013,390
31,000	Wells Fargo & Co.	1,163,430

		2,496,360

Health Care — 18.0%
10,000	Becton Dickinson & Co.	802,600
14,000	Covidien, Ltd.	752,640
16,000	Johnson & Johnson	1,108,480
17,000	Medtronic, Inc.	851,700
40,000	Mylan, Inc.(a)	456,800
10,000	Zimmer Holdings, Inc.(a)	645,600

		4,617,820

Shares	Security Description	Value

Industrials — 16.0%
9,000	General Dynamics Corp.	$662,580
41,200	General Electric Co.	1,050,600
30,000	Graco, Inc.	1,068,300
14,702	Rockwell Collins, Inc.	707,019
10,000	United Technologies Corp.	600,600

		4,089,099

Technology — 13.5%
30,000	Cisco Systems, Inc.(a)	676,800
4,000	IBM	467,840
25,000	Intel Corp.	468,250
25,754	Microsoft Corp.	687,374
26,000	Nokia OYJ, ADR	484,900
33,000	Oracle Corp.(a)	670,230

		3,455,394

Total Common Stock (cost $20,169,201)		23,330,192

Exchange Traded Fund — 7.0%
90,000	Financial Select Sector SPDR Fund (cost $1,933,828)	1,781,100

Principal		Rate	Maturity
Mortgage-Backed Securities — 0.0%
$2,637	GNMA Pool 394795 (cost $2,647)	7.50%	10/15/10	2,737

Shares
Short-Term Investments — 2.6%
Money Market Fund — 2.6%
668,566	CitiSM Institutional Trust Liquid Reserves, Class A, 2.72% (cost $668,566)	668,566

Total Investments — 100.8% (Cost $22,774,242)*		$25,782,595
Other Assets and Liabilities, Net — (0.8)%		(205,860)

NET ASSETS — 100.0%		$25,576,735

See Notes to Financial Statements.

1

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

ADR	American Depositary Receipt
GNMA	Government National Mortgage Association
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$4,156,190
Gross Unrealized Depreciation	(1,147,837)

Net Unrealized Appreciation (Depreciation)	$3,008,353

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Investments
Level 1 — Quoted Prices	$25,779,858	$—
Level 2 — Other Significant Observable Inputs	2,737	—
Level 3 — Significant Unobservable Inputs	—	—

Total Investments	$25,782,595	$—

PORTFOLIO HOLDINGS % of Total Investments

Basic Materials	2.8%
Consumer Cyclical	11.8%
Consumer Staples	6.8%
Energy	12.3%
Financial	9.7%
Health Care	17.9%
Industrials	15.8%
Technology	13.4%
Mortgage-Backed Securities	0.0%
Exchange Traded Fund	6.9%
Short-Term Investments	2.6%

100.0%

See Notes to Financial Statements.

2

PAYSON TOTAL RETURN

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

ASSETS
Total investments, at value (Cost $22,774,242)	$25,782,595
Receivables:
Interest and dividends	47,455
Prepaid expenses	6,981

Total Assets	25,837,031

LIABILITIES
Payables:
Dividends	23,440
Portfolio securities purchased	176,709
Fund shares redeemed	4,042
Accrued Liabilities:
Investment adviser fees	12,861
Compliance services fees	2,038
Other	41,206

Total Liabilities	260,296

NET ASSETS	$25,576,735

COMPONENTS OF NET ASSETS
Paid-in capital	$23,948,912
Undistributed (distributions in excess of) net investment income	23,655
Accumulated net realized gain (loss) on investments	(1,404,185)
Unrealized appreciation (depreciation) on investments	3,008,353

NET ASSETS	$25,576,735

SHARES OF BENEFICIAL INTEREST (unlimited shares authorized)	2,167,789

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$11.80

See Notes to Financial Statements.

3

PAYSON TOTAL RETURN

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2008

INVESTMENT INCOME
Dividend income (Net of foreign taxes withholding of $6,074)	$310,097
Interest income	2,709

Total Investment Income	312,806

EXPENSES
Investment advisory fees	81,288
Administration fees	66,185
Transfer agent fees	9,861
Custody fees	4,324
Registration fees	4,563
Professional fees	24,486
Trustees’ fees and expenses	361
Compliance services fees	14,839
Miscellaneous expenses	10,780

Total Expenses	216,687

NET INVESTMENT INCOME (LOSS)	96,119

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(90,782)
Net change in unrealized appreciation (depreciation) on investments	(1,334,129)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,424,911)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,328,792)

See Notes to Financial Statements.

4

PAYSON TOTAL RETURN

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2008	Year Ended March 31, 2008
OPERATIONS:
Net investment income (loss)	$96,119	$245,450
Net realized gain (loss) on investments	(90,782)	(578,773)
Net change in unrealized appreciation (depreciation) on investments	(1,334,129)	(1,085,297)

Increase (Decrease) in Net Assets Resulting from Operations	(1,328,792)	(1,418,620)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(93,290)	(269,643)
Net realized gain on investments	—	(698,720)

Total Distributions to Shareholders	(93,290)	(968,363)

CAPITAL SHARE TRANSACTIONS
Sale of shares	695,421	1,222,648
Reinvestment of distributions	49,209	524,619
Redemption of shares	(1,322,525)	(2,160,068)

Increase (Decrease) from Capital Share Transactions	(577,895)	(412,801)

Increase (Decrease) in Net Assets	(1,999,977)	(2,799,784)
NET ASSETS:
Beginning of period	27,576,712	30,376,496

End of period(a)	$25,576,735	$27,576,712

SHARE TRANSACTIONS
Sale of shares	56,214	88,472
Reinvestment of distributions	4,125	38,164
Redemption of shares	(103,067)	(153,860)

	(42,728)	(27,224)

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$23,655	$20,826

See Notes to Financial Statements.

5

PAYSON TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended September 30, 2008		Years Ended March 31,
			2008	2007	2006	2005	2004
NET ASSET VALUE, Beginning of Year	$12.48		$13.57	$12.88	$12.04	$11.77	$9.51

INVESTMENT OPERATIONS
Net investment income (loss)	0.05	(a)	0.11 (a)	0.07 (a)	0.08 (a)	0.19	0.23
Net realized and unrealized gain (loss) on investments	(0.61)		(0.76)	0.96	0.82	0.27	2.23

Total from Investment Operations	(0.56)		(0.65)	1.03	0.90	0.46	2.46

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)		(0.12)	(0.06)	(0.06)	(0.18)	(0.19)
Net realized investment gains	—		(0.32)	(0.28)	—	—	—
Return of capital	—		—	—	—	(0.01)	(0.01)

Total Distributions to Shareholders	(0.12)		(0.44)	(0.34)	(0.06)	(0.19)	(0.20)

NET ASSET VALUE, End of Year	$11.80		$12.48	$13.57	$12.88	$12.04	$11.77

TOTAL RETURN	(5.11	)%(b)	(5.06)%	7.98%	7.51%	3.91%	25.92%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$25,577		$27,577	$30,376	$18,800	$18,187	$18,335
Ratios to Average Net Assets:
Net investment income (loss)	0.71	%(c)	0.80%	0.54%	0.66%	1.56%	2.15%
Net expenses	1.60	%(c)	1.46%	1.36%	1.37%	1.31%	1.22%
Gross expenses(d)	1.60	%(c)	1.46%	1.85%	1.89%	1.81%	1.72%
PORTFOLIO TURNOVER RATE	52	%(b)	57%	46%	85%	48%	33%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

6

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Note 1. Organization

The Payson Total Return Fund (the “Fund”), is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of September 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

On March 23, 2007 the Fund acquired all the net assets of the Payson Value Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

Date of Contribution	Net Assets	Shares Issued	Unrealized Gain
3/23/2007	$12,198,245	886,497	$3,150,150

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a

7

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders–Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes–The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes–an interpretation of FAS 109 (“FIN 48”) on April 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended March 31, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

New Accounting Pronouncements–In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s result of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser–H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the average daily net assets.

Distribution–Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser, Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

8

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Other Service Providers–As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period April 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008 as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period April 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended September 30, 2008, were as follows:

Non US Government Obligations		US Government Obligations
Purchases	Sales	Purchases	Sales
$13,642,033	$14,209,970	$—	$—

Note 5. Federal Income Tax and Investment Transactions

As of March 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	$157,676
Unrealized Appreciation (Depreciation)	4,363,308
Capital and Other Losses	(1,471,079)

Total	$3,049,905

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post October losses.

9

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

For tax purposes, the current year post-October loss was $1,471,079. This loss was recognized for tax purposes on the first business day of the Fund’s next year.

Note 6. Other Information

On September 30, 2008, one shareholder held approximately 43% of the outstanding shares of the Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

10

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Investment Advisory Agreement Approval

At the June 17, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

In connection with a presentation by representatives of the Adviser, the Board considered the Adviser’s personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement. The Board also considered the quality of the investment research capabilities of the Adviser and the resources allocated to servicing the Fund. The quality of administrative and other services provided by the Adviser as they relate to the Fund were considered as well. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s financial stability and reviewed the Adviser’s summary of its financial condition as of March 31, 2008, noting the Adviser’s representation that the firm is financially stable and able to provide investment Advisory services to the Fund. The Board concluded that, overall, the Adviser could provide high quality services to the Fund.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on advisory fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s contractual advisory fee rate was lower than the mean and median advisory fee rates of its

11

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Lipper Inc. peer group, and its total expense ratio was lower than the mean and higher than the median expense ratios for its Lipper Inc. peer group. Recognizing that it is difficult to compare advisory fee rates and expense ratios because of variations between the services provided by the Adviser and those provided by other advisers to comparable funds, in the context of all factors considered the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Performance

In connection with a presentation by the Adviser of its approach to managing the Fund as well as the Fund’s performance, the Board considered the Fund’s performance, noting that the Fund underperformed its benchmark the S&P 500 Index, for one-, three-, and five year periods ended March 31, 2008. The Board noted the Adviser’s explanation concerning the Fund’s underperformance, including the severity of the mortgage and credit crisis and the Fund’s weighting in the financial services sector. The Board concluded, based in part on the Adviser’s explanation, that under all of the circumstances considered, the Fund’s performance was acceptable.

Economies of Scale

The Board discussed whether the Fund would benefit from any economies of scale, noting that economies of scale could be experienced only upon a significant increase in assets under management. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of breakpoints until the time that assets under management are larger.

Other Benefits

The Board noted that the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review and all of the factors presented, the Board (including a majority of the Independent Trustees) concluded in the exercise of its reasonable business judgment that renewing the Advisory Agreement between the Fund and the Adviser was in the best interest of Fund shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

12

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses–The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Actual	$1,000.00	$948.93	$7.82
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

13

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

230-SAR-0908

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND

P.O. BOX 588

PORTLAND, ME 04112

800-805-8258

www.hmpayson.com

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	11/24/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	11/24/08

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	11/24/08